As filed with the Securities and Exchange Commission on or about October 29, 2002.


                               1933 ACT FILE NO.  333-57687
                                 1940 ACT FILE NO.  811-2271


                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                              POST-EFFECTIVE
                              AMENDMENT NO. 4
                                     TO
                                  FORM S-6


For registration under the Securities Act of 1933 of Securities of Unit Investment Trusts registered on Form N-8B-2

            Nuveen Tax-Free Unit Trust, Series 1011           (fORMERLY KNOWN
As Nuveen Tax-Exempt Unit Trust)

                             NUVEEN INVESTMENTS
                              (Name of Depositor)


                            333 West Wacker Drive
                            Chicago, Illinois  60606
             (Complete address of Depositor's Principal Executive Offices)

 Nuveen Investments                      Chapman and Cutler
 Attention: Gifford R. Zimmerman         Attention:  Eric F. Fess
 333 West Wacker Drive                   111 West Monroe Street
 Chicago, Illinois 60606                 Chicago, Illinois  60603
     (Name and complete address of Agents for Service)



 It is proposed that this filing will become effective (check appropriate box)

 (     )  Immediately upon filing pursuant to paragraph (B)
 (  X  )  On November  1, 2002 pursuant to paragraph (B) of Rule 485
 (     )  60 days after filing pursuant to paragraph (A)
 (     )  On (date) pursuant to paragraph (A) of Rule (485 or 486)
 (     )  Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.











          Contents of Post-Effective Amendment
                of Registration Statement




A. Bonding Arrangements of Depositor:


      The Depositor has obtained the following Stockbrokers Blanket Bonds for its officers, directors and employees:


      Insurer/Policy No.                     Amount


      Reliance Insurance Company             $26,000,000
       B 262 6895




      This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                 The Facing Sheet


                 The Prospectus


                 The Signatures


                 The Consent of Independent Auditors


Part One of the Registrant's Prospectus, filed separately, is incorporated by this Reference hereto.

Nuveen Defined Portfolios

                           Nuveen Tax-free Unit Trust

                                   Prospectus
                                    Part One
                                 August 26, 2002

Note:  This Prospectus may be used only when accompanied by Part Two.

         The Prospectus for a Nuveen Unit Trust ("Defined Portfolio," "Portfolio(s)" or "Trust(s)") is divided into two parts. Part One of the Prospectus provides more general information regarding the Nuveen Tax-Free Defined Portfolios. Part Two of the Prospectus relates exclusively to particular Portfolios and provides specific information regarding each Portfolio. Part Two of the Prospectus may not be distributed unless accompanied by Part One of the Prospectus. You should read both Parts of the Prospectus and retain them for future reference. Except as provided in Part Two of the Prospectus, the information contained in this Part One will apply to each Portfolio.

         See the Information Supplement dated August 26, 2002 for specific state risk factor and disclosure information. You can receive an Information Supplement by calling JPMorgan Chase Bank (the "Trustee") at (800) 257-8787.

Nuveen Defined Portfolios

Tax-Free Income. Each Nuveen Tax-Free Defined Portfolio consists of a diversified portfolio of municipal bonds (the "Bonds"). (See "SCHEDULE OF INVESTMENTS") in Part Two of the Prospectus for a list of the Bonds included in a Portfolio.) Under existing law, in the opinion of recognized bond counsel to the issuing governmental authorities, the Bonds provide interest income exempt from federal income tax and for State Portfolios, exempt to the extent indicated in Part Two of the Prospectus from state and, in some cases, local income taxes and intangibles taxes, for residents of the state in which the Bonds are issued. (See "TAX STATUS.")

Insured Portfolios. All Bonds in each Nuveen Insured Portfolio are covered by insurance policies obtained from Ambac Assurance Corporation ("Ambac"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc. ("FSA") or MBIA Insurance Corporation ("MBIA"), guaranteeing payment of principal and interest on the bonds when due. As a result of such insurance, the Bonds in each Insured Portfolio have received a rating of "Aaa" by Moody's Investors Services, Inc. ("Moody's"), "AAA" by Fitch, Inc. ("Fitch") and/or "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"). Please note that the insurance relates only to the Bonds in the Insured Portfolios and not to the Units or the market value of the Bonds or of the Units. (See "INSURANCE ON THE BONDS.")

Traditional Portfolios. Each Traditional Portfolio consists of a diversified portfolio of Bonds rated in the category of "A" or better by Standard & Poor's, Moody's or Fitch on the date each Portfolio was established (BBB or Baa or better by Standard & Poor's and Moody's, respectively, in the case of National Portfolio 76 and earlier National Portfolios and SP-1, MIG 2 or F-2 or better, respectively, in the case of a Short Term Portfolio).

Objectives. The objectives of the Portfolios are tax-exempt income and conservation of capital through a diversified investment in tax-exempt Bonds (discount Bonds in the case of the Discount Portfolios). (See "TAX STATUS.") The payment of interest and the preservation of capital are, of course, dependent upon the continuing ability of the issuers or obligors, or both, of Bonds and of any insurer thereof to meet their obligations thereunder. There is no guarantee that the Portfolios' objectives will be achieved. The price received upon redemption may be more or less than the amount paid by Unitholders, depending upon the market value of the Bonds on the date of tender for redemption.

Minimum Investment.  $5,000 or 50 Units, whichever is less.

Redeemable Units. Units of a Portfolio are redeemable at the offices of the Trustee at prices based upon the bid prices of the Bonds. (See "REDEMPTION.")


         The Securities and Exchange Commission has not approved or disapproved of these Securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Distributions. Interest received by a Portfolio will be paid semi-annually, unless you elect to receive distributions monthly or quarterly. Distributions of funds in the principal account will ordinarily be made semi-annually. (See "DISTRIBUTIONS TO UNITHOLDERS.")

Public Offering Price. The Public Offering Price per Unit for a particular Portfolio for "secondary market" sales is based on a pro rata share of the sum of bid prices per Unit of the Bonds in such Portfolio plus the sales charges for the Bonds determined in accordance with the table set forth herein under the caption "PUBLIC OFFERING PRICE" based on the number of years remaining to the maturity of each such Bond and adjusted for cash, if any, held or owed by the Portfolio. See the table in "PUBLIC OFFERING PRICE" regarding reduced sales charges on large transactions. Units are offered at the Public Offering Price plus interest accrued to, but not including, the date of settlement. (See "PUBLIC OFFERING PRICE.")

         The Units being offered by this Prospectus are issued and outstanding Units that have been purchased by dealers in the open market. The price paid was not less than the Redemption Price determined as provided herein under the caption "REDEMPTION." Any profit or loss resulting from the sale of the Units will accrue to such dealers and no proceeds from the sale will be received by the Portfolios.

Market. A Unitholder may redeem Units at the office of the Trustee at prices based upon the bid prices of the Bonds in such Portfolio. Certain dealers may make a secondary market for the Units at prices based upon the bid prices of the Bonds in each Portfolio.


         Both parts of this Prospectus should be retained for future reference.

         Units are not deposits or obligations of, or guaranteed by any bank. Units are not FDIC insured and involve investment risk, including the possible loss of principal.

Nuveen Defined Portfolios

                           Nuveen Tax-free Unit Trust

                                   Prospectus
                                    Part One
                                 August 26, 2002

                                Table of Contents

                                                                            Page
Nuveen Tax-Free Defined Portfolios .........................................  1
Objectives of the Portfolios ...............................................  2
Summary of Portfolios ......................................................  2
Composition of Portfolios ..................................................  5
Risk Factors ...............................................................  7
Insurance on the Bonds .....................................................  8
Public Offering Price ......................................................  9
Market for Units ........................................................... 11
Accrued Interest ........................................................... 11
Estimated Long Term Return and Estimated Current Return .................... 12
Tax Status ................................................................. 12
Taxable Equivalent Yields .................................................. 15
Alabama Risk Factors and Tax Status ........................................ 18
Arizona Risk Factors and Tax Status ........................................ 18
California Risk Factors and Tax Status ..................................... 20
Colorado Risk Factors and Tax Status ....................................... 21
Connecticut Risk Factors and Tax Status .................................... 23
Florida Risk Factors and Tax Status ........................................ 24
Georgia Risk Factors and Tax Status ........................................ 25
Maryland Risk Factors and Tax Status ....................................... 27
Massachusetts Risk Factors and Tax Status .................................. 28
Michigan Risk Factors and Tax Status ....................................... 29
Minnesota Risk Factors and Tax Status ...................................... 31
Missouri Risk Factors and Tax Status ....................................... 32
New Jersey Risk Factors and Tax Status ..................................... 33
New York Risk Factors and Tax Status ....................................... 34
North Carolina Risk Factors and Tax Status ................................. 35
Ohio Risk Factors and Tax Status ........................................... 36
Pennsylvania Risk Factors and Tax Status ................................... 38
Tennessee Risk Factors and Tax Status ...................................... 38
Texas Risk Factors and Tax Status .......................................... 41

Virginia Risk Factors and Tax Status ....................................... 42
Portfolio Operating Expenses ............................................... 43
Distributions to Unitholders ............................................... 44
Reports to Unitholders ..................................................... 45
Unit Value and Evaluation .................................................. 46
Distribution of Units to the Public ........................................ 46
Ownership and Transfer of Units ............................................ 47
Replacement of Lost, Stolen or Destroyed Certificates ...................... 48
Redemption ................................................................. 48
How Bonds May Be Removed From the Trusts ................................... 49
Information About the Trustee .............................................. 50
Information About the Sponsor .............................................. 50
Description of Bond Ratings ................................................ 51
      Standard & Poor's Rating ............................................. 51
      Moody's Investors Service Rating ..................................... 52
      Fitch Ratings ........................................................ 52
Other Information .......................................................... 53

Nuveen Defined Portfolios

                           Nuveen Tax-free Unit Trust

                                   Prospectus
                                    Part One
                                 August 26, 2002

Nuveen Tax-free Defined Portfolios

         Each Series of the Nuveen Tax-Free Defined Portfolios ("Defined Portfolios" "Portfolio(s)" or "Trust(s)") is one of a series of separate but similar investment companies created by Nuveen Investments ("Nuveen" or the "Sponsor"), each of which is designated by a different Series number. Each Series includes one or more underlying separate unit investment trusts; the trusts in which few or none of the Bonds are insured are sometimes referred to as the "Traditional Portfolios," the trusts in which all of the Bonds are insured as described herein are sometimes referred to as the "Insured Portfolios," and the state trusts (both Traditional and Insured) are sometimes referred to as the "State Portfolios." The general terms "Portfolio(s)" or "Trust(s)" should be understood to refer collectively to both Traditional and Insured Portfolios. Each Series was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Indenture") between the Sponsor and JPMorgan Chase Bank (the "Trustee").

         The Sponsor has deposited with the Trustee the Bonds listed in the "Schedules of Investments" in Part Two of the Prospectus, which constitute the Portfolios' underlying Securities.

         Payment of interest on the Bonds in each Insured Portfolio, and of principal at maturity, is guaranteed under policies of insurance obtained generally by the Sponsor or by the issuers of the Bonds. (See "Insurance on the Bonds.")

         At the Date of Deposit, each National Portfolio, State Portfolio and Discount Portfolio consisted of long-term (approximately 15 to 40 year maturities) obligations; each Long Intermediate Portfolio consisted of intermediate to long-term (approximately 11 to 19 year maturities) obligations; each Intermediate Portfolio and State Intermediate Portfolio consisted of intermediate-term (approximately 5 to 15 year maturities) obligations; each Short Intermediate Portfolio and State Short Intermediate Portfolio consisted of short to intermediate-term (approximately 3 to 7 year maturities) obligations; and each Short Term Portfolio consisted of short-term (approximately 1 to 5 year maturities) obligations.

         Each Portfolio consists of fixed-rate municipal debt obligations. Because of this an investment in a Portfolio should be made with an understanding of the risks which investment in debt obligations may entail, including the risk that the value of the debt obligations, and therefore of the Units, will decline with increases in market interest rates. In general, the longer the period until the maturity of a Bond, the more sensitive its value will be to fluctuations in interest rates. During the past decade there have been substantial fluctuations in interest rates and, accordingly, in the value of long-term debt obligations. The Sponsor cannot predict the extent or timing of such fluctuations and, accordingly, their effect upon the value of the Bonds. Other risks include the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, "mandatory put" features, early call provisions and the potential for changes in the tax status of the Bonds.

         Each Unit of a Portfolio represents a fractional undivided interest in the principal and net income of such Portfolio in the ratio set forth in "Essential Information" in Part Two of the Prospectus for the applicable Portfolio. To the extent that any Units are redeemed by the Trustee, the aggregate value of the Portfolio's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Portfolio will increase proportionately. The Units offered hereby are issued and outstanding Units which have been purchased by dealers in the open market. No offering is being made on behalf of the Portfolios and any profit or loss realized on the sale of Units will accrue to the such dealers.

Objectives of the Portfolios

         The objectives of the Portfolios are income exempt from Federal income tax and, in the case of State Portfolios, where applicable, from state income and intangibles taxes, and conservation of capital, through an investment in obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from Federal income tax under existing law. Bonds in any State Portfolio have been issued primarily by or on behalf of the state for which such Portfolio is named and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel, exempt from Federal and (except for certain Bonds in the Connecticut Portfolios, which were issued prior to the taxation by Connecticut of interest income of resident individuals) certain state income tax and intangibles taxes, if any, for purchasers who qualify as residents of that state. Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Portfolio has been obtained, and as a result of such insurance, the Bonds in the Insured Portfolios are rated "Aaa" by Moody's, "AAA" by Fitch and/or "AAA" by Standard & Poor's. (See "Insurance on the Bonds.") All obligations in each Traditional Portfolio were rated at the date the Portfolio was established in the category "A" or better (BBB or Baa or better by Standard & Poor's and Moody's, respectively, in the case of National Trust 76 and earlier National Trusts and SP-1, MIG 2 or F-2 or better, respectively, in the case of short-term obligations included in a Short Term Traditional Trust) by Standard & Poor's, Moody's and/or Fitch (including provisional or conditional ratings). In addition, certain Bonds in certain Traditional Portfolios may be covered by insurance guaranteeing the timely payment, when due, of all principal and interest. There is, of course, no guarantee that the Portfolios' objectives will be achieved. Gains realized on the sale, payment on maturity or redemption of the Bonds by the Trustee or on the sale or redemption of Units by a Unitholder are included in a Unitholder's gross income for Federal income tax purposes. (See "Tax Status.") For a comparison of net after-tax returns for various tax brackets, see the "Taxable Equivalent Yields" table herein.


Summary of Portfolios

         In selecting Bonds for each Portfolio, the following factors, among others, were considered: (i) the Standard & Poor's, Moody's and/or Fitch ratings of the Bonds, (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity (in addition, in the case of Discount Portfolios, the prices relative to newly issued bonds of comparable quality, coupon, and maturity, i.e., the existence of "market" discount), (iii) the diversification of Bonds as to purpose of issue and location of issuer, (iv) the maturity dates of the Bonds, and (v) in the case of Insured Portfolios only, the availability of insurance on such Bonds. (See "Insurance on the Bonds.")

         Each Portfolio consists of municipal bonds. As set forth in Part Two of this Prospectus, the Portfolios may contain or be concentrated in one or more of the types of bonds discussed below. The following paragraphs briefly discuss certain circumstances which may adversely affect the ability of issuers of Bonds held in a Portfolio to make payments of principal and interest or the ratings of such Bonds. For economic risks specific to the individual Portfolios, see herein this Part One Prospectus and the Information Supplement of this Prospectus.

         Escrow Secured Obligations are typically secured by direct obligations of the U.S. Government or in some cases obligations guaranteed by the U.S. Government placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

         Health Care Facility Obligations are obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels of the facility, demand for services, wages of employees, overhead expenses, competition from other similar providers, government regulation, the cost of malpractice insurance, and the degree of governmental financial assistance, including Medicare and Medicaid.

         Housing Obligations are obligations of issuers whose revenues are primarily derived from mortgage loans on single family residences or housing projects for low to moderate income families. Housing obligations are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities.

The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels, rental income, mortgage default rates, operating expenses, governmental regulations and the appropriation of subsidies.

         Industrial Revenue Obligations are industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. Debt service payment on IRBs is dependent upon various factors, including the creditworthiness of the corporate operator of the project and, if applicable, corporate guarantor, revenues generated from the project, expenses associated with the project and regulatory and environmental restrictions.

         Utility Obligations are obligations of issuers whose revenues are primarily derived from the sale of several types of energy, including electric and natural gas. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including the rates for electricity and natural gas, the demand for electricity and natural gas, the degree of competition, governmental regulation, overhead expenses and variable costs, such as fuel.

         Transportation Facility Revenue Bonds are obligations of issuers which are payable from and secured by revenues derived from the ownership and operation of airports, public transit systems and ports. The ability of issuers to make debt service payments on airport obligations is dependent on the capability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, many airlines may have difficulty meeting their obligations under these use agreements. Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or of other governmental financial assistance. The revenue of issuers of transit system obligations will be affected by variations in utilization, which in turn may be affected by the degree of local governmental subsidization, competition from other forms of transportation, and increased costs. Port authorities derive their revenues primarily from fees imposed on ships using the facilities which may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by increases in fuel costs, competition from toll-free vehicular bridges and roads and alternative modes of transportation.

         Water and/or Sewerage Obligations are obligations of issuers whose revenues are payable from the sale of water and/or sewerage services. The problems of such issuers include the ability to obtain rate increases, population declines, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of obtaining new supplies of fresh water, the effect of conservation programs and "no-growth" zoning ordinances.

         University and College Revenue Obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include declines in the number of the population consisting of "college" age individuals, possible inability to raise tuitions and fees, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

         Bridge Authority and Tollroad Obligations are obligations of issuers which derive their payments from bridge, road or tunnel toll revenues. The revenues of such an issuer could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof. Specifically, governmental regulations restricting the use of vehicles in the New York City metropolitan area may adversely affect revenues of the Triborough Bridge and Tunnel Authority.

         Dedicated-Tax Supported Bonds are obligations of issuers which are payable from and secured by tax revenues from a designated source, which revenues are pledged to secure the bonds. The various types of Bonds described below differ in structure and with respect to the rights of the bondholders to the underlying property. Each type of dedicated-tax supported Bond has distinct risks, only some of which are set forth below. One type of dedicated-tax supported Bond is secured by the incremental tax received on either real property or on sales within a specifically defined geographical area; such tax generally will not provide bondholders with a lien on the underlying property or revenues. Another type of dedicated-tax supported Bond is secured by a special tax levied on real property within a defined geographical area in such a manner that the tax is levied on those who benefit from the project; such bonds typically provide for a statutory lien on the underlying property for unpaid taxes. A third type of dedicated-tax supported Bond may be secured by a tax levied upon the manufacture, sale or consumption of commodities or upon the license to pursue certain occupations or upon corporate privileges within a taxing jurisdiction. As to any of these types of Bonds, the ability of the designated revenues to satisfy the interest and principal payments on such Bonds may be affected by changes in the local economy, the financial success of the enterprise responsible for the payment of the taxes, the value of any property on which taxes may be assessed and the ability to collect such taxes in a timely fashion. Each of these factors will have a different affect on each distinct type of dedicated-tax supported bonds.

         Municipal Lease Obligations are obligations that are secured by lease payments of a governmental entity. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligations could result in insufficient funds available for payment of the obligations secured thereby.

         Market Discounts or Premiums. Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable securities. The current returns of market discount securities are lower than comparably rated securities selling at par because discount securities tend to increase in market value as they approach maturity. The current returns of market premium securities are higher than comparably rated securities selling at par because premium securities tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium security will result in reduction in yield to a Portfolio. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

         Original Issue Discount Bonds and Stripped Obligations are bonds which were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

         Certain of the original issue discount bonds in a Portfolio may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

         Original issue discount bonds, including zero coupon bonds, may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption (the "Accreted Value") plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Schedules of Investments" In Part Two for call provisions of portfolio Bonds.

         Certain of the Bonds in a Portfolio may be stripped obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on a tax-exempt obligation ("Stripped Obligations."). Each Stripped Obligation has been purchased at a discount from the amount payable at maturity. A Stripped Obligation therefore has economic characteristics similar to zero coupon bonds, as described above.

         Unitholders should consult their own tax advisers with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount bonds or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

Composition of Portfolios

         Each Portfolio consists of such Bonds listed in the Schedules of Investments in Part Two as may continue to be held from time to time (including certain securities deposited in the Trust in exchange or substitution for Bonds upon certain refundings), together with accrued and undistributed interest thereon and undistributed cash realized from the disposition of Bonds. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders, and not reinvested, no assurance can be given that a Portfolio will retain for any length of time its present size and composition.

         The Sponsor participated as either the sole underwriter or manager or as a member of the syndicates which were the original underwriters of a number of the Bonds in certain Portfolios. An underwriter or underwriting syndicate purchases bonds from the issuer on a negotiated or competitive bid basis as principal with the intention of marketing such bonds to investors at a profit.

         A Trust portfolio may consist of Bonds priced at a deep "market" discount from par value at maturity. A primary reason for the market values of the Bonds being less than their par values is that the coupon interest rates on the Bonds are lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance the Bonds were for the most part issued at then current coupon interest rates. The current yields (coupon interest income as a percentage of market price) of discount bonds are lower than the current yields of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. (See "Tax Status.") Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the market discount of discount bonds will increase and the value of such bonds will decrease; and if interest rates decline, the market discount of discount bonds will decrease and the value of the bonds will increase. Market discount attributable to interest rate changes does not necessarily indicate a lack of market confidence in the issuer. Investors should also be aware that many of the Bonds in each Trust portfolio are subject to special or extraordinary redemption at par (in the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to redemption; such price is hereafter referred to as "Accreted Value") under certain circumstances, including economic and other defaults. Under such circumstances the redemption price for such Bonds would not include any premium over par or Accreted Value which the investor may have paid for such Bonds.

         As a number of the Trusts contain Bonds issued by school districts, investors should be aware that litigation challenging the validity, under state constitutions, of present systems of financing public education has been initiated in a number of states. Decisions have been reached in some states holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor, however, does not believe that such efforts, even if successful, will have a material adverse effect on the ability of any of the issuers of Bonds contained in the Trusts' portfolios to make principal and interest payments when due.

         Sale, maturity and redemption of bonds. Certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms. The proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders and not reinvested; accordingly, no assurance can be given that a Portfolio will retain for any length of time its present size and composition.

         All of the Bonds in each Portfolio are subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions described in the "Schedules of Investments" in Part Two and in most cases pursuant to a sinking fund or special or extraordinary redemption provisions. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption of all or a portion of an issue upon the occurrence of certain circumstances usually related to defaults or unanticipated changes in circumstances. Events that may permit or require the special or extraordinary redemption of bonds include, among others: substantial damage to or destruction of the project for which the proceeds of the bonds were used; exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; a final determination that the interest on the bonds is taxable; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomical; changes in law or an administrative or judicial decree which render the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which create unreasonable burdens or which impose excessive liabilities, such as taxes, not imposed on the date the bonds were issued, on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds which may be applied to redeem bonds; an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds; or a default in payment or failure to comply with the restrictions created as part of the bond financing on the part of the operator or principal user of a project financed by the bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See the discussion of the various types of bond issues, above, for information on the call provisions of such bonds, particularly single family mortgage revenue bonds. Certain Bonds may carry a "mandatory put" (also referred to as a "mandatory tender" or "mandatory repurchase") feature pursuant to which the holder of such a Bond will receive payment of the full principal amount thereof on a stated date prior to the maturity date unless such holder affirmatively acts to retain the Bond. The Trustee does not have the authority to act to retain any Bonds with such features; accordingly, it will receive payment of the full principal amount of any such Bonds on the stated put date and such date is therefore treated as the maturity date of such Bonds in selecting Bonds for the respective Portfolios and for purposes of calculating the average maturity of the Bonds in any Portfolio.

         The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Portfolio involved. The exercise of redemption call provisions is more likely to occur in situations where the Bonds have an offering side evaluation which represents a premium over par (as opposed to a discount from par). (In the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to the date of redemption; such price is referred to as "Accreted Value"). Because Bonds may have been valued at prices above or below par value or the then-current Accreted Value at the time Units were purchased, Unitholders may realize gain or loss upon the redemption of portfolio Bonds. (See "Tax Status" and "Distributions to Unitholders" herein and the "Schedules of Investments" in Part Two of this Prospectus.)

         Legislation. Legislation may be enacted at any time with respect to the Bonds in a Portfolio or the issuers of the Bonds. Changing approaches to regulation, particularly with respect to the environment, may have a negative impact on certain companies represented in a Portfolio. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Portfolio or will not impair the ability of the issuers of the Bonds to meet their obligations.

         Certain tax matters; Litigation. Certain of the Bonds in each Portfolio may be subject to continuing requirements regarding the actual use of Bond proceeds, the manner of operation of the project financed from bond proceeds or the rebate of excess earnings on bond proceeds, any of which may affect the exemption of interest on such Bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in each Portfolio an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, and the issuers covenanted to comply with all requirements necessary to retain the tax-exempt status of the Bonds, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unitholders to unanticipated tax liabilities.

         Except as otherwise indicated herein or in Part Two of the Prospectus, to the best knowledge of the Sponsor, there was no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect on any of the Portfolios. It is possible that after the date of this Prospectus, litigation may be initiated with respect to Bonds in any Portfolio. Any such litigation may affect the validity of such Bonds or the tax-exempt nature of the interest thereon, but while the outcome of litigation of such nature can never be entirely predicted, the opinions of bond counsel to the issuer of each Bond on the date of issuance state that such Bonds were validly issued and that the interest thereon is, to the extent indicated, exempt from Federal income tax.

         An investment in Units of any Portfolio should be made with an understanding of the risks that such an investment may entail. These include but are not limited to the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, the effects of changes in interest rates generally, early call provisions and the potential for changes in the tax status of the Bonds. The following paragraphs discuss certain characteristics of the Bonds in the Portfolios and of certain types of issuers in whose securities a Portfolio may be deemed to be "concentrated." These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in the portfolio of a Portfolio or which may adversely affect the ratings of such Bonds; with respect to the Insured Portfolios, however, because of the insurance obtained by the Sponsor or by the Bond issuers, such changes should not adversely affect any Insured Portfolio's receipt of principal and interest, or the Standard & Poor's AAA, Fitch's AAA or Moody's Aaa ratings of the Bonds in an Insured Portfolio's portfolio.


Risk Factors

         You can lose money by investing in a Portfolio. Your investment is at risk primarily because of:

         Interest rate risk. Interest rate risk is the risk that Bonds in a Portfolio will decline in value because of a rise in interest rates. Generally, Bonds will increase in value when interest rates decline and decrease in value when interest rates rise. Typically, Bonds with longer periods before maturity are more sensitive to interest rate changes.

         Credit risk. Credit risk is the risk that an issuer of a Bond in a Portfolio or an insurer is unable or unwilling to meet its obligations to make interest and principal payments.

         Call risk. Call risk is the risk that Bonds can be prepaid or "called" by the issuer before their stated maturity. If Bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield. Also, an early call at par of a premium Bond will reduce your return. Bonds in a Portfolio are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Portfolio. The dates and prices upon which the Bonds are first subject to optional calls are provided in "Schedule of Investments." The Bonds may also be subject to special or extraordinary call provisions and "mandatory put" features that may cause the Bonds to be removed from a Portfolio prior to maturity or stated call dates.

         Market risk. Market risk is the risk that the market value of a Bond or a Portfolio may change rapidly and unpredictably, causing the Bond or the Portfolio to be worth less than its original price. Volatility in the market price of the Bonds in a Portfolio changes the value of the Units of the Portfolio. Market value may be affected by a variety of factors including, among others:

         .   Changes in the perceptions about the issuers or insurers;

         .   Changes in interest rates or inflation;

         .   Changes in the ratings of the issuers or insurers; or

         . Changes in the financial condition of the issuers or insurers of the bonds.

         Liquidity risk. Liquidity risk is the risk that the value of the Bonds may be reduced if trading in the bonds is limited or absent. Because the Bonds will generally trade in the over-the-counter market, a liquid trading market may not exist.

         Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.

         Bond quality risk. Bond quality risk is the risk that a reduction in a Bond's rating may decrease its value and the value of your investment in a Portfolio.

         Reduced diversification risk. Reduced diversification risk is the risk that the diversification of your investment is reduced as Bonds in a Portfolio are called, sold or mature. This reduction in diversification may increase the risk of loss and increase your share of Portfolio expenses.

         Litigation and legislation risk. Litigation and legislation risk is the risk that future litigation or legislation could affect the value of a Portfolio. In particular, future tax legislation could affect the value of a Portfolio by reducing tax rates, imposing a flat or other form of tax, exempting investment income from tax or changing the tax status of the Bonds.

         Concentration risk. When Bonds in a particular industry make up 25% or more of a Portfolio, it is said to be "concentrated" in that industry, which makes a Portfolio less diversified and subject to more market risk. See "Risk/Return Summary--Primary Risks" for each Portfolio for a description of any concentrations and the related risks.

         Zero coupon risk. If a Portfolio contains zero coupon Bonds, the following factors should be considered. Zero coupon Bonds do not provide for the payment of any current interest. The buyer receives only the right to receive a final payment of the face amount of the Bond at its maturity. Zero coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are Bonds of comparable quality that pay interest currently.


Insurance on the Bonds

         The Bonds in the Insured Portfolios are covered by insurance policies obtained by the Sponsor or by the issuers or underwriters of Bonds from the Municipal Bond Insurance Association (the "Association") (for Insured Series 1 through 107), "MBIA" (for Insured Series 108 through Series 1153), or from AMBAC, FGIC, FSA or MBIA guaranteeing payment of principal and interest on the bonds when due (the "Insurers"). From Series 1154 onward, the Schedule of Investments in Part Two of this Prospectus identifies the insurer of each bond. Insurance guarantees the timely payment, when due, of all principal and interest on the bonds. Such insurance is effective so long as the insured bond is outstanding and the insurer remains in business. Insurance relates only to the particular bond and not to the Units offered hereby or to their market value. The bonds have received a rating of "Aaa" by Moody's, "AAA" by Fitch and/or "AAA" by Standard & Poor's in recognition of such insurance. There can be no assurance that any Insurer listed will be able to satisfy its commitments in the event claims are made in the future. However, Standard & Poor's, Fitch and/or Moody's have rated the claims-paying ability of each Insurer "AAA," "AAA" or "Aaa," respectively. The following are brief descriptions of the Insurers. See the Information Supplement to this Prospectus for more complete for more complete descriptions. The Information Supplement may be requested from the Trustee.

         AMBAC Assurance Corporation. AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico. AMBAC is a wholly owned subsidiary of AMBAC Financial Group, Inc., a 100% publicly-held company.

         Financial Guaranty Insurance Company. FGIC is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against FGIC. FGIC is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. FGIC is currently licensed to write insurance in all 50 states and the District of Columbia.

         Financial Security Assurance Inc. FSA is a monoline insurance company incorporated under the laws of the State of New York. FSA is licensed to engage in the financial guaranty insurance business in all 50 states, the

District of Columbia, Puerto Rico and the U.S. Virgin Islands. FSA and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. FSA and its subsidiaries principally insure asset-backed, collateralized and municipal securities. FSA is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation.

         MBIA Insurance Corporation. MBIA is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain.

         Insurance guaranteeing the timely payment, when due, of all principal and interest on certain Bonds in a Traditional Portfolio may have been obtained by the Sponsor, issuer or underwriter of the particular Bonds involved or by another party. Such insurance, which provides coverage substantially the same as that obtained with respect to Bonds in Insured Trusts as described above, is effective so long as the insured Bond is outstanding and the insurer remains in business. Insurance relates only to the particular Bond and not to the Units offered hereby or to their market value. Insured Bonds have received a rating of "AAA" by Standard & Poor's, "AAA" by Fitch and/or "Aaa" by Moody's, in recognition of such insurance.

         If a Bond in a Traditional Portfolio is insured, the "Schedule of Investments" in Part Two of this Prospectus will identify the insurer. There can be no assurance that any insurer listed herein will be able to satisfy its commitments in the event claims are made in the future. However, at the date hereof, Standard & Poor's, Fitch and/or Moody's have rated the claims-paying ability of each insurer "AAA," "AAA" or "Aaa," respectively.

         Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

         The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds. See the Information Supplement for further information concerning insurance.

         Because the insurance, if any, will be effective so long as the insured Bonds are outstanding, such insurance will be taken into account in determining the market value of such Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Insured Portfolios. The insurance does not, however, guarantee the market value of the Bonds or of the Units.


Public Offering Price

         The Public Offering Price of the Units of each Portfolio for secondary market purchases is determined by adding to the bid price of each Bond in the Portfolio the appropriate sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Bond. See "Unit Value and Evaluation." The effect of this method of sales charge calculation will be that different sales charge rates will be applied to each of the various Bonds in a Trust portfolio based upon the maturities of such Bonds, in accordance with the following schedule. As shown, the sales charge on Bonds in each maturity range (and therefore the aggregate sales charge on the purchase) is reduced with respect to purchases of at least $50,000 or 500 Units:

                               AMOUNT OF PURCHASE*

     Years to          Under     $50,000    $100,000    $250,000    $500,000   $1,000,000   $2,500,000     Wrap
     Maturity         $50,000       to          to          to          to          to          or        Account
                                 $99,999    $249,999    $499,999    $999,999   $2,499,999      More      Purchases
Less than 1              0           0           0           0           0           0           0          0.000%

1 but less than 2      1.523%     1.446%       1.369%      1.317%      1.215%      1.061%       .900%       0.523%

2 but less than 3      2.041      1.937        1.833       1.729       1.626       1.420       1.225        0.741%

3 but less than 4      2.564      2.433        2.302       2.175       2.041       1.781       1.546        0.964%

4 but less than 5      3.093      2.961        2.828       2.617       2.459       2.175       1.883        1.093%

5 but less than 7      3.627      3.433        3.239       3.093       2.881       2.460       2.165        1.327%

7 but less than 10     4.167      3.951        3.734       3.520       3.239       2.828       2.489        1.567%

10 but less than       4.712      4.467        4.221       4.004       3.788       3.253       2.842        1.712%
13

13 but less than       5.263      4.988        4.712       4.439       4.167       3.627       3.169        2.013%
16

16 or more             5.820      5.542        5.263       4.987       4.603       4.004       3.500        2.320%

____________________

* Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

         The secondary market sales charges above are expressed as a percent of the net amount invested; expressed as a percent of the Public Offering Price, the maximum sales charge on a Portfolio, for instance one consisting entirely of Bonds with 16 years or more to maturity, would be 5.50% (5.820% of the net amount invested). The actual secondary sales charge included in the Public Offering Price of any particular Portfolio will depend on the maturities of the Bonds in the Portfolio.

         Pursuant to the terms of the Indenture, the Trustee may terminate a Portfolio if the net asset value of such Portfolio, as shown by certain evaluations, is less than 20% of the original principal amount of the Portfolio.

         At all times while the Units are being offered for sale, the Sponsor will appraise or cause to be appraised daily the value of the underlying Bonds in each Portfolio (1) as of 4:00 p.m. eastern time on each day on which the New York Stock Exchange (the "Exchange") is normally open, or (2) as of such earlier closing time on each day on which the Exchange is scheduled in advance to close at an earlier time (the "Evaluation Time"), and will adjust the Public Offering Price of the Units commensurate with such appraisal. Such Public Offering Price will be effective for all orders received by a dealer at or prior to 4:00 p.m. eastern time, or such earlier closing time, on each such day or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.

         Accrued interest from the preceding Record Date to, but not including, the settlement date of the transaction (three business days after purchase) will be added to the Public Offering Price to determine the purchase price of Units. (See "Accrued Interest.")

         Units may be purchased in the secondary market with the applicable reduced sales charge provided for "Wrap Account Purchases" provided in the Secondary Market Sales Charge Table provided above by: (1) investors who purchase Units through registered investment advisors, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory services, brokerage services, investment services or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who, for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors, (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates, (5) officers or directors and bona fide, full-time employees of Nuveen, Nuveen Advisory Corp., Nuveen Institutional Advisory Corp., Rittenhouse Financial

Services, Inc., and The John Nuveen Company, including in each case these individuals and their spouses, children, parents and spouses' parents, however, purchases by parents and adult children who are not members of the household of the officers, directors or full-time employees described above, must be made through a registered broker-dealer, and (6) any person who for at least 90 days, has been an officer, director or bona fide employee of any vendor who provides services to the Sponsor and who purchases Units through a registered broker-dealer (collectively, the "Discounted Purchases"). Notwithstanding anything to the contrary in this Prospectus, investors who purchase Units with the reduced sales charges described in this paragraph will not receive sales charge reductions for quantity purchases.

         Whether or not Units are being offered for sale, the Trustee will determine the aggregate value of each Portfolio as of 4:00 p.m. eastern time:
(i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on each day on which any Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day), and (iii) at such other times as may be necessary. For this purpose, a "business day" shall be any day on which the Exchange is normally open. (See "Unit Value and Evaluation.")


Market for Units

         Certain dealers may maintain a secondary market for outstanding Units of each Portfolio at their own expense and continuously to offer to purchase Units of each Portfolio at prices, subject to change at any time, which are based upon the bid prices of Bonds in the respective Portfolios as of the Evaluation Time. Unitholders who wish to dispose of Units should inquire of the Trustee or their broker as to current redemption prices. (See "Redemption.")

         In maintaining a market for the Units, dealers may realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold or redeemed. The secondary market Public Offering Price of Units may be greater or less than the cost of such Units to the dealers.

         Certificates, if any, for Units are delivered to the purchaser as promptly after the date of settlement (three business days after purchase) as the Trustee can complete the mechanics of registration, normally within 48 hours after registration instructions are received. Purchasers of Units to whom Certificates are issued will be unable to exercise any right of redemption until they have received their Certificates, properly endorsed for transfer. (See "Redemption.")


Accrued Interest

         Accrued interest is the accumulation of unpaid interest on a Bond from the last day on which interest thereon was paid. Interest on Bonds in each Portfolio is accounted for daily on an accrual basis. For this reason, the purchase price of Units of a Portfolio will include not only the Public Offering Price but also the proportionate share of accrued interest to the date of settlement. Accrued interest does not include accrual of original issue discount on zero coupon bonds, stripped obligations or other original issue discount bonds. Interest accrues to the benefit of Unitholders commencing with the settlement date of their purchase transaction.

         The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the Portfolios. Assuming each Portfolio retains the size and composition shown in the accompanying Part Two and expenses and fees remain the same, annual interest collected and distributed in future periods will approximate the estimated Net Annual Interest Income stated therein. However, the amount of accrued interest at any point in time will be greater than the amount that the Trustee will have actually received and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is included in the purchase price and the redemption price of the Units.

         Interest is accounted for daily, and a proportionate share of accrued and undistributed interest computed from the preceding Record Date is added to the daily valuation of each Unit of each Portfolio. (See "Distributions to Unitholders.") As Bonds mature, or are redeemed or sold, the accrued interest applicable to such Bonds is collected and subsequently distributed to Unitholders. Unitholders who sell or redeem all or a portion of their Units will be paid their proportionate share of the remaining accrued interest to, but not including, the third business day following the date of sale or tender.


Estimated Long Term Return and Estimated Current Return

         The Estimated Long Term Return for each Portfolio is a measure of the return to the investor expected to be earned over the estimated life of the Portfolio. The Estimated Long Term Return represents an average of the yields to maturity (or call) of the Bonds in the Portfolio calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges. Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a "yield price" basis, which involves computation of yield to maturity or to an earlier call date (whichever produces the lower yield), and which takes into account not only the interest payable on the bonds but also the amortization or accretion of any premium over, or discount from, the par (maturity) value inherent in the bond's purchase price. In the calculation of Estimated Long Term Return, the average yield for a Portfolio is derived by weighting each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. This weighted average yield is then adjusted to reflect estimated expenses, is compounded, and is reduced by a factor which represents the amortization of the sales charge over the expected average life of a Portfolio. The Estimated Long Term Return calculation does not take into account the difference in timing of payments to Unitholders who choose quarterly or semi-annual plans of distribution, each of which will reduce the return.

         Estimated Current Return is computed by dividing the Net Annual Interest Income per Unit by the Public Offering Price. In contrast to Estimated Long Term Return, Estimated Current Return does not reflect the amortization of premium or accretion of discount, if any, on the Bonds in a Portfolio. Net Annual Interest Income per Unit is calculated by dividing the annual interest income to a Portfolio, less estimated expenses, by the number of Units outstanding.

         Net Annual Interest Income per Unit, used to calculate Estimated Current Return, will vary with changes in fees and expenses of the Trustee and the Evaluator and with the redemption, maturity, exchange or sale of Bonds. A Unitholder's actual return may vary significantly from the Estimated Long Term Return, based on his or her holding period, market interest rate changes, other factors affecting the prices of individual bonds in the Portfolio, and differences between the expected remaining life of portfolio bonds and the actual length of time that the Unitholder remains in a Portfolio; such actual holding periods may be reduced by termination of a Portfolio, as described in "Other Information." Since both the Estimated Current Return and the Estimated Long Term Return quoted on a given business day are based on the market value of the underlying Bonds on that day, subsequent calculations of these performance measures will reflect the then current market value of the underlying Bonds and may be higher or lower. The Sponsor will provide estimated cash flow information relating to a Portfolio without charge to each potential investor in a Portfolio who receives this prospectus and makes an oral or written request to the Sponsor for such information.

         A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns and taxable-equivalent returns on a Portfolio and returns over specified periods on other similar Nuveen Portfolios with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Portfolio. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Portfolios are described more fully elsewhere in the Prospectus.


Tax Status

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Portfolio. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

         Assets of the Portfolios. Each Portfolio will hold various debt obligations (the "Bonds") of state and local governmental entities. All of the assets held by a Portfolio constitute the "Portfolio Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

         Portfolio Status. The Portfolios will not be taxed as corporations for federal income tax purposes. As a Unitholder, you will be treated as the owner of a pro rata portion of the assets of your Portfolio, and as such you will be considered to have received a pro rata share of income (e.g., accruals of market discount and capital gains, if any) from the Portfolio Assets when such income would be considered to be received by you if you directly owned the Portfolio Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Portfolio Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Portfolio expenses (including the deferred sales charge, if any).

         Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Portfolios, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Portfolios for State tax matters have made any special review for the Portfolios of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includable in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

         Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

         Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

         If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference. Except as otherwise noted in Part Two for certain Portfolios, the Portfolios do not include any such bonds.

         In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment

Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Portfolios. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Portfolio.

         Your Tax Basis and Income or Loss Upon Disposition. If your Portfolio disposes of Portfolio Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Portfolio Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Portfolio Asset by apportioning the cost of your Units, generally including sales charges, among each Portfolio Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         Discount, Accrued Interest and Premium on Debt Obligations. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

         Some Bonds may have been purchased by you or the Portfolio at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Portfolio pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Portfolio receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Alternatively, some Bonds may have been purchased by you or your Portfolio at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

         If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Portfolio receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances.

For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

         Exchanges and Rollovers. If you elect to reinvest amounts received from the Portfolio into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Portfolio for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

         Limitations on the Deductibility of Portfolio Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Portfolio's income, even if some of that income is used to pay Portfolio expenses. You may deduct your pro rata share of each expense paid by the Portfolio to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Portfolio as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Portfolio expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Portfolio.

         In the opinion of Carter, Ledyard & Milburn, counsel to the Trustee and special counsel for the Portfolios for New York tax matters, under existing law:

         Under the income tax laws of the State and City of New York, each Portfolio is not an association taxable as a corporation and the income of each Portfolio will be treated as the income of the Unitholders.

         A summary of each opinion of special counsel to the respective State Portfolios for state tax matters is set forth below.


Taxable Equivalent Yields

         The following tables show the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under published 2002 marginal Federal tax rates. The tables illustrate what you would have to earn on taxable investments to equal the tax-exempt estimated current return for your income tax bracket. A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income. Locate your adjusted gross income and your taxable income (which is your adjusted gross income reduced by any deductions and exemptions), then locate your tax bracket based on joint or single tax filing. Read across to the equivalent taxable estimated current return you would need to match the tax-free income.

                                  2002 Tax Year

                 Marginal Federal Tax Rates for Joint Taxpayers
                          With Four Personal Exemptions

                                                                            Tax-Free Estimated Current Return
                                                      ------------------------------------------------------------------------------
       Federal             Federal            Federal    4.25%    4.50%     4.75%   5.00%     5.25%     5.50%     5.75%
       Taxable             Adjusted             Tax
       Income               Gross              Rate*
      (1,000's)             Income
                          (1,000's)
-------------------------------------------------------------------------------------------------------------------------
      $      0--12,000        $ 0-137,300     10.00%     4.72%    5.00%     5.28%   5.56%     5.83%     6.11%     6.39%

        12,000--46,700          0-137,300     15.00%     5.00%    5.29%     5.59%   5.88%     6.18%     6.47%     6.76%

       46,700--112,850          0-137,300     27.00%     5.82%    6.16%     6.51%   6.85%     7.19%     7.53%     7.88%

                          137,300-206,000     28.00%     5.90%    6.25%     6.60%   6.94%     7.29%     7.64%     7.99%

      112,850--171,950          0-137,300     30.00%     6.07%    6.43%     6.79%   7.14%     7.50%     7.86%     8.21%

                          137,300-206,000     31.00%     6.16%    6.52%     6.88%   7.25%     7.61%     7.97%     8.33%

                          206,000-328,500     34.00%     6.44%    6.82%     7.20%   7.58%     7.95%     8.33%     8.71%

      171,950--307,050    137,300-206,000     36.00%     6.64%    7.03%     7.42%   7.81%     8.20%     8.59%     8.98%

                          206,000-328,500     39.50%     7.02%    7.44%     7.85%   8.26%     8.68%     9.09%     9.50%

                             Over 328,500     36.00%**   6.64%    7.03%     7.42%   7.81%     8.20%     8.59%     8.98%

          Over 307,050    206,000-328,500     43.50%     7.52%    7.96%     8.41%   8.85%     9.29%     9.73%    10.18%

                             Over 328,500     40.00%***  7.08%    7.50%     7.92%   8.33%     8.75%     9.17%     9.58%

                                  2002 Tax Year

                 Marginal Federal Tax Rates for Single Taxpayers
                           With One Personal Exemption

                                                                          Tax-Free Estimated Current Return
                                                   --------------------------------------------------------------------------------
         Federal            Federal        Federal    4.25%    4.50%    4.75%     5.00%     5.25%     5.50%     5.75%
         Taxable            Adjusted         Tax
         Income               Gross         Rate*
        (1,000's)            Income
                            (1,000's)
-----------------------------------------------------------------------------------------------------------------------
  $          0--6,000        $ 0-137,300   10.00%     4.72%    5.00%    5.28%     5.56%     5.83%     6.11%     6.39%

        6,000--27,950          0-137,300   15.00%     5.00%    5.29%    5.59%     5.88%     6.18%     6.47%     6.76%

       27,950--67,700          0-137,300   27.00%     5.82%    6.16%    6.51%     6.85%     7.19%     7.53%     7.88%

      67,700--141,250          0-137,300   30.00%     6.07%    6.43%    6.79%     7.14%     7.50%     7.86%     8.21%

                         137,300-259,800   31.50%     6.20%    6.57%    6.93%     7.30%     7.66%     8.03%     8.39%

     141,250--307,050    137,300-259,800   37.00%     6.75%    7.14%    7.54%     7.94%     8.33%     8.73%     9.13%

                            Over 259,800   36.00%**   6.64%    7.03%    7.42%     7.81%     8.20%     8.59%     8.98%

         Over 307,050       Over 259,800   40.00%**   7.08%    7.50%    7.92%     8.33%     8.75%     9.17%     9.58%

____________________

* The table reflects the effect of the limitations on itemized deductions and the deduction for personal exemptions. They were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations, in effect, raise the current maximum marginal Federal tax rate to approximately 43.46% for taxpayers filing a joint return and entitled to four personal exemptions and to approximately 39.76% for taxpayers filing a single return entitled to only one personal exemption. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions.

** Federal tax rate reverts to 35.0% after the 80% cap on the limitation on itemized deductions has been met. The above table reflects only the effect of exemption from Federal income taxes. Unitholders of State Portfolios, which are exempt from both Federal and state taxes, would need a somewhat higher taxable yield than shown in the table to equal the tax-exempt yield of such Portfolios. There can be no assurance that state tax rates will remain unchanged.

*** Federal tax rate reverts to 38.60% after the 80% cap on the limitation on itemized deductions has been met.

         A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns and taxable equivalent returns on a Portfolio and returns over specified periods on other similar Nuveen Portfolios with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of a Portfolio. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the Federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Portfolios are described more fully elsewhere in this Prospectus.

         The Sponsor believes the information summarized below describes some of the more significant events relating to the various State Portfolios. The sources of such information are official statements of issuers in each state and other publicly available information, generally as of the date on or before the date of this Part One of the Prospectus, unless otherwise indicated. The Sponsor has not independently verified this information and makes no representation regarding the accuracy or completeness of the sources of information which have been available to it, but believes them to be complete and has itself relied upon them.

Alabama Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Alabama is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of banking, manufacturing, mining, oil and gas production and service industries, supplemented by rural areas with selective commercial agriculture. Alabama generally has a low growth rate in civilian labor. The Alabama economy grows at a slower rate than the national economy as does its income growth.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Alabama currently maintains a "AA; outlook: stable," "Aa3" and "AA" bond rating from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Alabama risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Alabama Portfolio, Balch & Bingham, special counsel to the Portfolio for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:

         Under the income tax laws of Alabama, an Alabama Portfolio is not taxable as a corporation or otherwise.

         Income of an Alabama Portfolio, to the extent it is taxable, will be taxable to the Unitholders, not to an Alabama Portfolio.

         Each Unitholder's distributive share of the Alabama Portfolios' net income will be treated as the income of the Unitholder for Alabama income tax purposes.

         Interest on obligations of the State and subdivisions thereof and the Possessions of the United States held by an Alabama Portfolio which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

         Each Unitholder will, for the purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by an Alabama Portfolio as though the Bonds were sold or disposed of directly by the Unitholders.

         Gains realized on the sale or redemption of Units by Unitholders who are subject to the Alabama income tax will be includable in the Alabama income of such Unitholders.


Arizona Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Arizona is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services, tourism and manufacturing. These sectors tend to be cyclical.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arizona risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Snell & Wilmer acted as special Arizona counsel to Arizona Traditional Portfolios 192 and all prior Arizona Traditional Portfolio. Chapman and Cutler, counsel to the Portfolios, acted as special Arizona counsel to Arizona Traditional Portfolio 193 and all subsequent Portfolios, including all Arizona Insured Portfolios. At the time of the closing for each Arizona Portfolio, the respective counsel to the Portfolios for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

         The assets of each Arizona Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by a Portfolio is exempt from State income taxes.

         Neither the Sponsor nor counsel to the Portfolios have independently examined the Bonds to be deposited in and held in a Portfolio. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). It is assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax. Neither the Sponsor nor counsel to the Portfolios has made any review for the Arizona Portfolios of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of Chapman and Cutler, counsel to the Portfolios, under existing law:

         For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of an Arizona Portfolio, and the income of an Arizona Portfolio therefore will be treated as the income of the Unitholder under State law.

         For Arizona income tax purposes, interest on the Arizona Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by an Arizona Portfolio, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by an Arizona Portfolio and distributed to the Unitholders.

         To the extent that interest derived from an Arizona Portfolio by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

         Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Arizona Portfolios will be exempt from Arizona income taxation and therefore will not be includable in the income of the Unitholders for income tax purposes when distributed by an Arizona Portfolio and received by the Unitholders.

         Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in an Arizona Portfolio are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for accretion of Bond discount or amortization of premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to an Arizona Portfolio, if later.

         Amounts paid by the Insurer under an insurance policy or policies issued to an Arizona Portfolio, if any, with respect to the Bonds in the Portfolio which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Portfolios, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

         Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.


California Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of California is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State faces a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters and cutbacks in federal defense spending, weakness in the technology sector and fluctuations in the energy supply. In addition, California's population increase has resulted in traffic congestion, school overcrowding and high housing costs which have caused an increase in demand for government services and which may impede future economic growth.

         Widely publicized difficulties in California's energy supplies also pose risks to the economy, especially if there are prolonged blackouts or shortages of natural gas. Slower than expected economic growth, or significant interruptions in energy supplies, could adversely affect the State's revenues.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On December 7, 1994, Orange County, California, together with its pooled investment fund (the "Pooled Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code. Many governmental entities kept moneys in the Pooled Fund.

         All outstanding general obligation bonds of the State are rated "A+; outlook: negative" by Standard & Poor's and "AA" by Fitch.

         Further information concerning California risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Jones, Day, Reavis & Pogue acted as special California counsel to California Traditional Portfolio 206 and all prior California Traditional Portfolios and to California Insured Portfolio 77 and all prior California Insured Portfolios. Wyman, Bautzer, Kuchel & Silbert acted as special California counsel to California Traditional Portfolio 207 through California Traditional Portfolio 239 and California Insured Portfolio 78 through California Insured Portfolio 107. Orrick, Herrington & Sutcliffe, L.L.P. acted as special California counsel to California Traditional Portfolio 240 and all subsequent California Traditional Portfolios and to California Insured Portfolio 108 and to all subsequent California Insured Portfolios and to California Intermediate Insured Portfolio 1 and all subsequent California Intermediate Insured Portfolios. At the time of the closing for each California Portfolio, the respective counsel to the Portfolios rendered an opinion under then existing California income and property tax law applicable to individuals who are California residents substantially to the effect that:

     A California Portfolio is not an association taxable as a corporation and the income of a California Portfolio will be treated as the income of the Unitholders thereof under the income tax laws of California.

     Interest on the underlying securities (which may include bonds or other obligations issued by the governments of Puerto Rico, the Virgin Islands, Guam or the Northern Mariana Islands) which is exempt from tax under California personal income tax and property tax laws when received by a California Portfolio will, under such laws, retain its status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax.

     Under California income tax law, each Unitholder in a California Portfolio will have a taxable event when the California Portfolio disposes of a security (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total tax cost of each Unit to a Unitholder is allocated among each of the bond issues held in a California Portfolio (in accordance with the proportion of the California Portfolio comprised by each bond issue) in order to determine his per unit tax cost for each bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per unit cost of each bond issue. Unitholders' bases in their Units, and the bases for their fractional interest in each California Portfolio asset, may have to be adjusted for the their pro rata share of accrued interest received, if any, on securities delivered after the Unitholders' respective settlement dates.

     Under the California personal property tax laws, bonds (including the bonds in a California Portfolio as well as "regular-way" and "when-issued" contracts for the purchase of bonds) or any interest therein are exempt from such tax.

     Any proceeds paid under an insurance policy, if any, issued to the Trustee of the Fund with respect to the bonds in a California Portfolio as well as "regular-way" and "when-issued" contracts for the purchase of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

     Under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of a Portfolio is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision, Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.


Colorado Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of Colorado is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State experienced significant revenue shortfalls. A Constitutional Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the bonds, are affected by numerous factors. The economy of the State continues to be dependent on tourism and its position as a transportation hub. These sectors tend to be cyclical.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     Further information concerning Colorado risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. At the time of the closing for each Colorado Trust, Sherman & Howard L.C., special Colorado counsel to the Colorado Portfolios, rendered an opinion under then existing law substantially to the effect that:

     A Portfolio will consist of obligations which were issued by the State of Colorado or its political subdivisions or by the United States or possessions of the United States including Puerto Rico, the Virgin Islands and Guam ("Colorado Bonds").

     Because Colorado income tax law is based upon the Federal law and in light of the opinion of Chapman and Cutler, each Portfolio is not an association taxable as a corporation for purposes of Colorado income taxation.

     With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above and the opinion of Chapman and Cutler referred to above:

     Each Colorado Unitholder will be treated as owning a share of each asset of a Portfolio for Colorado income tax purposes, in the proportion that the number of Units of such Portfolio held by the Unitholder bears to the total number of outstanding Units of the Portfolio, and the income of the Portfolio will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described.

     Interest on Colorado Bonds that would not be subject to Colorado income tax or Colorado alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to Colorado income tax or alternative minimum tax when received by a Portfolio and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.

     Any proceeds paid under an insurance policy issued to the issuer of the Colorado Bonds involved, to the Depositor prior to deposit of the Colorado Bonds in the Portfolio, or to the Portfolio, which proceeds represent maturing interest on defaulted Colorado Bonds and which proceeds would not be subject to Colorado income tax or alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to Colorado income and alternative minimum tax when received by the Portfolio and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.

     Generally, each Colorado Unitholder will realize gain or loss taxable in Colorado when the Portfolio disposes of a Colorado Bond (whether by sale, exchange, redemption or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Colorado Bonds during the interval between the Colorado Unitholder's settlement date and the date such Colorado Bonds are delivered to a Portfolio, if later). However, beginning in 2000, a Colorado Unitholder who is an individual, a trust or an estate may be able to exclude from Colorado taxable income up to $1,200 per year ($2,400 for a married couple filing jointly; which limits increase to $1,500 and $3,000, respectively, for years beginning with 2001) of interest income from the Colorado Bonds, gains from a Portfolio's disposition of Bonds or gains from the redemption or sale of the Colorado Unitholder's Units. Under legislation enacted by Colorado in 1999, interest income, dividend income and net capital gains (as defined in Section 1222(11) of the Code) otherwise includable in taxable income qualify for the exclusion. The exclusion will be available only in years during which state revenues exceed by $220 million ($350 million, indexed annually, for fiscal years beginning after July 1, 2000) state spending limits mandated by the Colorado Constitution, as such revenue and spending limits are described in the Information Supplement to this Prospectus.

     Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing gain taxable in Colorado when their Units are sold or redeemed for an amount equal to or less than their original cost. Such gain may qualify for the exclusion from Colorado taxable income described in the preceding paragraph during years in which the exclusion becomes available.

     If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in a Trust is not deductible for Federal income tax purposes, it will not be deductible for Colorado income tax purposes.


Connecticut Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of Connecticut is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State of Connecticut currently maintains a "AA; outlook: negative," "Aa2" and "AA" bond rating from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

     Further information concerning Connecticut risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. The assets of each Connecticut Portfolio consist of obligations issued by or on behalf of the State of Connecticut or its political subdivisions or public instrumentalities, State or local authorities, districts, or similar public entities created under the laws of the State of Connecticut or by or on behalf of a United States territory or possession the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder (the "Bonds"). Certain Bonds in the Connecticut Portfolios that were issued by the State of Connecticut or governmental authorities located in Connecticut may have been issued prior to the enactment of a Connecticut tax on the interest income of individuals; therefore, bond counsel to the issuers of such Connecticut Bonds did not opine as to the exemption of the interest on such Connecticut Bonds from such tax. However, the Sponsor and special counsel to the Portfolios for Connecticut tax matters believe that such interest will be so exempt. Interest on Connecticut Bonds in the Connecticut Portfolios is exempt from the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates.

     At the time of the closing for each Connecticut Portfolio, Day, Berry & Howard, special counsel to the Trusts for Connecticut tax matters, rendered an opinion, which relied explicitly on the opinion of Chapman and Cutler regarding Federal income tax matters, under then existing Connecticut law, substantially to the effect that:

     A Connecticut Portfolio is not subject to any tax on or measured by net income imposed by the State of Connecticut.

     Interest income from Bonds held by a Connecticut Portfolio is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates (the "Connecticut Income Tax"), when such interest is received by a Connecticut Portfolio or distributed by it to a Unitholder.

     Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by a Connecticut Portfolio of a Bond held by a Connecticut Portfolio or upon the redemption, sale, or other disposition of a Unit of a Connecticut Portfolio held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of a Connecticut Portfolio as a capital asset, such gains and losses recognized upon the maturity, redemption, sale or exchange of a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond") held by a Connecticut Portfolio are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of a Connecticut Portfolio held by him.

     The portion of any interest income or capital gain of a Connecticut Portfolio that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.

     An interest in a Unit of a Connecticut Portfolio that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

     Gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of the Connecticut Income Tax. This rule would apply to gain or loss recognized by a Unitholder holding a Unit of a Connecticut Portfolio as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by a Connecticut Portfolio. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by a Connecticut Portfolio, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of a Connecticut Trust held by the Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.


Florida Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of Florida is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the construction and construction-related manufacturing industries. These industries tend to be highly cyclical and there is no assurance that Florida's rapid population growth, which drove these industries in the past, will continue. Tourism is also one of the State's most important industries. Because many international travelers visit Florida, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, Florida could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems, particularly with regard to the citrus and sugar industries.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State maintains a bond rating of Aa2, AA+ (outlook: stable) and AA from Moody's, Standard & Poor's and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue resource from which such series derives funds for repayment.

     Further information concerning Florida risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. The assets of each Florida Portfolio will consist solely of interest-bearing obligations issued by or on behalf of the State of Florida, its political subdivisions and authorities or by the Commonwealth of Puerto Rico, Guam or the Virgin Islands (the "Florida Bonds").

     At the time of the closing for each Florida Portfolio, Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., special counsel to the Portfolios for Florida tax matters, rendered an opinion under then existing law substantially to the effect that:

     For Florida State income tax purposes, the Florida Portfolios will not be subject to the Florida income tax imposed by the Florida Code so long as the Portfolios have no income subject to federal taxation. In addition, political subdivisions of Florida do not impose any income taxes.

     Because Florida does not impose an income tax on individuals, non-corporate Unitholders will not be subject to any Florida income tax on income realized by the Portfolios. Each corporate Unitholder will be subject to Florida income taxation on its share of the income realized by the Portfolios notwithstanding the tax exempt status of the interest received from any bonds under Section 103(a) of the Internal Revenue Code of 1986 or any other federal law, unless the interest income constitutes nonbusiness income. Nevertheless, any corporate Unitholder that has its commercial domicile in Florida will be taxable under the Florida Code on its share of the Florida Portfolio income which constitutes nonbusiness income.

     Florida Trust Units will be subject to Florida estate tax only if owned by Florida residents and may be subject to Florida estate tax if owned by other decedents. However, the Florida estate tax is limited to the amount of the credit allowable under the applicable Federal Revenue Act (currently Section 2011 [and in some cases Section 2102] of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states.

     Neither the Florida Bonds nor the Units will be subject to the Florida ad valorem property tax or Florida sales or use tax.

     Because Florida Bonds issued by the State of Florida or its political subdivisions or by the Commonwealth of Puerto Rico, Guam and the Virgin Islands are exempt from Florida intangible personal property taxation under Chapter 199, Florida Statutes, as amended, the Florida Portfolios will not be subject to Florida intangible personal property tax. In addition, the Unitholders will not be subject to Florida intangible personal property tax on the Units.


Georgia Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of Georgia is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     All outstanding general obligation bonds of the State are rated "AAA; outlook: stable" by Standard & Poor's, "Aaa" by Moody's and "AAA" by Fitch.

     Further information concerning Georgia risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. Smith, Gambrell & Russell acted as special Georgia counsel to Georgia Portfolio 188 and all prior Georgia Portfolios. Chapman and Cutler, Counsel to the Portfolios, acted as special Georgia Counsel to Georgia Portfolio 189 and all subsequent Georgia Portfolios. At the time of the closing for each Georgia Portfolio, the respective counsel to the Portfolios rendered an opinion under then existing law substantially to the effect that:

     The assets of the Portfolios will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").

     Neither the Sponsor nor counsel to the Georgia Portfolios has independently examined the Bonds to be deposited in and held in the Portfolios. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor counsel to the Georgia Portfolios has made any review for the Portfolios of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

     In the opinion of Chapman and Cutler, special counsel to the Portfolios for Georgia tax matters, under existing Georgia law:

          (1) For Georgia income tax purposes, each Georgia Portfolio is not an association taxable as a corporation, and the income of the Georgia Portfolio will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia Portfolio, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Portfolio and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Georgia Portfolio will be exempt from Georgia income taxation and therefore will not be includable in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia Portfolio and received by the Unitholders.

          (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Georgia Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

          (3) Amounts paid by the Insurer under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the Bonds in the Georgia Portfolio which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

          (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Maryland Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of Maryland is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State of Maryland currently maintains a "AAA" bond rating from Standard & Poor's and Fitch and "Aaa" from Moody's on its general obligation indebtedness.

     Further information concerning Maryland risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. The assets of each Maryland Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of Maryland, its political subdivisions and authorities and, provided the interest thereon is exempt from State income taxes by the laws or treaties of the United States, obligations issued by or on behalf of the United States' territories or possessions, including Puerto Rico, Guam and the Virgin Islands, their political subdivisions and authorities (the "Maryland Bonds").

     At the time of the closing for each Maryland Portfolio, Venable, Baetjer and Howard, special counsel for the Maryland Portfolios previous to Portfolio 319 for Maryland tax matters. Ober, Kaler, Grimes & Shriver, P.C., acted as special counsel for Portfolio 319 through Portfolio 345, for Maryland tax matters. Blank Rome Comisky and McCauley L.L.P. acted as special counsel for Portfolio 346 and subsequent series for Maryland tax matters, and rendered an opinion under then existing law substantially to the effect that:

     For Maryland State and local income tax purposes, each Maryland Portfolio will not be taxable as an association, and the income of the Maryland Portfolio will be treated as the income of the Unitholders.

     For Maryland State and local tax purposes, interest on the Maryland Bonds which is exempt from Maryland State and local income tax when received by a Maryland Portfolio, and which would be exempt from Maryland State and local income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by a Maryland Portfolio and distributed to the Unitholders.

     Interest derived from a Maryland Portfolio by a Unitholder with respect to the Maryland Bonds will not be subject to Maryland State or local income taxes; provided that interest or profit derived from a Maryland Portfolio by a financial institution, as defined in Section 8-101(c) of the Tax-General Article of the Annotated Code of Maryland, will be subject to the Maryland state franchise tax on financial institutions, except to the extent such interest is expressly exempt from the Maryland state franchise tax by the statutes which authorize the issuance of such Maryland Bonds (see Section 8-204 of the Tax-General Article of the Annotated Code of Maryland).

     A Unitholder will not be subject to Maryland state or local income tax with respect to gain realized when Maryland Bonds held in a Maryland Portfolio are sold, redeemed or paid at maturity, except with respect to gain realized upon a sale, redemption or payment at maturity of such Maryland Bonds as are issued by or on behalf of United States territories or possessions, their political subdivisions and authorities; such gain will equal the proceeds of sale, redemption or payment, less the tax basis of the Maryland Bonds (adjusted to reflect (a) the amortization of Bond premium or discount, and (b) the deposit in a Maryland Portfolio after the Unitholder's settlement date of Maryland Bonds with accrued interest).

     Gain realized by a Unitholder from the redemption, sale or other disposition of a Maryland Portfolio Unit will be subject to Maryland state income tax except in the case of individual Unitholders who are not Maryland residents.

     If interest on indebtedness incurred or continued by a Unitholder to purchase Units in the Maryland Trust is not deductible for Federal income tax purposes, it will also be nondeductible for Maryland state income tax purposes and, if applicable, local income tax purposes.

     Maryland Portfolio Units will be subject to Maryland inheritance and estate tax only if held by Maryland residents. Neither the Maryland Bonds nor the Maryland Trust Units will be subject to Maryland personal property tax, sales tax or use tax.


Massachusetts Risk Factors and Tax Status

     Risk Factors. The financial condition of the Commonwealth of Massachusetts is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

     The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The economic base of the Commonwealth has diversified as reliance on traditional manufacturing and defense spending has waned in favor of emerging technologies, high tech manufacturing, financial services and health care industries.

     The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

     Projected costs for the ongoing Central Artery/Ted Williams Tunnel Project have exceeded initial estimates requiring additional financing mechanisms to support its completion, and the project is now subject to increased federal oversight. In light of the risks involved in such a large construction project, the actual amount and timing of construction costs may differ significantly from current estimates. The Sponsor cannot predict the effect cost overruns may have on the fiscal health of the Commonwealth.

     All outstanding general obligation bonds of the state are rated "AA- " by Standard and Poor's, "Aa2" by Moody's and "AA-" by Fitch.

     Further information concerning Massachusetts risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. Peabody & Arnold acted as special Massachusetts counsel to Massachusetts Traditional Portfolio 182 and all prior Massachusetts Traditional Portfolios and to Massachusetts Insured Portfolio 44 and all prior Massachusetts Insured Portfolios. Edwards & Angell acted as special Massachusetts counsel to Massachusetts Traditional Portfolio 183 and all subsequent Massachusetts Traditional Portfolios and to Massachusetts Insured Portfolio 45 and all subsequent Massachusetts Insured Portfolios. At the time of the closing for each Massachusetts Portfolio, the respective counsel to the Portfolios rendered an opinion, based on rulings by the Commissioner of Revenue and under then existing law, substantially to the effect that:

     For Massachusetts income tax purposes, each Portfolio will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws ("M.G.L.") and not as a grantor trust under Section 10(e) of M.G.L. Chapter 62.

     A Portfolio will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

     Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from a Portfolio in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest excludable from gross income for Federal income tax purposes received by a Massachusetts Portfolio on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands or other possessions of the Untied States within the meaning of
Section 103(c) of the Internal Revenue Code of 1986, as amended ("Massachusetts Obligations").

     Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from a Portfolio in their Massachusetts gross income to the extent that such earnings or distributions are derived from the proceeds of insurance obtained by the Sponsor of the Portfolios or by the issuer or underwriter of an obligation held by a Portfolio that represent maturing interest on defaulted obligations held by the Trustee, if and to the same extent that such earnings or distributions would have been excludable from the gross income of such Unitholders if derived from interest paid by the issuer of the defaulted obligation.

     Unitholders which are corporations subject to taxation under M.G.L. Chapter 63 will be required to include their respective shares of the earnings of or distributions from a Portfolio in their Massachusetts gross income to the extent that such earnings or distributions represent interest from bonds, notes or indebtedness of any state, including Massachusetts, except for interest which is specifically exempted from such tax by the acts authorizing issuance of said Massachusetts Obligations.

     Each Portfolio's capital gains and/or capital losses which are includable in the Federal gross income of Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts taxation under M.G.L. Chapter 63 will be included as capital gains and/or losses in the Unitholders' Massachusetts gross income, except for capital gain which is specifically exempted from taxation under such Chapters by the acts authorizing issuance of said Massachusetts Obligations.

     Unitholders which are corporations subject to tax under M.G.L. Chapter 63 and which are tangible property corporations will not be required to include the Units when determining the value of their tangible property. Unitholders which are intangible property corporations will be required to include the Units when determining their net worth.

     Gains or losses realized on sales or redemptions of Units by Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts income taxation under M.G.L. Chapter 63, will be includable in their Massachusetts gross income. In determining such gain or loss Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Massachusetts Obligations delivered to the Trustee after the Unitholders pay for their Units, for amortization of premiums, if any, on Massachusetts Obligations held by a Portfolio, and for accrued original issue discount with respect to each Massachusetts Obligation which, at the time the Massachusetts Obligation was issued, had original issue discount.

     The Units of a Portfolio are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.


Michigan Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of Michigan is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal of and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or the average thereof in the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on manufacturing, tourism and agriculture. These sectors tend to be cyclical and are facing increasing competition from foreign producers.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     All outstanding general obligation bonds of the state are rated "AAA" by Standard & Poor's, "Aaa" by Moody's, and "AAA" by Fitch.

     Further information concerning Michigan risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. At the time of the closing for each Michigan Portfolio, Dickinson, Wright, Moon, Van Dusen & Freeman, special Michigan counsel to the Michigan Portfolios, rendered an opinion under then-existing law substantially to the effect that:

     The assets of a Michigan Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of Michigan, and counties, municipalities, authorities and political subdivisions thereof, and, in limited instances, bonds issued by Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands or possessions of the United States (the "Michigan Bonds").

     Under the Michigan income tax act, the Michigan single business tax act, the Michigan city income tax act (which authorizes the only income tax ordinance that may be adopted by cities in Michigan), and under the law which authorizes a "first class" school district to levy an excise tax upon income, a Michigan Portfolio is not subject to tax. The income of a Michigan Portfolio will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Portfolio.

     Interest on the Michigan Bonds in a Michigan Portfolio which is exempt from Federal income tax is exempt from Michigan state and local income taxes and from the Michigan single business tax. Further, any amounts paid under the insurance representing maturing interest on defaulted obligations held by the Trustee will be excludable from Michigan state and local income taxes and from the Michigan single business tax if, and to the same extent as, such interest would have been excludable if paid by the respective issuer.

     For purposes of the foregoing Michigan tax laws (corporations and financial institutions are not subject to the Michigan income tax), so long as and to the same extent that a Michigan Portfolio is governed by the provisions of Subchapter J of the Internal Revenue Code of 1986, as amended, (relating to trusts) and will not be taxed as an association each Unitholder will be considered to have received his pro rata share of Michigan Bond interest when it is received by a Michigan Portfolio, and each Unitholder will have a taxable event when a Michigan Portfolio disposes of a Michigan Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units. Due to the requirement that tax cost be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost. The tax cost of each Unit to a Unitholder will be allocated for purposes of these Michigan tax laws in the same manner as the cost is allocated for Federal income tax purposes.

     If a Unitholder is subject to the Michigan single business tax (i.e., is engaged in a "business activity" as defined in the Michigan single business tax act), and has a taxable event for Federal income tax purposes when a Michigan Portfolio sells or exchanges Michigan Bonds or the Unitholder sells or exchanges Units, such event may impact the adjusted tax base upon which the single business tax is computed. Any capital gain or loss realized from such taxable event which was included in the computation of the Unitholder's Federal taxable income, plus the portion, if any, of such capital gain excluded in such computation and minus the portion, if any, of such capital loss not deducted in such computation for the year the loss occurred, will be included in the adjusted tax base. The adjusted tax base of any person other than a corporation is affected by any gain or loss realized from the taxable event only to the extent that the resulting Federal taxable income is derived from "business activity."

Minnesota Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of Minnesota is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue which results in a fiscal system unusually sensitive to economic conditions. The State's economic base is diversified, consisting of manufacturing, construction, service industries and technology industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State of Minnesota currently maintains a "AAA" bond rating from Standard & Poor's and Fitch, and "Aaa" from Moody's on its general obligation indebtedness.

     Further information concerning Minnesota risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. At the time of the closing for each Minnesota Portfolio, Dorsey & Whitney, special Minnesota counsel for the Portfolios, rendered an opinion under then-existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

     Counsel understands that a Minnesota Portfolio will have no income other than (i) interest income on bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and on bonds issued by Puerto Rico, the Virgin Islands, the Northern Mariana Islands or Guam which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate (and the term "Bonds" as used herein refers only to such bonds), (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

     "Taxable income" for Minnesota income tax purposes is the same as "taxable income" for Federal income tax purposes with certain modifications that (with one exception) do not apply to the present circumstances. The exception is that corporations must add to Federal taxable income the amount of any interest received on the obligations of states and their agencies and instrumentalities, political and governmental subdivisions, and municipalities. The terms "trust" and "corporation" have the same meanings for Minnesota income tax purposes, as relevant to the Minnesota tax status of the Minnesota Portfolio, as for Federal income tax purposes.

     In view of the relationship between Federal and Minnesota law described in the preceding paragraph and the opinion of Chapman and Cutler with respect to the Federal tax treatment of a Minnesota Portfolio and its Unitholders, (1) a Minnesota Portfolio will be treated as a trust rather than a corporation for Minnesota income tax purposes and will not be deemed the recipient of any Minnesota taxable income; (2) each Unitholder of a Minnesota Portfolio will be treated as the owner of a pro rata portion of a Minnesota Portfolio for Minnesota income tax purposes and the income of a Minnesota Portfolio will therefore be treated as the income of the Unitholders under Minnesota law; (3) interest on the Bonds will be exempt from Minnesota income taxation of Unitholders who are individuals, trusts and estates, when received by the Minnesota Portfolio and attributed to such Unitholders and when distributed to such Unitholders (except as hereinafter provided with respect to "industrial development bonds" and "private activity bonds" held by "substantial users");
(4) interest on the Bonds will be includable in the Minnesota taxable income (subject to allocation and apportionment) of Unitholders that are corporations;
(5) each Unitholder will realize taxable gain or loss when a Minnesota Portfolio disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units at a price which differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to a Minnesota Portfolio, if later); (6) tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders' realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; (7) any proceeds paid under an insurance policy issued to the Trustee with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligation; (8) any proceeds paid under individual insurance policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations; (9) net capital gains of Unitholder attributable to the Bonds will be fully includable in the Minnesota taxable income of Unitholders (subject to allocation and apportionment in the case of corporate Unitholders); and (10) interest on bonds includable in the computation of "alternative minimum taxable income" for Federal income tax purposes will also be includable in the computation of "alternative minimum taxable income" for Minnesota income tax purposes.

     Interest income attributable to Bonds that are "industrial development bonds" or "private activity bonds" as those terms are defined in the Internal Revenue Code, will be taxable under Minnesota law to a Unitholder who is a "substantial user" of the facilities financed by the proceeds of such Bonds (or a "related person" to such a "substantial user") to the same extent as if such Bonds were held directly by such Unitholder.


Missouri Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of Missouri is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, agriculture and service industries. The State's financial situation may be affected by increased costs in court-ordered desegregation payments in St. Louis.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     All outstanding general obligation bonds to the State are rated "AAA" by Standard & Poor's, "Aaa" by Moody's and "AAA" by Fitch.

     Further information concerning Missouri risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. At the time of the closing for each Missouri Portfolio, Watson & Marshall, special counsel to the Portfolios for Missouri tax matters, rendered an opinion under then existing Missouri income tax law (not including any Missouri law imposing a franchise tax) applicable to corporations with Missouri taxable income and to individuals who are Missouri residents for Missouri income tax purposes substantially to the effect that:

     Each Missouri Portfolio will not be an association taxable as a corporation for purposes of Missouri income taxation.

     Each Missouri Unitholder will be treated as owning a pro rata share of each asset of a Missouri Portfolio for Missouri income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of a Missouri Portfolio, and the income of a Missouri Portfolio will therefore be treated as the income of each Missouri Unitholder under Missouri law in the proportion described.

     Interest on Bonds that would not be includable in Missouri adjusted gross income when paid directly to a Missouri Unitholder will not be includable in Missouri adjusted gross income when received by a Missouri Portfolio and attributed to such Missouri Unitholder or when distributed to such Missouri Unitholder.

     Each Missouri Unitholder will realize taxable gain or loss when a Missouri Portfolio disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) at a gain or loss or when the Missouri Unitholder redeems or sells Units at a price that differs from the adjusted basis. Gain or loss and the adjusted basis will be computed in the same manner as for Federal income tax treatment. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Missouri Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to or less than their original cost.

     If interest on indebtedness incurred or continued by a Missouri Unitholder to purchase Units in the Missouri Portfolio is not deductible for Federal income tax purposes, it also will be nondeductible for Missouri income tax purposes.

     Obligations issued by United States Possessions will not be subject to a Missouri intangibles tax or a personal property tax.


New Jersey Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of New Jersey is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations

     For many years prior to 1991, State of New Jersey general obligation bonds were rated as triple-A by Standard & Poor's Ratings Services and Moody's Investors Services. Currently, however, these bonds are rated as follows:
Standard & Poor's, AA; Moody's Investors Service, Inc., Aa2; and Fitch, AA.

     Further information concerning New Jersey risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. The assets for each New Jersey Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of New Jersey and counties, municipalities, authorities and other political subdivisions thereof, and certain territories of the United States, including Puerto Rico, Guam, the Virgin Islands and the Northern Mariana Islands (the "New Jersey Bonds").

     Pitney, Hardin, Kipp & Szuch acted as special New Jersey counsel to New Jersey Portfolio 257 and all prior New Jersey Portfolios. Herold and Haines, P.A. acted as special New Jersey Counsel to New Jersey Portfolio 258 and all subsequent series of the New Jersey Portfolios. At the time of the closing for each New Jersey Portfolio, the respective counsel to the New Jersey Portfolios rendered an opinion under then-existing law substantially to the effect that:

     Each New Jersey Portfolio will be recognized as a trust and not an association taxable as a corporation. Each New Jersey Portfolio will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

     With respect to the non-corporate Unitholders who are residents of New Jersey, the income of each New Jersey Portfolio will be treated as the income of such Unitholders under the New Jersey Gross Income Tax. Interest on the underlying New Jersey Bonds which is exempt from tax under the New Jersey Gross Income Tax Law when received by a New Jersey Portfolio will retain its status as tax-exempt interest when distributed to the Unitholders.

     Any proceeds paid under individual policies obtained by issuers of New Jersey Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

     A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when a New Jersey Portfolio disposes of a New Jersey Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under individual policies obtained by issuers of New Jersey Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

     Units of a New Jersey Portfolio may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

     If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in a New Jersey Portfolio which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the New Jersey Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.


New York Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of New York is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has been one of the wealthiest states in the nation; however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

     The September 2001 terrorist attacks on the World Trade Center have caused extensive property and infrastructure damage, as well as significant loss of life. The long term effects on the economy on both the City and State of New York are unknown.

     The State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On January 21, 1994, the State entered into a settlement with Delaware with respect to State of Delaware v. State of New York. The State made an immediate $35 million payment and agreed to make a $33 million annual payment in each of the next five fiscal years. The State has not settled with other parties to the litigation and will continue to incur litigation expenses as to those claims.

     All outstanding general obligation bonds of the State are rated "AA" by Standard & Poor's, "A2" by Moody's and "AA" by Fitch.

     Further information concerning New York risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. At the time of the closing for each New York Portfolio, Edwards & Angell, special counsel to the New York Portfolios for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

     Interest on obligations issued by New York State, a political subdivision thereof, Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands, or other possessions of the United States within the meaning of Section 103(c) of the Internal Revenue Code of 1986, as amended ("New York Obligations"), which would be exempt from New York State or New York City personal income tax if directly received by a Unitholder, will retain its status as tax-exempt interest when received by the New York Portfolio (the "Portfolio") and distributed to such Unitholder. Thus, interest on bonds received by Unitholders which is not subject to New York State tax is also exempt from New York City personal income tax.

     Interest (less amortizable premium, if any) derived from a Portfolio by a resident of New York State (or New York City) in respect of obligations issued by states other than New York (or their political subdivisions) will be subject to New York State (or New York City) personal income tax.

     A Unitholder who is a resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in a New York Portfolio are sold, redeemed or paid at maturity or when the Unitholder's Units are sold or redeemed; such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held by a Portfolio, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued, had original issue discount, and (c) the deposit of New York Obligations with accrued interest in a Portfolio after the Unitholder's settlement date).

     Interest or gain from a Portfolio derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

     In the case of a Portfolio, amounts paid under the insurance policies representing maturing interest on defaulted New York Obligations held by the Trustee in a Portfolio will be excludable from New York State and New York City income if, and to the same extent as, such interest would have been excludable if paid by the respective issuer.

     For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of obligations of any state or subdivision thereof including New York.

     If borrowed funds are used to purchase Units in a Portfolio, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Portfolio.


North Carolina Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of North Carolina is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, industry, tourism and technology, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State of North Carolina currently maintains a "AAA" bond rating from Standard & Poor's and Fitch and "Aaa" from Moody's on its general obligation indebtedness.

     Further information concerning North Carolina risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. The assets of each North Carolina Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of North Carolina, its political subdivisions and authorities and, provided the interest thereon is exempt from North Carolina income taxes by the laws or treaties of the United States, by or on behalf of the United States territories or possessions (including Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands), their political subdivisions and authorities (the "North Carolina Bonds").

     At the time of the closing for each North Carolina Portfolio, Moore & Van Allen, special North Carolina counsel to the Portfolios, rendered an opinion under then existing law substantially to the effect that:

     A North Carolina Portfolio is not an association taxable as a corporation for North Carolina income tax purposes. Interest on the North Carolina Bonds which is exempt from North Carolina income tax when received by a North Carolina Portfolio will retain its status as tax-exempt interest when distributed to Unitholders.

     For North Carolina income tax purposes, each Unitholder will have a taxable event when, upon redemption or sale of his Units, he receives cash or other property. Gain or loss will be determined by computing the difference between the proceeds of such a redemption or sale and the Unitholder's adjusted basis for the Units.

     For North Carolina income tax purposes, each Unitholder will have a taxable event when a North Carolina Portfolio disposes of one of the North Carolina Bonds (whether by sale, payment at maturity, retirement or otherwise); provided that when any of the North Carolina Bonds held by a North Carolina Portfolio have been issued under an act of the General Assembly of North Carolina that provides that all income from such North Carolina Bond, including a profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by a North Carolina Portfolio will retain its tax-exempt status in the hands of each Unitholder.

     Interest on indebtedness paid or accrued by a Unitholder in connection with ownership of Units in a North Carolina Portfolio will not be deductible by the Unitholder for North Carolina state income tax purposes.

     Amortization of North Carolina Bond premiums is mandatory for North Carolina state income tax purposes for all North Carolina resident Unitholders. Amortization for the taxable year is accomplished by lowering the basis or adjusted basis of the Units, with no deduction against gross income for the year.

     Portfolio Units will be subject to North Carolina inheritance and estate tax if owned by a North Carolina resident on the date of his death. Neither the North Carolina Bonds nor the Units will be subject to the North Carolina sales tax or use tax.

Ohio Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of Ohio is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

     The State maintains a bond rating of Aa1, AA+ and AA+ from Moody's, Standard & Poor's and Fitch, respectively, on its general obligations indebtedness.

     Further information concerning Ohio risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. Each Ohio Portfolio is comprised primarily of interest-bearing obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (the "Ohio Obligations"), or by the governments of Puerto Rico, the Virgin Islands, the Northern Mariana Islands or Guam ("Territorial Obligations") (collectively, "Obligations").

     At the time of the closing for each Ohio Portfolio, Squire, Sanders & Dempsey L.L.P., special Ohio counsel to the Ohio Portfolios, rendered an opinion under then existing law substantially to the effect that, provided that at all times at least 50% of the value of the total assets of the Ohio Portfolios consist of Ohio Obligations, or similar obligations of other states or their subdivisions, under existing Ohio law:

     Each Ohio Portfolio is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

     Distributions with respect to Units of an Ohio Portfolio will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and municipal and school district income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

     Distributions properly attributable to interest on Ohio Obligations held by the Ohio Portfolios are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     Distributions properly attributable to interest on the Territorial Obligations held by an Ohio Portfolio the interest on which is exempt from state income taxes under the laws of the United States is exempt from Ohio personal income taxes, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, is excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     Distributions properly attributable to proceeds paid under insurance policies, if any, to the Trustee of an Ohio Portfolio representing maturing interest on defaulted obligations held by the Ohio Portfolio that is excluded from gross income for federal income tax purposes will be exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

     Distributions of profit made on the sale, exchange or other disposition by the Ohio Portfolios of Ohio Obligations, including distributions of "capital gains dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

Pennsylvania Risk Factors and Tax Status

     Risk Factors. The financial condition of the Commonwealth of Pennsylvania is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the Commonwealth has experienced significant revenue shortfalls.

     The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational and financial institutions. Growth in these sectors may be affected by federal funding and state legislation.

     The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

     All outstanding general obligation bonds of the Commonwealth are rated AA by Standard & Poor's, Aa2 by Moody's and AA by Fitch.

     Further information concerning Pennsylvania risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. At the time of the closing for each Pennsylvania Portfolio, Dechert Price & Rhoads, special Pennsylvania counsel to the Portfolios, rendered an opinion under then existing law substantially to the effect that:

     The proportion of interest income representing interest income from Pennsylvania Bonds distributed to Unitholders of the Portfolio is not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax, nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals.

     Gains on the sale, exchange, redemption, or payment at maturity of a Pennsylvania Bond issued on or after February 1, 1994, will be taxable to Unitholders under the Pennsylvania Personal Income Tax and Corporate Net Income Tax, as will gains on the redemption or sale of a unit to the extent that each Portfolio is comprised of Pennsylvania Bonds issued on or after February 1, 1994. (The School District Tax has no application to gain or the disposition of property held by the taxpayer for more than six months.)

     The disposition by the Portfolios of a Pennsylvania Bond will not constitute a taxable event to a Unitholder under these taxes if the Pennsylvania Bond was issued prior to February 1, 1994. Although there is no published authority on the subject, counsel is of the opinion that a Unitholder of the Portfolios will not have a taxable event under the Pennsylvania state and local income taxes referred to in the preceding paragraph (other than the Corporate Net Income Tax) upon the redemption or sale of his Unit to the extent that the Portfolios are then comprised of Pennsylvania Bonds issued prior to February 1, 1994.

     Units evidencing fractional undivided interests in the Portfolios are not subject to any of the personal property taxes presently authorized in Pennsylvania to the extent of that proportion of the Portfolio represented by Bonds issued by the Commonwealth of Pennsylvania, its agencies and instrumentalities, or by any county, city, borough, town, township, school district, municipality and local housing or parking authority in the Commonwealth of Pennsylvania or issued by Puerto Rico, the Virgin Islands, Guam or the Northern Mariana Islands ("Pennsylvania Bonds").

Tennessee Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of Tennessee is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units.

Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction, trade and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State of Tennessee currently maintains a "AA; outlook: negative," "Aa2" and "AA" bond rating from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

     Further information concerning Tennessee risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. At the time of the closing for each Tennessee Portfolio, Special Counsel to the Tennessee Portfolios for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that:

     The assets of a Tennessee Portfolio will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

     Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that a Tennessee Portfolio held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from a Tennessee Portfolio would be taxable to Unitholders for Tennessee Income Tax purposes.

     Further, this provision appears only to provide an exemption for distributions that relate to interest income, distributions by a Tennessee Portfolio that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

     Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as a Tennessee Portfolio that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto

Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

     The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Portfolios. The occurrence of such an event could cause distributions of interest income from a Portfolio to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.

     In the opinion of Chapman and Cutler, Special Counsel to the Tennessee Portfolios, under existing Tennessee State law as of the date of this prospectus:

     For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by
Section 67-4-2005 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-2105, a Tennessee Portfolio will not be subject to such taxes.

     For Hall Income Tax purposes, a proportionate share of such distributions from a Tennessee Portfolio to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from a Portfolio to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from a Tennessee Portfolio attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

     For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of a Tennessee Portfolio (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Portfolio) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from a Tennessee Portfolio (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by a Tennessee Portfolio) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

     Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to a Tennessee Portfolio, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

     For purposes of the Tennessee Property Tax, a Tennessee Portfolio will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

     No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by a Tennessee Portfolio (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

     The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

     Neither the Sponsor nor Chapman and Cutler has examined any of the Bonds to be deposited and held in a Tennessee Portfolio or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. It is assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as the exemption of interest from the Income taxes imposed and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor counsel to the Tennessee Portfolios has made any review for the Tennessee Portfolios of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.

     Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Texas Risk Factors and Tax Status

     Risk Factors. The financial condition of the State of Texas is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The state's economic base is diversified, consisting of construction, manufacturing, mining, business servicer, retail trade and technology industries. These industries tend to be highly cyclical.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State maintains a bond rating of AA, Aa1 and AA+ from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

     Further information concerning Texas risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. At the time of the closing for each Texas Portfolio, Special Counsel to each Texas Portfolio for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

     The State of Texas currently imposes no income tax. However, several proposals have been introduced in the Texas Legislature that would, among other things, impose a Texas income tax on individuals, trusts and businesses. It is impossible to predict whether any such proposals will be enacted, and whether, if enacted, any such law would exempt interest on Texas Bonds (or out of state Bonds) from the Texas income tax, or if so whether income distributed by a Texas Portfolio would retain its tax-exempt status when received by Unitholders. While no opinion is rendered as to whether income distributions from any Texas Portfolio will be exempt from any income tax that may be imposed on residents of Texas in the future, at the time of the closing for each Texas Portfolio, Johnson & Gibbs, P.C., special Texas counsel to the Texas Portfolios, rendered an opinion pursuant to then existing Texas law applicable to individuals who are residents of Texas for Texas tax purposes substantially to the effect that:

     Neither the State nor any political subdivision of the State currently imposes an income tax. Therefore, no portion of any distribution received by a Unitholder of a Texas Portfolio in respect of his Units is subject to income taxation by the State or any political subdivision of the State.

     Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Portfolio is taxable under any property tax levied in the State;

     The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of a Texas Portfolio included in the estate of such Unitholder; and

     With respect to any Unitholder which is subject to the State corporate franchise tax, Units in a Texas Portfolio held by such Unitholder, and distributions received thereon, will be taken into account in computing the taxable capital of the Unitholder allocated.

Virginia Risk Factors and Tax Status

     Risk Factors. The financial condition of the Commonwealth of Virginia is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. The Virginia Constitution requires a balanced biennial budget and contains limits on the amount of general obligation bonds which the Commonwealth can issue. Additionally, Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

     The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by the cutbacks in federal government spending, particularly defense, and the reduction of jobs in the mining industry.

     The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

     The Commonwealth of Virginia currently maintains a "AAA" bond rating from Standard & Poor's and Fitch, and "Aaa" from Moody's.

     Further information concerning Virginia risk factors may be found in the Information Supplement to this Prospectus.

     Tax Status. At the time of the closing for each Virginia Portfolio, Christian & Barton, L.L.P., special counsel to each Virginia Portfolio for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

     The assets of each Virginia Portfolio will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia, its counties, municipalities, authorities or political subdivisions and, provided the interest thereon is exempt from Virginia income taxes by the laws or treaties of the United States, by or on behalf of the United States' territories or possessions, including Puerto Rico, Guam, the Virgin Islands and the Northern Mariana Islands, and their political subdivisions and authorities (the "Virginia Bonds").

     Each Virginia Portfolio will be treated as a trust for Virginia income tax purposes and not as an association taxable as a corporation. As a result, income of each Virginia Portfolio will be treated as the income of the Unitholders.

     Amounts representing tax-exempt interest for Federal income tax purposes received or accrued by the Portfolio with respect to the Virginia Bonds, will not be taxed to the Portfolio or to the Unitholders for Virginia income tax purposes. To the extent that interest on obligations of the Commonwealth or any political subdivision or instrumentality thereof is included in federal adjusted gross income, that income shall be subtracted in arriving at Virginia taxable income.

     Where an independent Virginia income tax exemption is provided for interest on certain obligations, including those issued by industrial development authorities pursuant to the Virginia Industrial Development and Revenue Bond Act, by the Virginia Housing Development Authority, by the Virginia Resources Authority and by the Virginia Education Loan Authority, interest on such obligations is exempt from Virginia income taxation without regard to any exemption from Federal income taxes.

     Gain which is subject to Federal income taxation as a result of the sale of a Unit by the Unitholder will be included in the Unitholder's Virginia taxable income.

     No income tax is imposed by any political subdivision of the Commonwealth of Virginia. The Commonwealth of Virginia does not impose a gift tax and the Virginia estate tax on a resident's Federal taxable estate and a non-resident's Federal taxable estate located in the Commonwealth is equal to the maximum state death tax credit allowable against the Federal estate tax payable by the estate.

Portfolio Operating Expenses

     No annual advisory fee is charged to the Portfolios by the Sponsor. The Sponsor does, however, receive a fee as set forth in Part Two of the Prospectus for regularly evaluating the Bonds and for maintaining surveillance over the Portfolio (the "Sponsor's Evaluation Fee"). Estimated annual Portfolio expenses are set forth in Part Two of the Prospectus; if actual expenses are higher than the estimate, the excess will be borne by that Portfolio.

     The Trustee receives for ordinary recurring services an annual fee for each plan of distribution for each Portfolio as set forth in Part Two of the Prospectus. Each annual fee is per $1,000 principal amount of the underlying Bonds in a Portfolio for that portion of the Portfolio that represents a particular plan of distribution. The Trustee's compensation and the Sponsor's Evaluation Fee with respect to each Portfolio is computed on the basis of the largest principal amount of Bonds in a Portfolio at any time during the period with respect to which such compensation is being computed. The Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions). In addition, the Sponsor's Evaluation Fee and the Trustee's Fee may be adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent of Shelter" since the establishment of the Portfolios, or if such index no longer exists, a comparable index. In addition, with respect to any fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for a Portfolio, but at no time will the total amount received for such services, in the aggregate, rendered to all unit investment trusts of which Nuveen Investments is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliates of supplying such services, in the aggregate, in such year. The Trustee has the use of funds, if any, being held in the Interest and Principal Accounts of each Portfolio for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation for its services to the Portfolios is expected to result from such use of these funds.

     Premiums for the policies of insurance obtained by the Sponsor or by the Bond issuers with respect to Bonds in Insured Portfolios and with respect to insured Bonds in Traditional Portfolios have been paid in full prior to the deposit of the Bonds in the Portfolios, and the value of such insurance has been included in the evaluation of the Bonds in each Portfolio and accordingly in the Public Offering Price of Units of each Portfolio. There are no annual or continuing premiums for such insurance.

     Commencing with Series 1011 and continuing through Series 1100, the Portfolios (and therefore Unitholders) will bear as an operating expense all or a portion of their offering and/or organization costs, including costs of registering Units with the Securities and Exchange Commission and states, and legal fees, but not including expenses incurred in the printing of preliminary and final prospectuses, and expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses as is common for mutual funds. Total offering costs will generally be amortized over the first five years of such Portfolios. For Series 814 through Series 1010, all or a portion of the expenses incurred in establishing the Portfolios, including costs of preparing the registration statements, the trust indentures and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Portfolio, the initial evaluation, legal fees, the initial fees and expenses of the Trustee and any other non-material out-of-pocket expenses, were paid by the Portfolios and amortized over the first five years of such Portfolios. For Series prior to Series 814, the Sponsor has borne all costs of creating and establishing such Portfolios.

     The following are additional expenses of the Portfolios and, when paid by or owed to the Trustee, are secured by a lien on the assets of the Portfolio or Portfolios to which such expenses are allocable: (1) the expenses and costs of any action undertaken by the Trustee to protect the Portfolios and the rights and interests of the Unitholders; (2) all taxes and other governmental charges upon the Bonds or any part of the Portfolios (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture, all disbursements and expenses including counsel fees (including fees of bond counsel which the Trustee may retain) sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The Trustee is empowered to sell Bonds in order to pay these amounts if funds are not otherwise available in the Interest and Principal Accounts of the appropriate Portfolio. In addition to the above expenses, each Portfolio may pay legal, typesetting, electronic filing, regulatory and other fees and expenses associated with annual updates of the Portfolio's registration statement necessary to maintain a secondary market. Historically, the Sponsor paid these fees and expenses.

     Except as provided in the Indenture, the Indenture for certain Series generally requires each Portfolio to be audited on an annual basis at the expense of the Portfolio by independent public accountants selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Portfolio shall exceed $.05 per Unit on an annual basis. Unitholders of a Portfolio covered by an audit may obtain a copy of the audited financial statements upon request.

Distributions to Unitholders

     Interest received by the Trustee on the Bonds in each Portfolio, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, shall be credited to the "Interest Account" of the appropriate Portfolio and all other moneys received by the Trustee shall be credited to the "Principal Account" of the appropriate Portfolio.

National Traditional Portfolios 4 Through 39 - Semi-Annual Distributions

     The pro rata share of the Interest Account and the pro rata share of the cash in the Principal Account for each Portfolio will be computed by the Trustee semi-annually each year on the Record Dates (stated in Part Two of this Prospectus). Shortly after such computations, distributions will be made to the Unitholders as of the Record Date. Proceeds received from the disposition of any of the Bonds after a Record Date and prior to the following Distribution Date will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next Record Date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $0.10 per Unit. Persons who purchase Units after a Record Date and prior to the following Distribution Date will receive their first distribution on the second Distribution Date after their purchase of Units.

     As of each Record Date, the Trustee will deduct from the Interest Account or, to the extent funds are not sufficient therein, from the Principal Account, amounts needed for payment of expenses of the Portfolios. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Portfolios. Amounts so withdrawn shall not be considered a part of a Portfolio's assets until such time as the Trustee shall return all or part of such amount to the appropriate account.

National Traditional Portfolio 40 and Subsequent National Traditional Portfolios; All Other Portfolios - Optional Distributions

     The pro rata share of cash in the Principal Account in each Portfolio will be computed as of each semi-annual Record Date and distributions to the Unitholders as of such Record Date will be made on or shortly after the fifteenth day of the month. Proceeds received from the disposition, including sale, call or maturity, of any of the Bonds and all amounts paid with respect to zero coupon bonds and Stripped Obligations will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next semi-annual Record Date. The Trustee is not required to make a distribution from the Principal Account of any Portfolio unless the amount available for distribution in such account equals at least $0.10 per Unit.

     The pro rata share of the Interest Account in each Portfolio will be computed by the Trustee each month as of the Record Date. For National Traditional Portfolios 40 through 51, distributions will be made on or shortly after the fifteenth day of each month to Unitholders as of the Record Date. For National Traditional Portfolio 52 and subsequent National Traditional Portfolios, State Traditional Portfolios and subsequent State Traditional Portfolios and all other Portfolios, Unitholders have the option of receiving distributions monthly, quarterly or semi-annually. Record Dates are the first day of each month for Unitholders under the monthly plan of distribution, the first day of March, June, September and December for quarterly distributions, and the first day of June and December for semi-annual distributions (for National Traditional Portfolio 140 and subsequent National Traditional Portfolios and all other Portfolios, quarterly Record Dates are the first day of February, May, August and November and for semi-annual distributions the Record Dates are the first day of May and November). Distributions will be made on or shortly after the fifteenth day of the month to Unitholders of such Portfolio as of the Record Date who are entitled to distributions at that time under the plan of distribution in effect. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date following the next Record Date under the applicable plan of distribution.

     The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units of a Portfolio in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders of Portfolios having more than one available plan of distribution who desire to change their plan of distribution may do so by sending a written notice requesting the change, together with any Certificate(s), to the Trustee. The notice and any Certificate(s) must be received by the Trustee not later than the semi-annual Record Date to be effective as of the semi-annual distribution following the subsequent semi-annual Record Date. Unitholders are requested to make any such changes within 45 days prior to the applicable Record Date. Certificates should only be sent by registered or certified mail, return receipt requested, to minimize the possibility of their being lost or stolen. (See "OWNERSHIP AND TRANSFER OF UNITS.")

     As of the first day of each month, the Trustee will deduct from the Interest Account of a Portfolio or, to the extent funds are not sufficient therein, from the Principal Account of a Portfolio, amounts needed for payment of expenses of such Portfolio. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Portfolio. Amounts so withdrawn shall not be considered a part of a Portfolio's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. Funds which are available for future distributions, redemptions and payments of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures.

     The amount of the regular distributions will generally change when Bonds are redeemed, mature or are sold or when fees and expenses increase or decrease. For the purpose of minimizing fluctuations in the distributions from the Interest Account of a Portfolio, the Trustee is authorized to advance such amounts as may be necessary to provide for interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of such Portfolio. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

Reports to Unitholders

     The Trustee shall furnish Unitholders of a Portfolio in connection with each distribution, a statement of the amount of interest, if any, and the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Portfolio outstanding and a year-to-date summary of all distributions paid on said Units. Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person, who at any time during the calendar year was a registered Unitholder of a Portfolio, a statement with respect to such Portfolio (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), and, except for any State Portfolio, the percentage of such interest by states in which the issuers of the Bonds are located, deductions for fees and expenses of such Portfolio, redemption of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchase of Replacement Bonds, the amount paid upon redemption of Units, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Unit Value based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding. Each annual statement will reflect pertinent information in respect of all plans of distribution so that Unitholders may be informed regarding the results of other plans of distribution.

Unit Value and Evaluation

     The value of each Portfolio is determined by the Sponsor on the basis of
(1) the cash on hand in the Portfolio or moneys in the process of being collected, (2) the value of the Bonds in the Portfolio based on the bid prices of the Bonds and (3) interest accrued thereon not subject to collection, less
(1) amounts representing taxes or governmental charges payable out of the Portfolio (2) amounts representing unpaid organization costs, if applicable, and
(3) the accrued expenses of the Portfolio. The result of such computation is divided by the number of Units of such Portfolio outstanding as of the date thereof to determine the per Unit value ("Unit Value") of such Portfolio. The Sponsor may determine the value of the Bonds in each Portfolio (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Portfolio, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds or (4) by any combination of the above. Although the Unit Value of each Portfolio is based on the bid prices of the Bonds, the Units are sold initially to the public in the primary market at the Public Offering Price based on the offering prices of the Bonds.

     Because the insurance obtained by the Sponsor or by the issuers of Bonds with respect to the Bonds in the Insured Portfolios and with respect to insured Bonds in Traditional Portfolios is effective so long as such Bonds are outstanding, such insurance will be taken into account in determining the bid and offering prices of such Bonds and therefore some value attributable to such insurance will be included in the value of Units of Portfolios that include such Bonds.

Distribution of Units to the Public

      Certain dealers may maintain a secondary market for Units of certain Portfolios. (See "Market for Units.") The amount of the dealer concession on secondary market purchases of Portfolio Units through the Sponsor will be computed based upon the value of the Bonds in the Portfolio, including the sales charge computed as described in "PUBLIC OFFERING PRICE," and adjusted to reflect the cash position of the Portfolio principal account, and will vary with the size of the purchase as shown in the following table:

                               Amount of Purchase*

  Years to Maturity     Under     $50,000     $100,000      $250,000       $500,000     $1,000,000      $2,500,000
                       $50,000       to          to            to             to            to              or
                                  $99,999     $249,999      $499,999       $999,999     $2,499,999         More
Less than 1               0          0            0             0             0              0              0
1 but less than 2       1.00%       .90%        .85%          .80%           .70%          .55%           .467%
2 but less than 3       1.30%      1.20%        1.10%         1.00%          .90%          .73%           .634%
3 but less than 4       1.60%      1.45%        1.35%         1.25%         1.10%          .90%           .781%
4 but less than 5       2.00%      1.85%        1.75%         1.55%         1.40%          1.25%          1.082%
5 but less than 7       2.30%      2.15%        1.95%         1.80%         1.65%          1.50%          1.320%
7 but less than 10      2.60%      2.45%        2.25%         2.10%         1.95%          1.70%          1.496%
10 but less than 13     3.00%      2.80%        2.60%         2.45%         2.30%          2.00%          1.747%
13 but less than 16     3.25%      3.15%        3.00%         2.75%         2.50%          2.15%          1.878%
16 or more              3.50%      3.50%        3.40%         3.35%         3.00%          2.50%          2.185%

____________________
* Breakpoint sales charges and related dealer concessions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

     The Sponsor reserves the right to change the foregoing dealer concessions from time to time. Firms are not entitled to receive any dealer concession for any sales made to investors which qualified as "Discounted Purchases" (as defined in "PUBLIC OFFERING PRICE").

Ownership and Transfer of Units

     Ownership of Units is evidenced in Certificated form unless the Unitholder expressly requests that in the purchased Units be evidenced by book-entry positions recorded on the books and records of the Trustee. [For Portfolios included in Nuveen Tax-Free Unit Trust, Series 723 and all subsequent Portfolios, the ownership of Units is evidenced by book entry positions recorded on the books and records of the Trustee unless the Unitholder expressly requests that the purchased Units be evidenced in Certificate form.] The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Any Unitholder who holds a Certificate may change to book-entry ownership by submitting to the Trustee the Certificate along with a written request that the Units represented by such Certificate be held in book-entry form. Likewise, a Unitholder who holds Units in book-entry form may obtain a Certificate for such Units by written request to the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Any Certificates issued will be numbered serially for identification, and are issued in fully registered form, transferable only on the books of the Trustee. Book-entry Unitholders will receive a Book-Entry Position Confirmation reflecting their ownership.

     For Portfolios allowing optional plans of distribution, Certificates for Units bear an appropriate notation on their face indicating which plan of distribution has been selected. When a change is made, the existing Certificates must be surrendered to the Trustee and a new Certificates issued to reflect the currently effective plan of distribution. There will be no charge for this service. Holders of book-entry Units can change their plan of distribution by making a written request to the Trustee, which will issue a new Book-Entry Position Confirmation to reflect the change.

     Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by Certificate(s), by presenting and surrendering such Certificate(s) to the Trustee at its address listed on the back cover of this Part One of the Prospectus, properly endorsed or accompanied by a written instrument or instruments of transfer. The Certificate(s) should be sent registered or certified mail for the protection of the Unitholder. Each Unitholder must sign such written request, and such Certificate(s) or transfer instrument, exactly as his name appears on (a) the face of the Certificate(s) representing the Units to be transferred, or (b) the Book-Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Mutilated Certificates must be surrendered to the Trustee in order for a replacement Certificate to be issued. Although at the date hereof no charge is made and none is contemplated, a Unitholder may be required to pay $2.00 to the Trustee for each Certificate reissued or transfer of Units requested and to pay any governmental charge which may be imposed in connection therewith.

     The process of registration and delivery to the Unitholder of Certificates or Book-Entry Position Confirmations may take up to 30 days. Purchasers of Units will be unable to exercise any right to transfer or redemption until they have received their Certificate(s) or Book-Entry Position Confirmation(s). (See "REDEMPTION.")

Replacement of Lost, Stolen or Destroyed Certificates

     To obtain a new Certificate replacing one that has been lost, stolen, or destroyed, the Unitholder must furnish the Trustee with sufficient indemnification and pay such expenses as the Trustee may incur. This indemnification must be in the form of an Open Penalty Bond of Indemnification. The premium for such an indemnity bond may vary, but currently amounts to 1.0% of the market value of the Units represented by the Certificate. In the case, however, of a Portfolio as to which notice of termination has been given, the premium currently amounts to 0.5% of the market value of the Units represented by such Certificate.

Redemption

     Unitholders may redeem all or a portion of their Units by (1) making a written request for such redemption (book entry Unitholders may use the redemption form on the reverse side of their Book Entry Position Confirmation) to the Trustee at its address listed on the back cover of this Part One of the Prospectus (redemptions of 1,000 Units or more will require a signature guarantee), (2) in the case of Units evidenced by a Certificate, by also tendering such Certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signatures guaranteed as explained above, or by providing satisfactory indemnity required in connection with lost, stolen or destroyed Certificates and (3) payment of applicable governmental charges, if any. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. (See "OWNERSHIP AND TRANSFER OF UNITS.") No redemption fee will be charged by the Portfolio, Sponsor or the Trustee. However, a Unitholder's financial adviser may charge for serving as agent in the redemption of Units. A Unitholder may authorize the Trustee to honor telephone instructions for the redemption of Units held in book entry form. Units represented by Certificates may not be redeemed by telephone. The proceeds of Units redeemed by telephone will be sent by check either to the Unitholder at the address specified on his account or to a financial institution specified by the Unitholder for credit to the account of the Unitholder. A Unitholder wishing to use this method of redemption must complete a Telephone Redemption Authorization Form and furnish the Form to the Trustee. Telephone Redemption Authorization Forms can be obtained from a Unitholder's registered representative or by calling the Trustee. Once the completed Form is on file, the Trustee will honor telephone redemption requests by any authorized person. The time a telephone redemption request is received determines the "date of tender" as discussed below. The redemption proceeds will be mailed within three business days following the telephone redemption request. Only Units held in the name of individuals may be redeemed by telephone; accounts registered in broker name, or accounts of corporations or fiduciaries (including among others, trustees, guardians, executors and administrators) may not use the telephone redemption privilege.

     On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Portfolio determined by the Trustee, as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, on the date of tender as defined hereafter, plus accrued interest to, but not including, the third business day after the date of tender ("Redemption Price"). The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Bonds on the date of tender. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.

     The "date of tender" is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, except that as regards a redemption request received after 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, or on any day on which the Exchange is normally closed, the date of tender is the next day on which the Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day.

     Accrued interest paid on redemption will be withdrawn from the Interest Account of the appropriate Portfolio or, if the balance therein is insufficient, from the Principal Account of such Portfolio. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Portfolio. The Trustee is empowered to sell underlying Bonds of a Portfolio in order to make funds available for redemption. (See "HOW BONDS MAY BE REMOVED FROM THE PORTFOLIOS.") Units so redeemed shall be cancelled. To the extent that Bonds are sold from a Portfolio, the size and diversity of such Portfolio will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

     The Redemption Price is determined on the basis of the bid prices of the Bonds in each Portfolio.

     The right of redemption may be suspended and payment postponed for any period during which the Securities and Exchange Commission determines that trading in the municipal bond market is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

     Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker at the time the Certificate or Book Entry Return Confirmation is issued, and this number is printed on the Certificate or Book Entry Return Confirmation and on distribution statements. If a Unitholder's tax identification number does not appear as noted above, or if it is incorrect, the Unitholder should contact the Trustee before redeeming Units to determine what action, if any, is required to avoid this "back-up withholding."

How Bonds May be Removed From the Portfolios

     Bonds will be removed from a Portfolio as they mature or are redeemed by the issuers thereof. See the "SCHEDULE OF INVESTMENTS" in Part Two and "COMPOSITION OF PORTFOLIOS" herein for a discussion of call provisions of Portfolio Bonds.

     The Indenture also empowers the Trustee to sell Bonds for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which income may not be available. Under the Indenture, the Sponsor is obligated to provide the Trustee with a current list of Bonds in each Portfolio to be sold in such circumstances. In deciding which Bonds should be sold the Sponsor intends to consider, among other things, such factors as: (1) market conditions;
(2) market prices of the Bonds; (3) the effect on income distributions to Unitholders of the sale of various Bonds; (4) the effect on principal amount of underlying Bonds per Unit of the sale of various Bonds; (5) the financial condition of the issuers; and (6) the effect of the sale of various Bonds on the investment character of the Portfolio. Such sales, if required, could result in the sale of Bonds by the Trustee at prices less than original cost to the Portfolio. To the extent Bonds are sold, the size and diversity of the Portfolio will be reduced.

     In addition, the Sponsor is empowered to direct the Trustee to liquidate Bonds upon the happening of certain other events, such as default in the payment of principal and/or interest, an action of the issuer that will adversely affect its ability to continue payment of the principal of and interest on its Bonds, or an adverse change in market, revenue or credit factors affecting the investment character of the Bonds. If a default in the payment of the principal of and/or interest on any of the Bonds occurs, and if the Sponsor fails to instruct the Trustee whether to sell or continue to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Indenture provides that the Trustee shall liquidate said Bonds forthwith and shall not be liable for any loss so incurred. The Sponsor may also direct the Trustee to liquidate Bonds in a Portfolio if the Bonds in the Portfolio are the subject of an advanced refunding, generally considered to be when refunding bonds are issued and the proceeds thereof are deposited in irrevocable trust to retire the refunded bonds on their redemption date.

     Except for refunding securities that may be exchanged for Bonds under certain conditions specified in the Indenture, and except as otherwise provided in the Prospectus or the Indenture, the Indenture does not permit either the Sponsor or the Trustee to acquire or deposit bonds either in addition to, or in substitution for, any of the Bonds initially deposited in a Portfolio.

Information About the Trustee

     The Trustee and its address are stated on the back cover of this Part One of the Prospectus. The Trustee is subject to supervision and examination by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities. The Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information not furnished by it contained in this Prospectus.

     Limitations on Liabilities of Sponsor and Trustee. The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

     The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Portfolio which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

     Successor Trustees and Sponsors. The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice of resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required to promptly appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.

     If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.

     If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture, (1) appoint a successor sponsor, or (2) terminate the Indenture and liquidate the Portfolios.

Information About the Sponsor

     Since our founding in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for investors seeking to build and sustain their wealth. More than 1.5 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

     To meet the unique circumstances and financial planning needs of our investors, Nuveen offers a wide array of taxable and tax-free investment products--including equity and fixed-income mutual funds, defined portfolios, exchange-traded funds, customized asset management services and cash management products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies,

Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal office located in Chicago (333 West Wacker Drive).

     To help advisors and investors better understand and more efficiently use an investment in the Portfolios to reach their investment goals, the Sponsor may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Portfolios, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Sponsor may produce software or additional sales literature to promote the advantages of using the Portfolios to meet these and other specific investor needs.

Description of Bond Ratings

     Standard & Poor's Rating. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings are based, in varying degrees, on the following considerations:

          * Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

          *    Nature of and provisions of the obligation;

          * Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA -- An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     Plus (+) or minus (-) -- The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

     N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     * Moody's Investors Service Rating. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking ranks in the lower end of its generic rating category.

     **Fitch Ratings. A brief description of the applicable Fitch Ratings' symbols and their meanings is as follows:

     AAA -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB -- Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category or to categories below `CCC'.

Other Information

     Amendment of Indenture. The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, provided, however, that the Indenture may not be amended to increase the number of Units in any Portfolio or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in any Portfolio except the substitution of refunding bonds under certain circumstances and except as otherwise provided in the Prospectus or the Indenture. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

     Termination of Indenture. Any Portfolio may be liquidated at any time by the written consent of 100% of the Unitholders or by the Trustee when the value of such Portfolio, as shown by any evaluation, is less than 20% of the original principal amount of such Portfolio. In the course of regularly appraising the value of Bonds in each Portfolio, the Sponsor will attempt to estimate the date on which a Portfolio's value will fall below the 20% level based on anticipated bond events over a five-year period, including maturities, escrow calls and current calls or refundings, assuming certain market rates. The Sponsor intends from time to time to recommend that certain Portfolios whose values have fallen or are anticipated to fall below the 20% level be terminated based on certain criteria which could adversely affect the Portfolio's diversification. Once the Sponsor has determined that a Portfolio's value has fallen or may fall below the 20% level within a five-year period, for purposes of computing the sales charge, the maturity of each bond in such Portfolio will be deemed to be the earlier of the estimated termination date of the Portfolio or the actual date used when pricing the bond under Municipal Securities Rulemaking Board rules and interpretations issued thereunder.

     The sale of Bonds from the Portfolio upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds originally represented by the Units held by such Unitholder. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution for National and State Portfolios, beyond the end of the calendar year preceding the twentieth anniversary of its execution for Long Intermediate, and Intermediate Portfolios or beyond the end of the calendar year preceding the tenth anniversary of its execution for Short Intermediate and Short Term Portfolios.

     Written notice of any termination specifying the time or times at which Unitholders may surrender their Certificates, if any, for cancellation shall be given by the Trustee to each Unitholder at the address appearing on the registration books of a Portfolio maintained by the Trustee. Within a reasonable time thereafter, the Trustee shall liquidate any Bonds in the Portfolio then held and shall deduct from the assets of such Portfolio any accrued costs, expenses or indemnities provided by the Indenture which are allocable to such Portfolio, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The Trustee shall then distribute to Unitholders of such Portfolio their pro rata share of the balance of the Interest and Principal Accounts. With such distribution, the Unitholders shall be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Code of Ethics

     The Sponsor and the Portfolios have adopted a code of ethics requiring the Sponsor's employees who have access to information on Portfolio transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Portfolios.

Legal Opinion

     The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Special counsel for the Trusts for respective state matters are named in "TAX STATUS" herein. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, act as counsel for the Trustee with respect to the Trusts and as special New York tax counsel for the Series.

Auditors

     The "Statement of Condition" and the "Schedule of Investments" for each Portfolio in a Series and the related "Statement of Operations" and "Statement of Changes in Condition" and changes in the Portfolio Units have been audited by the independent public accountants indicated in Part Two of the applicable Prospectus.

Supplemental Information

     Upon written or telephonic request to the Trustee, investors will receive at no cost to the investor supplemental information about the Portfolios, which has been filed with the Securities and Exchange Commission and is intended to supplement information contained in Parts One and Two of the Prospectus. The supplemental information includes more detailed information concerning certain of the Bonds included in the Portfolios, taxable-equivalent yield tables and more specific risk information concerning the individual state Portfolios. This supplement also includes additional general information about the Sponsor, the accumulation plan and the Portfolios.

         Nuveen Defined Portfolios

                           Nuveen Tax-free Unit Trust

                                   Prospectus
                                    Part One
                                 August 26, 2002

Prospectus Part One must be accompanied by Part Two

Sponsor                                           Nuveen Investments
                                                  333 West Wacker Drive
                                                  Chicago, Illinois 60606-1286

Trustee                                           JPMorgan Chase Bank
                                                  14201 Dallas Parkway
                                                  Dallas, TX 75254-2917
                                                  800/257-8787

Legal Counsel to the Portfolios                   Chapman and Cutler
                                                  111 W. Monroe Street
                                                  Chicago, Illinois 60603

Legal Counsel to Trustee                          Carter, Ledyard & Milburn
                                                  2 Wall Street
                                                  New York, New York 10005

____________________

         This Prospectus does not contain complete information about the Portfolios filed with the Securities and Exchange Commission in Washington, DC under the Securities Act of 1933 and the Investment Company Act of 1940.

         More information about the Portfolios, including the code of ethics adopted by the Sponsor and the Nuveen Tax-Free Unit Trusts, can be found in the Commission's Public Reference Room. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Portfolio information is also available on the EDGAR Database on the Commission's website at http://www.sec.gov, or may be obtained at prescribed rates by sending an e-mail request to publicinfo@sec.gov or by writing to the Commission's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549-0102.

         No person is authorized to give any information or representation about the Portfolios not contained in Parts One or Two of this Prospectus or the Information Supplement, and you should not rely on any other information.

         When Units of a Portfolio are no longer available or for investors who will reinvest into subsequent series of the Trusts may be used as preliminary Prospectus for a future series. If this is the case, investors should note the following:

               1. Information in this Prospectus is not complete and may be changed;

               2. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective; and

               3. This Prospectus is not an offer to sell the securities of a future series and is not soliciting an offer to buy such securities in any state where the offer or sale is not permitted.

                           Nuveen Tax-free Unit Trust

                             Information Supplement

         This Information Supplement provides additional information concerning the structure, operations and risks of a Nuveen Tax-Free Unit Trust not found in the prospectuses for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing (the "Prospectus"). Copies of the Prospectus can be obtained by calling or writing the Trustee at the telephone number and address indicated in Part One of the Prospectus dated August 26, 2002. This Information Supplement has been created to supplement information contained in the Prospectus.

         This Information Supplement is dated August 26, 2002. Capitalized terms have been defined in the Prospectus.

                                Table of Contents

General Risk Disclosure...........................................................................................1

Why and How Are the Bonds Insured?................................................................................6

Information About the Sponsor.....................................................................................9

Alabama Risk Factors.............................................................................................10

Arizona Risk Factors.............................................................................................11

California Risk Factors..........................................................................................13

Colorado Risk Factors............................................................................................16

Connecticut Risk Factors.........................................................................................18

Florida Risk Factors.............................................................................................19

Georgia Risk Factors.............................................................................................21

Maryland Risk Factors............................................................................................22

Massachusetts Risk Factors.......................................................................................25

Michigan Risk Factors............................................................................................26

Minnesota Risk Factors...........................................................................................27

Missouri Risk Factors............................................................................................29

New Jersey Risk Factors..........................................................................................30

New York Risk Factors............................................................................................31

North Carolina Risk Factors......................................................................................34

Ohio Risk Factors................................................................................................35

Pennsylvania Risk Factors........................................................................................36

Tennessee Risk Factors...........................................................................................38

Texas Risk Factors...............................................................................................38

Virginia Risk Factors............................................................................................40

General Risk Disclosure

     An investment in Units of any Trust should be made with an understanding of the risks that such an investment may entail. These include the ability of the issuer, or, if applicable, an insurer, to make payments of interest and principal when due, the effects of changes in interest rates generally, early call provisions and the potential for changes in the tax status of the Bonds. As set forth in the portfolio summaries in Part Two of this Prospectus, the Trusts may contain or be concentrated in one or more of the types of bonds discussed below. The following paragraphs discuss certain circumstances which may adversely affect the ability of issuers of the various types of Bonds held in the portfolio of a Trust to make payment of principal and interest thereon or which may adversely affect the ratings of such Bonds; with respect to Insured Trusts, however, because of the insurance obtained by the Sponsor or by the issuers of the Bonds, such changes should not adversely affect an insured Trust's receipt of principal and interest, the Standard & Poor's Corporation ("Standard & Poor's") AAA ratings or the Moody's Investors Service, Inc. ("Moody's") Aaa ratings of the Bonds in an Insured Trust portfolio. For economic risks specific to the individual Trusts, see "Risk Factors" for each Trust.

     Health Care Facility Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third-party payor programs. Medicare reimbursements are currently calculated on a prospective basis and are not based on a provider's actual costs. Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements. In the event of a default upon a bond secured by hospital facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to fully repay the bonds.

     Certain hospital bonds provide for redemption at par upon the damage, destruction or condemnation of the hospital facilities or in other special circumstances.

     Single Family and Multi-Family Housing Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for the elderly or for low to moderate income families. Such issues are generally characterized by mandatory redemption at par or, in the case of original issue discount bonds, accreted value in the event of economic defaults and in the event of a failure of the operator of a project to comply with certain covenants as to the operation of the project. The failure of such operator to comply with certain covenants related to the tax-exempt status of interest on the Bonds, such as provisions requiring that a specified percentage of units be rented or available for rental to low or moderate income families, potentially could cause interest on such Bonds to be subject to Federal income taxation from the date of issuance of the Bonds. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, employment and income conditions prevailing in local labor markets, increases in taxes, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies, and social and economic trends affecting the localities in which the projects are located. Occupancy of such housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs.

     Single Family Mortgage Revenue Bonds. Some of the Bonds in a Trust may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income.

Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The redemption price of such issues may be more or less than the offering price of such bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954, as amended, or Section 143 of the Internal Revenue Code of 1986, which Sections contain certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable requirements and the bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurance that such continuing requirements will be satisfied; the failure to meet such requirements could cause interest on the Bonds to be subject to Federal income taxation, possibly from the date of issuance of the Bonds.

     Congregate Care Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from loans to finance the construction and/or acquisition of congregate care facilities, including retirement facilities and nursing care units. A facility's gross receipts and net income available for debt service may be affected by future events and conditions, including, among other things, demand for services, the ability of the facility to provide the services required, management capabilities, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation and the termination or restriction of governmental financial assistance.

     Federally Enhanced Obligations. Some of the mortgages which secure the various health care or housing projects which underlie the previously discussed Health Care Facility Revenue, Single Family and Multi-Family Housing Revenue Single Family Mortgage Revenue Obligations and Congregate Care Revenue Bonds (the "Obligations") in a Trust may be insured by the Federal Housing Administration ("FHA"). Under FHA regulations, the maximum insurable mortgage amount cannot exceed 90% of the FHA's estimated value of the project. The FHA mortgage insurance does not constitute a guarantee of timely payment of the principal of and interest on the Obligations. Payment of mortgage insurance benefits may be (1) less than the principal amount of Obligations outstanding or
(2) delayed if disputes arise as to the amount of the payment or if certain notices are not given to the FHA within the prescribed time periods. In addition, some of the previously discussed Obligations may be secured by mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"), a wholly owned corporate instrumentality of the United States, and/or the Federal National Mortgage Association ("Fannie Mae") a federally chartered and stockholder-owed corporation. GNMA and Fannie Mae guarantee timely payment of principal and interest on the mortgage-backed certificates, even where the underlying mortgage payments are not made. While such mortgage-backed certificates are often pledged to secure payment of principal and interest on the Obligations, timely payment of interest and principal on the Obligations is neither insured nor guaranteed by the United States, GNMA, Fannie Mae or any other governmental agency or instrumentality. The GNMA mortgage-backed certificates constitute a general obligation of the United States backed by its full faith and credit. The obligations of Fannie Mae, including its obligations under the Fannie Mae mortgage-backed securities, are obligations solely of Fannie Mae and are not backed by or entitled to, the full faith and credit of the United States.

     Public Housing Authority Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from loans to finance public housing projects. These bonds are guaranteed by the federal Department of Housing and Urban Development. Such issues are generally characterized by mandatory redemption at par or, in the case of original issue discount bonds, accreted value in the event of economic defaults. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels, employment and income conditions prevailing in local labor markets, increases in taxes, utility costs and other operating expenses, changes in laws and governmental regulations, and social and economic trends affecting the localities in which the projects are located. In addition, the federal Department of Housing and Urban Development may impose regulations and/or limitations which may have an adverse impact on the Bonds in a Trust.

     Industrial Revenue Obligations. Certain of the Bonds in a Trust may be industrial revenue bonds ("IRBs"), which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restriction, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may have an impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected. The IRBs in a Trust may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, in the case of original issue discount bonds, accreted value. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs in a Trust prior to the stated maturity of such Bonds.

     Power Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from pollution control bonds as well as the sale of electric energy and oil and gas. Some of these obligations are backed by the credit of an investor owned utility ("IOU"). The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the applicable public utility commissions, the difficulty of financing large construction programs, increased competition, reductions in estimates of future demand for electricity in certain areas of the country, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in a Trust to make payments of principal and/or interest on such Bonds.

     Utility Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from the sale of natural gas or the combined net revenue of two or more municipal utility systems operating as a single entity. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the applicable public utility commissions, the difficulty of financing large construction programs, increased competition, reductions in estimates of future demands for natural gas in certain areas of the country, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in a Trust to make payments of principal and/or interest on such Bonds.

     Transportation Bonds. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by revenues derived from the ownership and operation of airports, public transit systems and ports. The major portion of an airport's gross operating income is generally derived from fees received from airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. In particular, facilities with use agreements involving airlines experiencing financial difficulty may experience a reduction in revenue due to the possible inability of these airlines to meet their use agreement obligations because of such financial difficulties and possible bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or of other governmental financial assistance. Transit system net revenues will be affected by variations in utilization, which in turn may be affected by the degree of local governmental subsidization, demographic and population shifts, and competition from other forms of transportation; and by increased costs, including costs resulting from previous deferrals of maintenance. Port authorities derive their revenues primarily from fees imposed on ships using the facilities. The rate of utilization of such facilities may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks.

     Water and/or Sewerage Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such Bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

     Resource Recovery Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the sale of sewerage or solid waste disposal services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

     Education Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers which are, or which govern the operation of, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations that may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

     Bridge and Tollroad Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers which derive their payments from bridge, road or tunnel toll revenues. The revenues of such an issuer could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof. Specifically, governmental regulations restricting the use of vehicles in the New York City metropolitan area may adversely affect revenues of the Triborough Bridge and Tunnel Authority.

     Dedicated-Tax Supported Revenue Bonds. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by tax revenues from a designated source, which revenues are pledged to secure the bonds. The various types of Bonds described below differ in structure and with respect to the rights of the bondholders to the underlying property. Each type of dedicated-tax supported Bond has distinct risks, only some of which are set forth below. One type of dedicated-tax supported Bond is secured by the incremental tax received on either real property or on sales within a specifically defined geographical area; such tax generally will not provide bondholders with a lien on the underlying property or revenues. Another type of dedicated-tax supported Bond is secured by a special tax levied on real property within a defined geographical area in such a manner that the tax is levied on those who benefit from the project; such bonds typically provide for a statutory lien on the underlying property for unpaid taxes. A third type of dedicated-tax supported Bond may be secured by a tax levied upon the manufacture, sale or consumption of commodities or upon the license to pursue certain occupations or upon corporate privileges within a taxing jurisdiction. As to any of these types of Bonds, the ability of the designated revenues to satisfy the interest and principal payments on such bonds may be affected by changes in the local economy, the financial success of the enterprise responsible for the payment of the taxes, the value of any property on which taxes may be assessed and the ability to collect such taxes in a timely fashion. Each of these factors will have a different affect on each distinct type of dedicated-tax supported bonds.

     Municipal Lease Revenue Bonds. Some of the Bonds in a Trust may be obligations that are secured by lease payments of a governmental entity. Such payments are normally subject to annual budget appropriations of the leasing governmental entity. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby.

     Special Obligation to Crossover. Some of the Bonds in a Trust may be issued with the intention of crossover refunding an outstanding issue at a future date. These bonds are secured to the crossover date by U.S. Government securities purchased with the proceeds of the refunding bonds. The revenues of such an issuer could be adversely affected by problems associated with the outstanding issue, economic, social and environmental policies and conditions that are not within the control of the issuer and governmental policies and regulations affecting the issuer.

     Civic Organization Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the pledge of civic organizations, including their assets. The problems faced by such issuers include the ability to collect pledges made, the unpredictable nature of an organization's composition and participation, the quality and skill of management, increased costs and delays attributable to organizations, expenses, and legislation regarding certain organizational purposes.

     Original Issue Discount Bonds and Stripped Obligations. Certain of the Bonds in a Trust may be original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. This original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See "Tax Status" in Part One of this Prospectus. The current value of an original issue discount bond reflects the present value of its face amount at maturity. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

     Certain of the original issue discount bonds in a Trust may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. The effect of owning a zero coupon bond is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield, but at the same time also eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

     Original issue discount bonds, including zero coupon bonds, may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption (the "accreted value") plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Schedules of Investments" for more information about the call provisions of portfolio Bonds.

     Certain of the Bonds in a Trust may be Stripped Obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on a tax-exempt obligation. An obligation is

"stripped" by depositing it with a custodian, which then effects a separation in ownership between the bond and any interest payment which has not yet become payable, and issues evidences of ownership with respect to such constituent parts. A Stripped Obligation therefore has economic characteristics similar to zero coupon bonds, as described above.

     Each Stripped Obligation has been purchased at a discount from the amount payable at maturity. With respect to each Unitholder, the Internal Revenue Code treats as "original issue discount" that portion of the discount which produces a yield to maturity (as of the date of purchase of the Unitholder's Units) equal to the lower of the coupon rate of interest on the underlying obligation or the yield to maturity on the basis of the purchase price of the Unitholder's Units which is allocable to each Stripped Obligation. Original issue discount which accrues with respect to a Stripped Obligation will be exempt from Federal income taxation to the same extent as interest on the underlying obligations. (See "Tax Status" in Part One of this Prospectus.)

     Unitholders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount bonds or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

Why and How are the Bonds Insured?

Insurance on the Bonds

     Insured Trusts -- The bonds in the Trusts are covered by insurance policies obtained by the Sponsor or by the issuers or underwriters of the bonds from AMBAC Assurance Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc. ("FSA") or MBIA Insurance Corporation ("MBIA") (the "Insurers"). The "Schedules of Investments" in Part Two of the Prospectus identify the Insurer of each bond. Insurance guarantees the timely payment, when due, of all principal and interest on the bonds. Such insurance is effective so long as the insured bond is outstanding and the insurer remains in business. Insurance relates only to the particular bond and not to the Units offered hereby or to their market value. The bonds have received a rating of "Aaa" by Moody's, "AAA" by Fitch, Inc. ("Fitch") and/or "AAA" by Standard & Poor's in recognition of such insurance. There can be no assurance that any Insurer listed will be able to satisfy its commitments in the event claims are made in the future. However, Standard & Poor's, Fitch and/or Moody's have rated the claims-paying ability of each Insurer "AAA," "AAA" or "Aaa," respectively. The following are brief descriptions of the Insurers.

     Ambac Assurance Corporation ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancellable and will continue in force for so long as the bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

     Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

     Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

     Ambac Assurance Corporation is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $5,587,000,000 (unaudited) and statutory capital of approximately $3,453,000,000 (unaudited) as of June 30, 2002. Statutory capital consists of Ambac Assurance's policyholder's surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

     The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 233 Broadway, New York, New York 10279 and 175 West Jackson Blvd., Suite 900, Chicago, IL 60604. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D. C. 20549 at prescribed rates. In addition, the aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

     Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

     The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

     MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guan. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     As of December 31, 2001, MBIA had admitted assets of $8.5 billion (audited), total liabilities of $5.6 billion (audited), and total capital and surplus of $2.9 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 2002, MBIA had admitted assets of $8.7 billion (unaudited), total liabilities of $5.7 billion (unaudited), and total capital and surplus of $3.0 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

     Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance compay, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

     Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

     Moody's Investors Service rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates all new issues insured by MBIA "AAA." Fitch IBCA, Inc. rates the financial strength of MBIA "AAA".

     In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.4 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

     Financial Guaranty Insurance Company. Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. .As of March 31, 2002, the total capital and surplus of Financial Guaranty was approximately $1.03 billion Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

     Financial Security Assurance. Financial Security Assurance Inc. ("Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

     Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securites or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

     Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Holdings is an indirect subsidiary of Dexia S.A. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security. As of June 30, 2002, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,710,044,000 (unaudited) and 898,579,000 (unaudited), and the total shareholders' equity and the unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with accounting principles, generally accepted in the United States, approximately $1,817,013,000 (unaudited), and $744,499,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, 10022, Attention Communications Department. Financial Security's telephone number is (212) 826-0100.

     Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter on limit the obligations of Financial Security under any financial guaranty insurance policy.

     Financial Security's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard & Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by. Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

     Traditional Trusts -- Insurance guaranteeing the timely payment, when due, of all principal and interest on certain Bonds in a Traditional Trust may have been obtained by the Sponsor, issuer or underwriter of the particular Bonds involved or by another party. Such insurance, which provides coverage substantially the same as that obtained with respect to Bonds in Insured Trusts as described above, is effective so long as the insured Bond is outstanding and the insurer remains in business. Insurance relates only to the particular Bond and not to the Units offered hereby or to their market value. Insured Bonds have received a rating of "Aaa" by Moody's and/or "AAA" by Standard & Poor's in recognition of such insurance.

     If a Bond in a Traditional Trust is insured, the Schedule of Investments in Part Two of this Prospectus will identify the insurer. Such insurance will be provided by FGIC, AMBAC, Bond Investors Guaranty Insurance Company, now known as MBIA Corp. of Illinois ("BIG"), FSA, Municipal Bond Insurance Association (the "Association"), MBIA or Connie Lee Insurance Company ("ConnieLee"). There can be no assurance that any insurer listed therein will be able to satisfy its commitments in the event claims are made in the future. However, Standard & Poor's has rated the claims-paying ability of each insurer "AAA," and Moody's has rated all bonds insured by each such insurer, except ConnieLee, "Aaa." Moody's gives no ratings for bonds insured by ConnieLee.

     Because any such insurance will be effective so long as the insured Bonds are outstanding, such insurance will be taken into account in determining the market value of such Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Trust that includes such Bonds. The insurance does not, however, guarantee the market value of the Bonds or of the Units.

Information About the Sponsor

     The Sponsor has also acted as co-managing underwriter of Nuveen Senior Income Fund, Nuveen Floating Rate Fund, Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund,

Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Tax-Free Income Portfolio 3, Nuveen Select Maturities Municipal Fund, Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Insured Premium Income Municipal Fund 2, all registered closed-end management investment companies. Including the registered open-end and closed-end investment companies listed above and its defined portfolios, Nuveen has approximately $75 billion in securities under management.

Alabama Risk Factors

     Economic Outlook. Since manufacturing accounts for such a large portion of the state's economy, Alabama economic growth in 2002 depends on the performance of the manufacturing sector. Unfortunately, manufacturing is expected to remain weak at least through the first half of 2002, except for automobile related industries. Both apparel and textiles industries will lose more jobs. Due to pressure from retails to cut costs, apparel firms will continue to relocate overseas where production costs are less. Overall, the state economy will grow by 1.0% in 2002, while employment is expected to increase by 0.4%. The state will see approximately 8,000 net new jobs, primarily in the second half of the year. However, that growth depends on the current economic recovery remaining on track.

     The manufacturing sector, which accounts for approximately 18% of the non-agricultural jobs in the state, lost 16,500 jobs from December 2000 to December 2001. Problems with the manufacturing sector include over-capacity and lack of demand in both domestic and international markets. Manufacturing job losses have been spread across every industry except automotive. There were 1,000 new jobs gained in automobile-related production during the same period. In recent years the services sector, including both health care and computer-related, was one of the fastest growing segments of the economy. In the late 1990's, services businesses added as many as 8,000 to 10,000 new jobs a year. But this sector has weakened considerably. During the most recent 12-month period, services-related businesses added 700 new jobs, 300 of which were in health care. Retailing had also been a fast-growing segment of the state's economy, in some instances adding almost 40% to 50% of all new jobs in the state. But the sector has suffered recently. Retailers have not been able to raise prices during the recession, and they currently have some over-capacity in the state. From December 2000 to December 2001, the wholesale and retailing sectors together lost 15,000 jobs.

     Revenues and Expenditures. Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

     The General Fund accounts for many different governmental functions. Certain revenue sources are earmarked for use only in the General Fund. Total revenues in 2001 for the General Fund were $1.163 billion and are estimated to be $1.189 billion in 2002-2003. General Fund expenditures are used primarily to support three functional areas of state government: protection of persons and property, physical and mental health and general government.

     Debt Management. Both the Alabama Constitution and statutes require a balanced budget for annual financial operations. The State Constitution prohibits the issuance of debt. Therefore, the only way to issue general obligation debt is by amending the Constitution through a statewide vote of the people. The State does issue revenue bonds which are limited obligations of public corporations governed by State officials. Those revenue bonds are backed by a pledge of specific revenue sources for which the annual collections are generally predictable. According to Alabama State Treasury, the total bond indebtedness for the State is $2639,545.00. The amount required to pay annual debt service on existing bonds is $278,961,435.93

     Ratings. State of Alabama general obligation bonds have been assigned the following ratings: Standard & Poor's Ratings Services, AA (outlook: stable); Moody's Investors Service, Inc., Aa3; and Fitch IBCA, Inc., AA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Alabama issuers may be unrelated to the creditworthiness of obligations issued by the State of Alabama, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Alabama Trust is susceptible to political, economic or regulatory factors affecting issuers of Alabama municipal obligations (the "Alabama Municipal Obligations"). These include the possible adverse effects of certain Alabama constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Alabama and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Alabama or contained in Official Statements for various Alabama Municipal Obligations.

Arizona Risk Factors

Certain Considerations

     Economic Outlook. The outlook for the Arizona economy is similar to that of the United States. This is because the Arizona economy tends to mirror the U.S. economy. Arizona, like the U.S. economy, has been mired in a recession since early 2001, which recession was exacerbated by the terrorists attacks against the United States that took place on September 11, 2001. Nationally, there are early signs of recovery, and it is assumed that the Arizona economy will slowly begin to exhibit the same signs by the end of 2002.

     Arizona's goods-producing industries are projected to add slightly more than 11,000 jobs over the 2001-02 period, whereas service-producing industries should grow by better than 94,000. Mining and manufacturing industries are forecast to show annualized losses. Arizona's manufacturing continues to grapple with the changing tide of investment shifts and slackened demand. Cost containment pressures have resulted in many highly publicized layoff announcements. Still, at the same time, growth is occurring in other areas. This is an important point to keep in mind.

     Revenues and Expenditures. General Governmental activities are accounted for in four Governmental Fund types: (1) General Fund, (2) Special Revenue Funds, (3) Debt Service Funds and (4) Capital Project Funds. General Governmental revenues totaled $14.09 billion for the fiscal year ended June 30, 2001, an increase of 5.9% over 2000. Taxes, the single largest source of general governmental revenue, produced 62% of general governmental revenue.

     The total revenue increase of $786.4 million or 5.9% was the result of several factors. The 4.3% increase in Sales Taxes reflects the continuing population growth. The 2.1% increase in Income Tax reflects the increase in job growth and corporate income tax collections. The 2.0% decrease in Motor Vehicle and Fuel Taxes resulted from the reduction in consumer spending for new vehicles. The 5.0% decrease in Property Taxes resulted from a reduction in property tax collections in the General Fund. The 11.0% increase in Intergovernmental Revenues resulted from the increase in Federal funding for health and welfare programs. The 8.1% increase in Licenses, Fees and Permits resulted from the increase in regulatory licensing and investigative activity related to all types of governmental operations. The 17.2% increase in Earnings on Investments was the result of increased operating cash balances. The 12.7% increase in Other Taxes and Revenues resulted primarily from the increase in insurance premium taxes and receipt of a final lump sum payment from a judgement related to an insurance bankruptcy.

     General Governmental expenditures totaled $13.62 billion for the fiscal year ended June 30, 2001, an increase of 8.9% over 2000. The total expenditures increase of $1.117 billion or 8.9% was the result of the factors described below. The 11.5% increase in General Government expenditures resulted primarily from the increase in the cost of operating State government and the increase in intergovernmental revenue sharing. These amounts are recorded as General Government expenditures on the State's financial statements. The 12.5% increase in Health and Welfare expenditures resulted primarily from an increase in expenditures related to the Arizona Department of Economic Security and the Arizona Health Care Cost Containment System programs. In addition, there was an increase in the expenditures related to the Tobacco Tax funded programs. The 8.9% increase in Education expenditures resulted from additional funding for increased student growth and increased Basic State Aid to public and charter schools. The 15.9% increase in Natural Resources expenditures resulted primarily from increased funding for parks and recreation services. The 12.1% increase in Capital Outlay expenditures resulted primarily from the increase in expenditures for construction of Federal, state, and local highways. The 12.3% increase in Debt Service expenditures resulted primarily from the increase in principal payments for revenue bonds used for construction of highways inside of Maricopa County.

     Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer ("Treasurer") and the General Accounting Office of the Department of Administration, Financial Services Division (GAO). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies. The State requires that Treasurer's deposits and investments with financial institutions be entirely covered by Federal depository insurance or alternatively collateralized with surety equal to 102% of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The Legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund. Investment earnings for the General Fund totaled $114.4 million for the fiscal year ended June 30, 2001.

     Debt Administration. The Arizona Constitution, under Article 9 Section 5, provides that the State may contract debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of State government. As a result, the State, including the Enterprise Funds and the University Funds, finances most of its major capital needs by lease purchase transactions and issuing revenue bonds and grant anticipation notes. Lease purchase transactions are funded by Certificates of Participation (COPs). Revenue bonds and grant anticipation notes are funded by dedicated revenue sources.

     The particular source of payment and security for each of the Arizona municipal bonds is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona municipal bonds issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any Fiscal Year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

     In 1994, the Arizona Supreme Court held that the state school financing scheme, with its reliance on disparate property tax assessments for wealthy and poor school districts, violated Article XI of the Arizona State Constitution which requires a "general and uniform public school system." In 1998, the Legislature passed a plan that reformulates education funding by providing $350 million of state funds to build new schools and places a statutory cap on the amount of bond indebtedness a school district may incur. Essentially, the legislation replaces general obligation bonding with a centralized state funded system. The bill should not affect the payment of debt service on any school district's bonds since the debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts.

     Each Arizona Trust is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters The information provided is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

California Risk Factors

     Economic Outlook. The California economy slowed in 2001, burdened by declining capital spending, a cooling stock market, struggling foreign economies, and the September 11th terrorist attacks on the World Trade Center and the Pentagon. Still, California fared better than most of the nation. For example, percentage job growth was much higher in the state than in the nation; however, only about half as many new jobs were created in 2001 as in 2000. As a result, unemployment ended the year higher than it began -- it began 2001 at 4.2% and by November it was up to 5.7%. Manufacturing employment continued a decline that began in July 2000, with job losses totaling about 1.4 million. Non-manufacturing employment, on the other hand, continued to grow until August 2001 before dropping about 600,000. On an average annual basis, job growth is forecast at .3%, although gains on a year-end 2001-2002 basis my be closer to 1%. After growing almost 10% in 2000, California personal income advanced only 1.4% in 2001.

     The September 11th terrorist attacks dealt a severe blow to California tourism. Airlines, restaurants, lodging and shopping have been most adversely affected. Big-city markets which rely more on out-of-state and foreign visitors, have fared worse than suburban and rural tourism. Improved confidence in public safety should however, boost the state's tourism industry.

     Apart from the possibility of a national downturn, a significant risk to the California outlook comes from the energy sector. The current electric power situation results from a complex set of circumstances arising from a steep rise in demand though the Western United States, sharply higher natural gas prices exacerbated in California by the break in a key pipeline in the summer of 2000, and a dysfunctional wholesale electricity market in which prices have soared to levels several times the actual cost of the least efficient, most expensive production in the region. Since early last year, California has spent more than $10 billion buying power for the state's 34 million residents after investor-owned utilities ran out of cash and credit. The state projects another $8 billion outlay for 2002.

     Revenues and Expenditures. As the economy slowed over the last year, the decline in the State's revenues was even more pronounced than what was expected. Since the enactment of the 2001 Budget Act, the General Fund revenue forecast for major taxes and licenses has decreased by $5.4 billion for the past and current years combined. Revenue growth should resume in 2002-2003 and be up $6.3 billion or 9.3%, from 2001-2002, reaching $74 billion. However, this is still $1.6 billion below the 2000-2001 level. Just as the State's remarkable revenue growth in recent years was driven by stock-market related gains, the current fall-off largely reflects the market's decline. The softness in revenues is expected to be short-lived and growth is expected to resume by mid-2002. Exhausted in the 1990's, the state does not have any money set aside in it's Rainy Day Fund as of January 2002.

     Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of

California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

     Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

     Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

     "Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

     Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

     Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had approximately $20.5 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding and approximately $6.4 billion of unissued non-self liquidating general obligation bonds as of December 1, 2001.

     Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State. The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

     Bond Ratings. In November 2001, Moody's Investors Services ("Moody's") lowered the rating on California general obligation bonds to A1 from Aa3, Moody's cited the expectation that the State's General Fund budget and liquidity position will weaken substantially over the next eighteen months, in light of weakness in the technology sector of the State's economy, greatly reduced State revenue projections, and the likelihood that the State will have great difficulty reaching consensus on the necessary fiscal adjustments during its upcoming budget session. The bonds are also rated A+ (outlook: negative) by Standard and Poor's, AA by Fitch IBCA, Inc and A1 by Moodys.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

     Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

     Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

Colorado Risk Factors

     Economic Outlook. According to the September 2001 Colorado Economic Perspective ("September 2001 Forecast"), published by the Governor's Office of State Planning and Budgeting, through the first half of 2001, Colorado's economy appeared to be doing much better than the national economy and, despite numerous layoff announcements and slower retail sales growth, continues to perform better than many other states. However, the forecast for Colorado for the next six years anticipates much slower economic growth than the state has experienced in the past decade.

     The September 2001 Forecast anticipates non-farm employment will grow to 2.8% in 2001 and then slow to 2.4%. Thereafter, non-farm employment growth will average 2.7% per year. Unemployment is expected to average only 3.1% in 2001 but then steadily increase to 3.7% by 2006. Personal income in Colorado is expected to increase 8.2% in 2001 due to increasing wages and salaries as well as the number of jobs available. Thereafter, growth in personal income will slow to 5.6% in 2002 as non-farm employment growth slows.

     Colorado's construction sector is integral to the state's economic growth. In the mid-to-late 1990s, in response to the many new people and firms locating in Colorado, both residential and non-residential construction boomed. The construction industry was also a growing employer for the state, employing as many as 162,000 workers. The September 2001 Forecast anticipates slowing in the construction industry. Through July 2001, the residential home market still grew significantly, but the number of homes on the market has since increased and prices are beginning to stabilize. Moreover, the value of non-residential construction (excluding non-building projects like roads) is relatively flat for the year and the vacancy rate in the office market is rising. Overall, there are signs of excess beginning to be seen in both the residential and non-residential markets.

     The economic impact of the September 11th terrorist attacks on the World Trade Center and Pentagon is unclear. One impact of the attacks, however, is the detrimental effect on state budgets. The recent volatility in the stock markets and consumer spending will likely make things worse for states attempting to maintain balanced budgets. The decline in travel and tourism may also have serious implications for tax revenues in states such as Colorado. The State may be impacted more than others in the short term as the winter months are relatively busy tourist periods.

     Revenues and Expenditures. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). For FY's 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 3% for 1995 and later years. For FY 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

     On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

     The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

     Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

     The Taxpayer's Bill of Rights ("TABOR"), Article X, Section 20 of the Colorado State Constitution, limits the state's revenue growth to the sum of inflation plus population growth in the previous calendar year.

     The state first exceed the TABOR limit in FY 1996-1997. Since then, the amount of the TABOR surplus surged, reaching $927.2 million in FY 2000-2001. A healthy economy and the prolonged national economic expansion of the 1990s generated strong growth in General Fund revenues. The robust revenue growth coupled with the low TABOR limit, led to large TABOR surpluses. The September 2001 Forecast projects that the state will not continue to enjoy the large TABOR surpluses of recent years. Indeed, the TABOR surplus is expected to range from only $93.2 million to $142.6 million in the next six years. There are several reasons for the decline in TABOR surplus. First, two measures passed by Colorado voters in the November 2000 election lower surplus revenues: Amendment 23, which provides increased public school funding, exempted roughly $330 million from the TABOR surplus; and Referendum A, which provides property tax relief for senior citizens, lowers the amount of the surplus by $44 million. Second, since 2000 was a federal census year, the state now has an accurate count of its population reflecting a higher population growth thus increasing the TABOR limit. Third, Colorado's economy is expected to grow at slower rates resulting in lower General Fund revenue growth. Fourth, tax relief packages enacted in the last three years allow Coloradoans to keep more of their income. Finally, the 2001 federal tax relief will lower Colorado revenues.

     According to September 2001 Forecast, General Fund revenues increased 6.3% in FY 2000-2001, much lower than FY 1999-2000's 8.8% pace. General Fund revenues are forecast to increase 1.8% in FY 2001-2002 and 6.7% in FY 2002-2003.

     The monies in excess of the General Fund reserve are typically used for capital expenditures and tax relief. In FY 2001-2002, the fiscal year-end General Fund reserve is forecast to be $224.9 million, which is exactly equal to the 4% statutory requirement. The need to provide funds to complete capital projects begun in previous years, the passage of Amendment 23, the large sales tax over-refund, and a decrease in projected revenues lowered the FY 2001-2002 reserve level.

     The September 2001 Forecast predicts that the total amount of cash fund revenues in FY 2001-2002 will be approximately $2,366 million. Cash fund revenues are forecast to increase 2.1% in FY 2001-2002 and to increase

7.6% in FY 2002-2003. From FY 2001-2002 through FY 2006-2007, cash fund revenues will increase at a compound annual average rate of 5.3%. It is anticipated that by FY 2006-2007, the fiscal year-end General Fund reserve will be $2,196.3 million.

     Debt Management. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

     Each Colorado Trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

Connecticut Risk Factors

Certain Considerations

     Generally. With one of the most productive and diverse workforces in the nation, Connecticut is well positioned to resume a course of economic expansion. The state's industrial base with its 93,000 business establishments has diversified over the last decade. While defense and insurance continue to be important industries, the state's economic development is increasingly tied to industries such as bioscience, software development, pharmaceuticals, communications and medical technology.

     The rate of job additions in Connecticut continues to lag behind the rest of the nation. This is due in part to the state's pool of available workers. Since 1995, Connecticut's workforce has increased just .4% as compared to a national growth rate for the period of 7.3%. The slow growth in the number of people seeking work in Connecticut also helps to explain the state's low unemployment rate, recorded at 3.2% in October 2001.

     Revenues and Expenditures. Connecticut operates on a fiscal year ending June 30th of each year. The General Fund is the state's largest single operating fund. Most state programs and revenues are accounted for within the General Fund. Almost 90% of al state operating expenses are within this single fund. In FY 2001, the state recorded a General Fund surplus of $13 million with revenues totaling $13.066 billion and expenditures of $13.053 billion. The surplus is equal to less than one-tenth of 1% of expenditures. Since the introduction of the income tax in FY 1992, the state's cumulative General Fund surpluses total to $769 million.

     At the end of FY 2001 the sum of the $30.7 million was placed in the state's Rainy Day Fund bringing the fund balance to $594.7 million. This fund is targeted to hold reserves equal to 5% of the budgeted General Fund spending for the year. In 1987, the Rainy Day Fund had a balance of $319.6 million. Three consecutive fiscal years of withdrawals between 1988 and 1990 wiped the fund out. With no Rainy Day Fund reserves by 1991 and a deepening recession, the state was forced to borrow close to $1 billion in order to close a budget hole. An expanded revenue base with the introduction of the income tax in FY 1992 and a gradually improving economy allowed the state to pay off this debt over the six years that followed. Deposits to the Rainy Day Fund have been made annually since 1995.

     The economic impact of the September 11th terrorist attacks on the World Trade Center and Pentagon is unclear. One impact of the attacks, however, is the detrimental effect on state budgets. The recent volatility in the stock markets and consumer spending will likely make things worse for states attempting to maintain balanced budgets.

     Debt Management. Connecticut continues to lead the nation in state tax supported debt per capita. Bonded debt per capita has more than doubled over the past decade growing to $2,994 by the end of FY 2001. In FY 2001, the state added an additional $503 million to its net outstanding bonded debt total. Net state bonded debt rose to $10.3 billion by the end of FY 2001.

     The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. Bonded debt represents about 60% of the state's total long-term obligations. In FY 2001, state long-term debt obligations totaled
17.52 billion.

     General obligation bonds issued by the state of Connecticut's general obligation bonds are rated AA (outlook: negative) by Standard & Poor's, Aa2 by Moody's, and AA by Fitch IBCA, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Connecticut issuers may be unrelated to the creditworthiness of obligations issued by the State of Connecticut, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Connecticut Trust is susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal obligations (the "Connecticut Municipal Obligations"). These include the possible adverse effects of certain Connecticut constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Connecticut and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Connecticut or contained in Official Statements for various Connecticut Municipal Obligations.

Florida Risk Factors

Certain Considerations

     Economic Outlook. Since the September 11th terrorist attacks on the World Trade Center and Pentagon, Florida's economic outlook has significantly changed. In the past, Florida outperformed the nation in terms of employment and income growth. This performance can be attributed to favorable natural, economic, and tax environments, and a growing population that fueled an increased demand for goods and services.

     The attacks severely weakened a foundation of Florida's economy: the tourism industry. Tourism is one of Florida's largest export industries, drawing purchasing power from outside the State and creating jobs, income and tax revenues. With airports closed for a week after the attacks while reviewing security systems, travel came to an abrupt halt. Tourists cancelled travel plans and avoided crowded places, resulting in a precipitous drop in the number of visitors coming to Florida.

     Another important element of Florida's economy is the construction sector. A drop in housing starts is expected this year, a projected loss of 22,900 starts. But a moderate increase in housing starts is expected to occur next year as a result of lower interest rates and an overall improvement in the U.S. economy. Total construction should also decline 2.2% this fiscal year, but grow 1.8% in 2002-2003.

     Non-farm employment growth weakened substantially in the last quarter of 2001 and is expected to remain so in the first quarter of 2002. Non-farm employment is expected to recover at the rate of 1.4% in the 2002-2003 fiscal year. Most of the decline will occur in the mining, construction, and manufacturing sectors. Wage and salary growth will also slow. From a 9.2% increase last fiscal year, total wages and salaries are projected to grow 6.1% for 2001-2002. Wage and salary growth will bottom at 5.1% in 2002-2003 and recover. The unemployment rate will rise from a low of 3.3% a year ago to 5.3% for 2001-2002 and is expected to peak at 5.9% during next fiscal year.

     Population growth has been a major source of increased economic activity in Florida. Florida's population is expected to grow by 302,000 people this year and by 256,000 next year. This population growth is estimated to be 2.44 million people over the next ten years. This projected growth may cushion the State from a more severe economic downturn as demand for housing, durable and non-durable goods, and other services increases.

     Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. Transfer payments are typically less sensitive to the business cycle than employment income and act as stabilizing forces in weak economic periods.

     Revenues and Expenditures. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures. Revenues for governmental funds totaled $42.4 billion in FY 2001, an increase of 7.0% over the previous year. Expenditures for governmental fund types totaled $40.9 billion in FY 2001, a 8.6% increase from the previous year.

     Total fund balance at June 30, 2001, for all governmental fund types, was $10.16 billion compared to $10.57 billion at June 30, 2000. Of the June 30, 2001 fund balance, $5.17 billion represents unreserved fund balance which is 1.30 billion more than the $6.47 billion last year.

     Florida's 1997 tobacco settlement, as amended in 1998 and 2001, is expected to total approximately $13 billion over a 25-year period. The settlement anticipates that the State of Florida will use the funds for children's health care coverage and other health-related services, to reimburse the State of Florida for medical expenses incurred by the State, and for mandated improvements in State enforcement efforts regarding the reduction of sales of tobacco products to minors. Additionally, the funds may be used for such purposes as the State match required to draw federal funds to provide children's health care coverage and for enhancement of children's and adolescents' substance abuse services, substance abuse prevention and intervention and children's mental health services. As of June 30, 2001, the State had received approximately $2.5 billion of the settlement, including $743 million, net of certain adjustments, received in FY's 2000-2001.

     Debt Management. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

     Florida's outstanding general obligation bonds at June 30, 2001, totaled approximately $9.4 billion and were issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

     Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the state's financial position.

     Bond Ratings. Florida maintains a high bond rating from Moody's Investors Services (Aa2), Standard and Poor's Corporation (AA+; outlook: stable) and Fitch, Inc. (AA) on all State general obligation bonds. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Florida Trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

Georgia Risk Factors

     Each Georgia Trust is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Georgia.

     Economic Outlook. The forecast for the Georgia economy is similar to that of the nation. Despite the most aggressive monetary easing in two decades, the U.S. economy came to a virtual standstill in the first half of 2001. The slowdown was only exacerbated by the September 11th terrorist attacks on the World Trade Center and the Pentagon. It is difficult to know by how much the terrorist attacks worsened the fragile U.S. economic situation. The Georgia economy slid into recession in the third quarter of 2001 and it is expected that the recession will be relatively long but shallow. Still, a gradual recovery is forecasted to begin in the second half of 2002.

     As a result to the terrorist attacks, Georgia's unusually large air transportation, hospitality and information technology clusters are expected to face difficult market conditions in the first half of 2002. Activity in convention and tourism has also plummeted and it is not expected to rebound quickly. Overall however, the high tech, hospitality and transportation sectors have above-average long-term growth prospects.

     Georgia's economy will also suffer because it is home to many military bases. The bases are huge economic engines but when troops are deployed overseas, they cannot spend money in Georgia and their dependents are understandably not in the mood to do so.

     In 2002, the state's non-agricultural employment will decrease by almost 33,000 jobs, a drop of .9%. The unemployment rate will rise by almost two full percentage points -- from 4.2% in 2001 to 6.1% in 2002. The services sector is projected to add 14,500 jobs and will see the fastest growth. Retailers will be thwarted by the .1% decline in wholesale and retail employment brought about by a drop in sales of new cars, big-ticket durable goods, and discretionary goods. Manufacturing employment will see drops by 2.8% and the industry as a whole may be hurt by global recession, excessive capacity in many of the manufacturing subsectors, increased competition from imported goods and more automation in production. Employment in finance, insurance and real estate will also decline by 1.5% in 2002.

     Revenues and Expenditures. Due to the recession, there is a fiscal imbalance in state governmental revenues and expenditures. Because Georgia must balance its budget, there have been and will be additional sharp cuts in spending by the state government. Fortunately, the state's "rainy day" reserve funds were full and these funds help to reduce the impact of the slow economy on the budget, but the those funds will be thin or gone in 2002.

     As of June 30, 2000, the total revenues of the General Fund were 21,350,558,149 and total expenditures were 2,346,992,258.

     Debt Management. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceeds 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

     The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the

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fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury.

     As of June 30, 2000, outstanding general obligation debt issues of the State of Georgia totaled $5,139,570,000.

     Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

     Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. An adverse final decision could materially affect the State's governmental operations and, consequently, its ability to pay debt service on its obligations.

     Bond Ratings. State of Georgia general obligation bonds are currently rated as follows: Standard & Poor's, AAA (upgraded from AA+ on July 29, 1997; outlook: stable); Moody's, Aaa; and Fitch, AAA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Maryland Risk Factors

     Maryland's Economy. Prior to September 11th, Maryland's economy was holding up extremely well given the state of the national economy. Employment growth had slowed substantially, with a year-over-year increase of 0.5% in September, down from a rate of 2.1% in February. Nonetheless, unemployment remains at historically low levels and, from October 2000 through July 2001, was exhibiting a downward trend while U.S. unemployment was generally increasing. By most other measures, Maryland has outperformed the nation over the past twelve months, and looked to have much better near-term prospects than the country as a whole. While the terrorist attacks and their aftermath have lowered expectations for the State, they have not changed the fact that the State's economy is well positioned for the next two years and should continue to show strong performance relative to the rest of the country.

     Maryland has performed better than the rest of the country for several reasons. The nationwide slowdown was led by the manufacturing sector, which is roughly half the size in Maryland as nationally, and Maryland manufacturers have fared better than their counterparts across the nation. Employment in this sector was down 3.4% in September from year-ago levels, compared to a nationwide decline of 5.3%. Another reason Maryland outperformed the nation is that Maryland is a high-income state, and almost certainly a high-wealth state as well. In every year from 1990 to 2000, Maryland had the sixth-highest per capita income in the nation. Personal income grew at an annual rate of 6.8% in the first quarter of 2001, compared to 6.1% nationwide. The disparity is even more striking when looking at wage and salary income; growth in Maryland was 8.5% in the first quarter, more than one full percentage point better than the 7.3% growth nationwide. The net effect is that Marylanders are much more likely to possess the ability to withstand a job loss, at least for a short time, and, therefore, have much less reason to cut back on spending, which would further weaken the economy. September 11th has not as yet produced a significant change to this calculus. The slowdown pre-September 11th had just reached Maryland over the summer of 2001, and while it will now be a more pronounced slowdown, it will not change the relative position of Maryland.

     Located as it is near the nation's capital and in the midst of the Bos-Wash megalopolis, however, Maryland's current position could evaporate overnight if terrorists were to strike in the region again. While the outlook is gloomier than it was before September 11th, growth in employment is expected to continue in Maryland. Non-agricultural employment growth will slow from 2.7% in 2000 to 1.0% in 2001, further declining to 0.5% in 2002. Employment will bounce back strongly in 2003, with growth estimated at 2.3%. The slowdown or recession seems likely to affect Maryland much less severely than that of the early 1990s.

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     Employment in Maryland's manufacturing sector continues to decline, with
September 2000 manufacturing employment the lowest since January 1996. The short-term outlook continues this decline with decreases in employment through 2002. The long-term outlook is slightly better with small increases in employment in 2003 and 2004, however Maryland will continue to lag behind the nation in this sector. The finance, insurance and real estate ("FIRE") sector has been affected by several developments over the past year, though none was particularly unexpected. First and foremost, the continued decline in the stock markets has taken a toll on earnings, morale and, in some cases, jobs. An ongoing process of mergers and restructuring brought about in part by the repeal of the Glass-Steagall act continues apace, and the impact of service delivery through the internet continues to evolve. Employment in the sector declined by 0.9% in 2000, following two years of nearly 3% growth. Prior to September 11th, the FIRE sector seemed likely to weather the economic slowdown in general, and the slumping stock market and declining interest rates in particular, without experiencing a contraction. Following September 11th, however, the outlook is more pessimistic. Growth in 2001 is estimated at 1.3%, before declining by 0.2% in 2002.

     Maryland's economy, as that of many states, is increasingly dominated by services. In 1990, service employment accounted for 28.7% of total employment in the State. Ten years later, services accounted for over 35% of Maryland employment. Although the service sector has jockeyed back and forth with construction as Maryland's fastest growing industry over the past six years, this sector has been a much more stable performer and has added over six times the jobs that the construction sector has. In fact, of the 280,000 jobs created in the State since 1990, over 236,000 of them have been created in the service sector.

     Employment in the public sector continues to grow in Maryland, although the proportion of public employment to private employment has been slipping. Public employment now stands at approximately 18.3% of all employment in the State, the second largest sector of the economy after services, and just slightly larger than the retail sector. The proportion of Maryland jobs in the public sector remains higher than the national average of 15.6%. Total growth in government employment is expected to be slightly less than 1% through 2003. Local government employment will continue to grow rapidly through 2001. Education accounts for roughly half of local government employment, and demand for teachers remains strong. The growth in local employment has been constrained by the inability to construct classrooms and hire qualified teachers as rapidly as they are needed.

     Growth in local government employment is expected to continue, but at a slower rate in 2002 and 2003. Likewise, State employment has continued to grow, but growth will slow in the coming years. It is expected that State employment will remain stable through 2002 and will increase slightly in 2003.

     Revenues and Expenditures. Revenues of the general governmental functions (excluding capital projects) totaled $17,601,001,000 for the fiscal year ended June 30, 2001. This represents an increase of 8.9% over revenues for the FY 2000. Income tax, the largest source of revenue, produced 32.6% of general governmental revenues compared to 32.3% last year. Individual and corporate income tax totaled $5,249,066,000 and $492,598,000 respectively, representing an increase of $444,667,000 and $73,257,000, compared to the prior year. The individual income taxes increased 9.3% due to continued increases in jobs, wages and capital gains while corporate income tax revenues increased by 17.5% reflecting increases in productivity and strong gains in corporate profitability. Sales and use taxes increased $148,572,000 or 5.9% over the previous year primarily due to the strong economy and to an overall increase in sales of goods to the communication utilities. Other taxes increased by $86,372,000 or 6.3% primarily due to an increase in the electric surcharge from the deregulation legislation on the sale of electricity and, also to an increase in insurance activity and estate taxes. Charges for services increased $81,995,000 or 10.3% over the previous year primarily due to increased revenues from transportation services of the BWI Airport, Mass Transit Administration and the Maryland Port Administration and the recording of revenues in the local departments of health not previously recorded. Due to the strong economy, the State had more funds to invest. As such, interest income grew 59.5% for an increase of $105,893,000. In addition, Federal revenue to the State grew 12.0% for an additional $477,348,000 of federal assistance. The increase of federal revenues was primarily due to increases to Medicaid and Children's Health programs as well as increased funding and new grants provided to the State Department of Education. Other revenues increased $23,919,000 or 24.6% over the previous year primarily due to an increase in abandoned property revenues and miscellaneous revenues of the State Highway Administration.

     Expenditures for public safety and judicial services increased $97,304,000 or 6.8% over the previous year primarily due to new program initiatives, increased staff support for the Juvenile Justice Youth Centers and increased funding for the State Police's Retirement System and salaries. Housing and Community Development expenditures increased $17,798,000 or 17.1% over the previous year. This increase is primarily due to increased funding for housing finance programs and neighborhood revitalization. Expenditures for agriculture increased $16,438,000 or 27.6% over the previous year primarily for agricultural land preservation, cost share grants for the control of erosion and animal wastes and crop conversion for tobacco farmers. Intergovernmental expenditures increased $83,994,000 or 9.4% over the previous year due to increases in distributions to the local subdivisions from revenues collected by the Clerks of Courts. Capital outlays for transportation expenditures increased $238,550,000 or 25.2% over the previous year primarily due to increases in costs for the Washington Metropolitan Area Transit Authority and State Highway projects. Operating transfers in to the general fund from capital projects, enterprise funds (State Lottery Agency, Economic Development--Insurance Programs, and Economic Development--Loan Programs) and component units (Maryland Industrial Development Financing Authority, Stadium Authority and higher education) totaled $425,289,000. This represents a decrease of $1,154,000 from the previous year. This decrease is due primarily to decreased interest earnings in the capital projects fund. Operating transfers out from the general fund to capital projects, enterprise funds, and higher education and proprietary component units totaled $1,546,288,000. This represents an increase of $336,585,000 over the previous year. This was primarily due to increased funding for higher education and pay-as-you-go capital projects.

     The fund balance for the general fund at June 30, 2001 was $2,456,605,000 representing an increase of $86,538,000 over the previous year's balance. The fund balance for the general fund has shown a pattern of continuous and substantial increases during the last seven years although this year's increase was not as great as prior years'. Management of financial resources is exercised through the legally mandated budgetary system of the State. The budgetary general fund balance at June 30, 2001, reflected a total fund balance and an undesignated balance of $1,776,881,000 and $191,029,000 respectively. The special revenue unreserved fund balance of $400,957,000 decreased $17,357,000 from the preceding year. This was primarily due to increased expenditures for transportation programs and related capital outlays. The debt service unreserved fund balance of $117,127,000 increased $18,577,000 from the previous year.

     Debt Management. Maryland's general obligation bonds have been rated Aaa by Moody's Investors Service and AAA (outlook: stable) by Standard and AAA Poor's and Fitch Investors, Inc., for a number of years. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State of Maryland, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     In addition to the general obligation bonds, there are outstanding limited obligation bonds of the Department of Transportation and the Maryland Transportation Authority of $652,510,000 and $300,576,000 respectively, at June 30, 2001. Debt service on the Department of Transportation bonds is provided principally from excise taxes levied by statute. Debt service on the Maryland Transportation Authority bonds is payable from revenues of Authority projects. As of June 30, 2001, the outstanding capital lease balance was $236,857,000. The State is also ultimately responsible to pay certain debt of the Maryland Stadium Authority and the Maryland Environmental Services, via capital leases with these component units. The total of these capital lease obligations is $298,472,000. Self-supporting revenue bonds outstanding at June 30, 2001, amounted to $3,938,804,000. This represents an increase of $182,564,000 from the prior year. As of June 30, 2001, long-term obligations for accrued leave of $198,639,000 represent the value of accumulated earned but unused leave in the general long term debt account group. The general long-term obligations for unpaid self-insurance claims totaled $154,217,000. Maryland tax supported debt outstanding as a percent of personal income remains below the Capital Debt Affordability Committee Criteria Standard of 3.2% of personal income.

     Each Maryland Trust is susceptible to political, economic or regulatory factors affecting issuers of Maryland municipal obligations (the "Maryland Municipal Obligations"). These include the possible adverse effects of certain Maryland constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Maryland and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various Maryland and local agencies in Maryland or contained in Official Statements for various Maryland Municipal Obligations.

Massachusetts Risk Factors

Certain Considerations

     Economic Outlook. Massachusetts and the rest of the nation are in the midst of a profound economic downturn exacerbated by the September 11th terrorist attacks. Even though the Commonwealth is home to many world-renowned institutions of medicine and higher education, both public and private, keeping the economy relatively stable and full of ingenuity, no sector is immune from the economy. Tourism, a significant component of Massachusetts' economy, is the their largest industry. Most economic data points to a significant drop in activity in the short term for the tourism industry. According to a report released by the Massachusetts Office of Travel and Tourism on October 10, 2001, the lodging industry component alone is expected to lose $241 million in sales this year post September 11th. Overall, the lodging industry, according to the report, is expected to generate over $324 million less in sales this year than in 2000.

     Since FY 1994 the office of the Comptroller has reported that the fiscal health of the Commonwealth is strong -- it has enjoyed over seven years of prosperity and growth. Overall through FY 2001, the financial condition of the Commonwealth of Massachusetts remained strong; however, the picture is changing. As of June 2001, the Federal Reserve Bank of Boston, in its monthly New England Economic Indicators, reported that the number of people unemployed in Massachusetts has increased at a rate of 3.4%. This is still under the "full employment" threshold of 5%, but the rate is rising and was up to 4.2% in October 2001.

     Prudent planning throughout the 1990's has left the Commonwealth well positioned for this economic slowdown.

     Revenues and Expenditures. For the eleventh consecutive year, revenues have exceeded expenditures in the governmental funds. As of June 30, 2001, the governmental fund balance was $4.4 billion. In FY 2001, the revenues and other financing sources in the budgeted funds totaled $23.1 billion.

     The Commonwealth ends FY 2001 with a $3 billion surplus in its budgeted funds. Since FY 1991, the Commonwealth's Stabilization Fund, sometimes called the "rainy day fund" has grown from a balance of $59 million to over $1.7 billion, its maximum. In addition, in the final set of appropriation acts for the fiscal year, the Commonwealth set aside over $579 million in FY 2001 surpluses. Of this amount, $422 million was used to balance the FY 2002 budget, with the remainder held in stabilization. The Stabilization Fund is a tool at decision makers' disposal to assist the Commonwealth through this difficult time. It may be used in three circumstances. The first is to make up any difference between the actual state revenues and the allowable

     Debt Management. The Commonwealth funds its capital appropriations by authorizing the issuance of long-term bonds. In FY 2001, the Commonwealth issued a significant amount of debt for various purposes. There were $9.3 billion authorized, unissued bonds and outstanding principal totaling $14 billion. As of June 30, 2001, the outstanding debt totaled $13,999,454. To limit the Commonwealth debt burden, and control the degree to which debt service creates pressure on the operating budget, the Administration has implemented a five-year capital spending plan which has existed for several years. The Commonwealth also defeased debt through the use of $650 million of transfers and operating surplus through the escrow and irrevocable trust with an escrow agent that purchased U.S. Government securities. Through this action, the Commonwealth defeased debt service payments of approximately $624 million, plus related unamortized discount, during FY 2001.

     Bond Ratings. As of June 2002, the general obligation bonds of the Commonwealth of Massachusetts were rated AA- (outlook: stable) by Standard & Poor's Ratings Services, Aa2 by the Moody's Investors Service, Inc.'s and AA- by Fitch IBCA, Inc.'s (formerly Fitch Investors Service, L.P.). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the State of Massachusetts, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Massachusetts Trust is susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal obligations (the "Massachusetts Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Massachusetts and is derived from sources that are generally available to investors and are believed to be accurate.

No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Massachusetts or contained in Official Statements for various Massachusetts Municipal Obligations.

Michigan Risk Factors

Certain Considerations.

     Economic Outlook. FY 2001 began with continuing state economic growth although at a much slower rate than the previous fiscal year. However, economic indicators reflected an overall leveling or temporary cooling in the economy. Michigan, like the nation, finds itself in the midst of an economic downturn, predicted by analysts but exacerbated by the September 11th terrorist attacks on the World Trade Center and the Pentagon.

     The economy of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the state's economy is the manufacturing of durable goods. Since the mid-1990's, Michigan has made an effort to diversify its economy and expand sectors other than durable goods manufacturing, allowing the state to experience its best economic performance in a generation. Michigan's unemployment rate reached a low of 3.4% in March 2000, with an average overall in 2001 of 5%. It has since however, risen to 6.0% as of March 2002 (seasonally adjusted). As a result, budgets for FY's 2001-2002 were adjusted downward to reflect softening revenues. In December 2001, economic indicators suggested the economy was turning toward recovery.

     While Michigan's efforts to diversify its economy have proven successful, durable goods manufacturing still represents a sizable portion of the state's economy. The Michigan economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect state revenues, and the financial impact on local units of government could be more severe in the areas where plants are closed. In fact, automakers made the most aggressive production cuts in a decade in 2001 and offered 0% financing to boost car sales beginning in October 2001.

     Michigan wage and salary employment is forecast to decline by 33,000 (.7%) in 2002 and is forecast to rise by 79,000 (1.7%) in 2003. Personal income growth is forecast to slow 2.4% in 2002, and post solid growth of 5.3% in 2003.

     Revenues and Expenditures. Michigan's Budget Stabilization Fund (BSF), also known as the "Rainy Day Fund," was established in 1977 to assist in stabilizing revenue and employment during economic downturns and to maintain the state's credit rating. The Management and Budget Act of 1984 contains provisions for calculating an economic-based recommended deposit or withdrawal from the BSF. The calculation uses the change in real Michigan personal income for the calendar year to determine either a pay-in or pay-out. If the formula calls for a deposit into the BSF, the deposit is made in the next fiscal year. If the formula calls for a withdrawal, the withdrawal is made during the current fiscal year. According to the Consensus Revenue Estimating Conference, which establishes an official economic forecast of major variables of the state economy and establishes a forecast of anticipated General Fund/General Purpose revenues, there is an estimated amount available for withdrawal of $43.8 million from the BSF for FY 2001-2001 based on growth in real adjusted personal income. No pay-in or pay-out is calculated for FY 2002-2003.

     Article IX, Section 26 of the Michigan Constitution limits the amount of total revenues raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the state's personal income for the prior calendar year. If revenues exceed the limit by less than 1%, the state may deposit the excess into the BSF. In the event that the state's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers via the income and single business taxes. These limits on taxes could hurt the value of Michigan bonds in the portfolio or make it more difficult for Michigan's local governments to pay their debt service. It is estimated that the total state revenue subject to the limit will be $3.7 billion below in FY 2001-2002 and $4.0 billion below in FY 2002-2003.

     Debt Management. The State Constitution authorizes general obligation long-term borrowing, subject to approval by the Legislature and a majority of voters at a general election. General obligation bond issues totaled $324.6 million during 2000-2001. Long-term bonds have been issued periodically for specific purposes, with the stipulation that financing of debt requirements is to come strictly from designated revenue sources. Revenue dedicated bonded debt, including that of the State Building Authority, increased by $603.8 million to $3.4 billion during 2000-2001. The State Constitution also provides that the Legislature may authorize the issuance of short-term general obligation notes to assist in managing cash flows. Such borrowings are limited by the Constitution to 15% of undedicated State revenue received in the previous year. The Constitution also requires that such borrowings be repaid before year-end. No such borrowings occurred during the FY 2000-2001.

     On January 21, 1998, Standard & Poor's Ratings Service increased its rating for State of Michigan general obligation bonds to AA+ and in September 2000 raised the rating to AAA (outlook: stable). Moody's Investors Service, Inc. upgraded Michigan general obligation bonds to Aaa from its previous rating of Aa1 in October 2000. Fitch IBCA, Inc. also upgraded its rating of AA to AA+ on April 15, 1998.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Michigan Trust is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "Michigan Municipal Obligations"). These include the possible adverse effects of certain Michigan constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

Minnesota Risk Factors

Certain Considerations

     Economic Outlook. Minnesota's economy continued to outperform the U.S. averages in FY 2001. Personal income grew at an annual rate of 7.2% during the fiscal year, 0.6 percentage points greater than the U.S. average. At the close of the fiscal year, the state's unemployment rate was 3.4%, 1.1 percentage points lower than the U.S. average of 4.5%. In calendar year 2000, per capita personal income in Minnesota grew by 5.9%, slightly above the U.S. average growth rate of 5.7%. Per capita personal income in Minnesota is now 8.4% more than the national average. Minnesota ranked 9th among all states in personal income per capita in 2000.

     Minnesota's labor force participation rates remain among the highest in the nation, and the state's unemployment remains low, but labor markets are no longer as tight as in recent years. Minnesota's unemployment rate crept closer to the national average in fiscal 2001. In FY 2001, Minnesota's unemployment rate averaged just 3.3%; the U.S. average was 4.2%. Payroll employment grew by nearly 26,000 during the past fiscal year. On a percentage basis, the statewide employment growth rate of .8% exceeded the national average of .4%.

     Minnesota's economy is projected to grow more slowly than the U.S. economy during the FY 2002. Payroll employment through October 2001 has fallen more steeply than the U.S. average, and Minnesota wage growth has also been below the national average. Total wage and salary payments in Minnesota are forecast to grow by just 1.0% in fiscal 2002 due to slower employment growth and fewer hours worked. Bonuses are also expected to be down significantly. Personal income in Minnesota is expected to grow at a rate of 1.0%. Wage growth in Minnesota is projected to recover strongly in fiscal 2003, as the labor market tightens once again.

     Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The governor's biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. The 2000-2001 biennium began on July 1, 2000. State statutes require a balanced budget.

     During FY 2001, the State's total fund balance for the General Fund decreased by $618.2 million to $1.337 billion. On June 30, 2001, the unreserved, undedicated portion of the fund balance reflected a zero balance, after providing for a $972 million budgetary reserve. This compares with a $451.2 million unreserved, undesignated fund balance at the end of FY 2000 with $972 million budgetary reserve.

     General Fund revenues and transfers-in totaled $12.482 billion for FY 2001, up 3.7% from those for FY 2000. General Fund expenditures and transfers-out for the year totaled $13.104 billion, an increase of 7.7% from the previous year. Of this amount, $8.975 billion is in the form of grants and subsidies to local governments, individuals and non-profit organizations.

     The economic impact of the September 11th terrorist attacks on the World Trade Center and Pentagon is unclear. One impact of the attacks, however, is the detrimental effect on state budgets. The recent volatility in the stock markets and consumer spending will likely make things worse for states attempting to maintain balanced budgets.

     On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in a new revenue stream for the state. A small portion of the settlement ($202 million) was dedicated by the courts for specific purposes and will not be a part of the state's general revenues. A larger portion of the settlement (the one-time payments) was dedicated by the Governor and the legislature to be placed into endowments for specific purposes. The balance (the annual payments) will be deposited into the state's General Fund.

     Part of the state's settlement is a series of six one-time payments, which end after FY 2003. In 1999 and 2000, the Governor and the legislature created two endowments (medical education and tobacco use prevention) with the first of four of the one-time payments. The two remaining one-time payments and the annual, on-going payments are revenues to the General Fund. The value of these payments will level off at $203 million by FY 2005. All of these payments are counted as General Fund revenues and are subject to the appropriation process.

     Debt Management. The state debt management policy has four guidelines. The first requires that the ratio of the budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, not exceed 3.0% of the total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2001 is 2.4%. The second and third guidelines state that the general obligation bonded debt should not exceed 2.5% of the total personal income for the state, and also that the total debt of state agencies and the University of Minnesota should not exceed 3.5% of total personal income. These ratios were 1.6% and 2.4%, respectively based on outstanding debt at June 30, 2001, and estimated personal income for the year ended on that date. The fourth guideline states that the total amount of state general obligation debt, moral obligation debt, state bond guarantees, equipment capital leases and real estate leases should not exceed 5.0% of the total personal income for the state. That ratio was 3.0% at June 30, 2001.

     The state issued $285 million of new general obligation bonds in 2001, and $224.3 million of general obligation bonds were redeemed during 2001, leaving an outstanding balance of $2.6 billion.

     Fitch IBCA, Inc. rates State of Minnesota general obligation bonds as AAA. Moody's Investor Services rates Minnesota's general obligation bonds Aaa. In August 1997, Standard & Poor's raised the state's general obligation bond rating from AA+ to AAA (outlook: stable).

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Minnesota Trust is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

Missouri Risk Factors

Certain Considerations

     Economic Outlook. Missouri, like most other states, is struggling through staggeringly difficult economic times. The economy officially went into recession in March 2001. During the summer of 2001 all major national forecasters envisioned an economy that would begin growing again during the last half of calendar year 2001 with substantial growth during calendar year 2002. However, the terrorist attacks of September 11th have delayed economic recovery and made it likely that such recovery will be slower and weaker than hoped. These events have knocked askew the state's fiscal underpinnings.

     The Missouri unemployment rate in January 2001 stood at 3.7%. By December the seasonally adjusted unemployment rate rose to 4.7%. This was a loss of over 46,000 jobs, which included about 25,000 in the crucial manufacturing sector. The sagging economy has also depressed the rate of growth in Missouri Personal Income. After growing by 4.4% and 6.0% in FY's 2000-2001, respectively, growth of only 3.2% is expected in FY 2002.

     While the Missouri economy is under strain, a modest rebound is expected. The state economy remains diverse with strong presence in health care services, and agriculture, as well as the travel and leisure industry. Indeed, employment in health care services has grown from 192,700 in 1990 to 236,800 in 2001. As the U.S. economy rebounds, growth in the Missouri economy will likely resume.

     Revenues and Expenditures. The continued recession and the economy's reaction to the terrorist attacks have forced Missouri, and most other states, to take strong budget action to ensure a balanced budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

     Missouri's constitutional revenue and spending limit ("Article X") provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income. The Missouri Constitution requires that the revenue and spending limit formula use the personal income figure supplied by the United States Department of Commerce Bureau of Economic Analysis (BEA). The personal income statistics are designed to measure current economic activity. Changes have been made in the methodology for computing the personal income statistics in recent years with significant effect on the state's revenue limit. In 1998 the BEA implemented a change that significantly lowered the revenue and spending limit beginning in FY 1999. Personal income is the sum of all wages and salaries, proprietors and rental income, interest and dividend income, and transfer payments (such as social security and welfare). Personal income has never included capital gains made on direct investment in the stock market. In 1998, the BEA concluded that they were including capital gains made by mutual funds that invest in the stock market. The personal income statistics published by the BEA now deduct the value of mutual funds' capital gains from personal income -- about a $2 billion reduction in Missouri Personal Income.

     Calculations made pursuant to Article X show that total state revenues for FY 2001 were below the total state revenue limit by $447 million. The Office of Administration projects that total state revenues will not exceed the total state revenue limit in FY 2002 or FY 2003. These preliminary calculations are subject to change as actual revenue collections become known and as the federal government revises its estimates of Missouri personal income. The calculations also project that total state revenues will be approximately $807 million below the Article X revenue limit and $893 million below the Article X refund limit in FY 2002.

     Tobacco Settlement. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive approximately $4.5 billion before the settlement's adjustments for inflation and discounts.

     In May 2001, Missouri received its first payment of the tobacco settlement proceeds. It is estimated that the state will receive about $164 million during FY 2003. The Governor has recommended using a portion of the tobacco settlement proceeds to pay for core health care programs while retaining a portion for the most critical investments that will improve the lives of Missourians in the futures.

     Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

     As of August 31, 2001, there was $ 1,224,370,000 in issued general obligation bonds and $ 938,775,000 in outstanding general obligation bonds.

     Ratings. State of Missouri general obligation bond issues are currently rated as follows: Standard & Poor's Rating Services, AAA (outlook: stable); Moody's Investors Service, Inc., Aaa; and Fitch IBCA, Inc., AAA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Missouri Trust is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

New Jersey Risk Factors

Certain Considerations

     Economic Outlook. Although 2001 ended with fewer jobs, higher unemployment and much slower growth in retail spending compared to a year earlier, the 2001 recession appears to be mild and likely of average duration. The 2002-03 outlook for the State is based on a flat 1st half 2002 followed by a modest paced recovery.

     New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The state also has the nation's largest concentration of businesses that produce prescription pharmaceuticals, over-the-counter medications, generic prescription drugs, vitamins, diagnostic drugs, and medical devices. Two other key sectors of New Jersey's economy are international trade and tourism.

     Despite the onset of recession, the State employment for 2001 was 27,200 above the 12-month average for 2000. This resulted from strong year-over-year growth in early 2001. From February through December, New Jersey lost 17,200 jobs. Averaging almost 100 thousand net new jobs in 1999 and 2000, the 01 job market was the weakest since 1992.

     By the end of 2001, the State's labor market reflected the aftereffects of the national recession and mixed impacts from the WTC attack. On a monthly basis, jobs peaked in February at 4,033,800 and then paralleled national declines in employment. After the September 11th terrorist attacks, the State added jobs in October as displaced NYC businesses scrambled to locate temporary or new permanent operations in the State. By December, several large financial/brokerage companies moved employees back to Manhattan, leaving the State with a net gain of about 9,000 financial jobs since the September WTC attacks.

     The State unemployment rate climbed during 2001, rising to an average rate of 4.7% in the 4th quarter reflecting weakened labor market conditions and significant air transportation sector layoffs. The 2001 preliminary unemployment rate for the State is 4.2%, and, for July 2002, the unemployment rate was 5.4%. The national unemployment rate for July 2002 was 5.9%. Preliminary annual personal income for the State in 2001 was $323,706,315, as compared to $8,621,022,511 nationally, and preliminary per capital personal income for the State for the same period was $38,153, as compared to $30,271 nationally.

     Revenues and Expenditures. The State of New Jersey operates on a fiscal year beginning July 1 and ending June 30. Faced with a shortfall of $5.3 billion, the total budget recommended by the Governor of New Jersey for fiscal 2003 is $23.663 billion, an increase of $343 million, or 1.5% over the adjusted fiscal year 2002 appropriation level of $23.320 billion. The 1.5% growth in the proposed budget is significantly less than the 6.5% growth in the proposed Fiscal Year 2002 Budget and is 75% less than the average annual growth rate over the past 20 years (5.9%).

     The state's Surplus Revenue ("Rainy Day") Fund was created by legislation enacted in 1990 as an inclusion in the annual budget for excess revenues. Beginning with the fiscal 2001 Appropriations Act, the Rainy Day Fund is capped at $720 million. A Rainy Day Fund balance of $720 million is sufficient, and any future payments to the Fund will be diverted to a new Debt Retirement Fund and applied to the retirement of State long-term obligations, as the Treasurer shall determine. However, if there are drawdowns from the Rainy Day Fund, as happened in fiscal 2000 for Tropical Storm Floyd, which reduced the balance below $720 million, no amount will be deposited in the Debt Retirement Fund until the Rainy Day Fund is restored to $720 million. As part of a program to close the budget deficit in fiscal 2002, $720 million in balances were transferred from the Rainy Day Fund to the General Fund. As structured, the shift provided $500 million of that balance for budgeting flexibility in fiscal 2003.

     Litigation. The state is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the state. At any given time, there are various numbers of claims and cases pending against the state, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act.

     Debt Management. The primary method for state financing of capital projects is through the sale of the general obligation bonds of the state. These bonds are backed by the full faith and credit of the state tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General Obligation Debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction. The general obligation bonded debt outstanding as of June 30, 2001 was $3.5 billion, which is secured by the full faith and credit of the State (the General Fund). The amount provided by the General Fund to the Debt Service Fund for interest and principal payments for the fiscal year ended June 30, 2001 was $525.0 million.

     Bond Ratings. For many years prior to 1991, State of New Jersey general obligation bonds were rated as triple-A by Standard & Poor's Ratings Services and Moody's Investors Services. Currently, however, these bonds are rated as follows: Standard & Poor's, AA; Moody's Investors Service, Inc., Aa2; and Fitch, AA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each New Jersey Trust is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal obligations (the "New Jersey Municipal Obligations"). These include the possible adverse effects of certain New Jersey constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations.

New York Risk Factors

Certain Considerations

     Generally. The State of New York has historically been one of the wealthiest states in the nation. For the past few decades, however, the state economy has grown more slowly than that of the nation as a whole, gradually eroding the state's relative economic affluence.

     On September 11, 2001, terrorists destroyed the World Trade Center ("WTC"), resulting in a massive loss of life, enormous property damage in lower Manhattan, and severe economic disruption in New York City and the nation. The impact of the attack is far reaching and not yet fully realized.

     Initial employment impacts from these events began to register in the Current Employment Statistics ("CES") State and metropolitan area data for October 2001, released on November 20, 2001. Widespread declines in total non-farm employment reported for October across many industries include effects from the aftermath of the terrorist attacks of September 11th on the World Trade Center and the Pentagon.

     It is not possible to separate the overall October employment movements into the effects from the September 11th events and the effects from a generally weakening employment trend that had been evident for several months prior. However, several of the industry divisions with widespread employment weakness in October 2001, particularly transportation and public utilities (which includes air transportation and travel agencies), and services (which includes hotels), were undoubtedly affected by the aftermath of the terrorist attacks and the widespread decline in travel following September 11th.

     Employment estimates for New York for the finance, insurance, and real estate division include effects from the movement of a substantial number of jobs out of the lower Manhattan area of New York City and into New Jersey following the destruction of the World Trade Center and other adjacent buildings. Whether this employment movement across State lines is temporary and will be reversed in later months is unknown at this time. As of January 2002, the State's unemployment rate increased to 5.7%, a 32.6% change from the previous year.

     Revenues and Expenditures. Although New York has enjoyed recent years of budget surpluses due to unanticipated revenues generated by a strong economy, the State's long-term financial condition is uncertain. Multi-year tax cuts and increased spending programs have been included as part of budgets in the last several years; they have been structured with little up-front costs but significant impacts in future years. State spending total $80.1 billion in 2001, an increase of $6.4 billion (8.6%) from the prior year.

     The General Fund is the main operating fund of the State and has incurred operating surpluses in eight of the last ten years and in each of the last six years. In 2001, the General Fund operating surplus was approximately $245 million. Governmental funds account for most of the State's operations including the General Fund, Federal programs, debt service and capital construction. The General Fund's accumulated surplus was approximately $1.587 billion as of March 31, 2001.

     For FY 2001, New York's total state revenues were approximately $81.7 billion. Despite New York's increased revenues in recent years, the amount of the State's true "Rainy Day" reserves set aside for use in times of economic downturn remains well below the national average. Although "Rainy Day" reserves have increased slightly in 2000 and have increased in 2001, they still remain below 2% of total revenues.

     State spending totaled $80.1 billion in 2001 an increase of $6.4 billion (8.6%) from the prior year. State spending has been partially paid for by borrowing $10.8 billion since 1997, including $2.1 billion in 2001. In 2001, New York's outstanding debt per person was $1,948 which was equal to 5.6% of New Yorker's personal income.

     The enacted 2000-2001 State Budget included the Debt Reform Act of 2000. That enacted legislation resulted in the following statutory changes in relation to the future issuance of State-supported debt: future debt issued after April 1, 2000 and outstanding will be capped at 4% of personal income after a ten-year phase in period; future debt service on new debt issued after April 1, 2000 and outstanding is capped at 5% of total governmental funds receipts, phased in over a 13-year period; and future debt can only be used for capital purposes and must be repaid in no more than thirty years. However, debt reform legislation is not permanent, will not end non-voter approved borrowing, and will not limit debt issuance for the foreseeable future.

     Many uncertainties exist in forecasts of both the national and state economies and there can be no assurance that the state economy will perform at a level sufficient to meet the state's projections of receipts and disbursements.

     As of March 31, 2001 New York State had approximately $4.3 billion in General Obligation bonds and notes outstanding. An additional $32.6 billion was issued and outstanding by State public authorities, for total debt of approximately $36.4 billion.

     New York State has received upgrades on its general obligation rating from two major bond rating firms during its FY 2001, however, the State still receives one of the lowest credit ratings for a state by Moody's Investors Service, Inc. which gives the state A2. Standard & Poor's Ratings Services gives the state an AA rating (outlook: stable). Fitch IBCA, Inc. rates the state's general obligation bonds as AA.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     New York City. While the WTC tragedy has adversely affected the City's finances, the City's financial problems did not begin on September 11th. In June 2001, the City projected a budget gap of $3.6 billion for FY 2003, because City fund revenues are projected to increase by less than 1% and City-funded spending in projected to grow by 13.4%. The FY 2003 budget gap represents an unprecedented 13.8% of City fund revenues, far larger than the gaps projected in the past by the City at the same point in the financial planning process. It is now believed that a national recession started in March and that the attack on the WTC has increased its severity.

     Increases in City spending have resulted due to the WTC attack. The City currently estimates that rescue, recovery and clean-up costs related to the WTC tragedy could total about $2 billion, far less than the initial estimate of $11.5 billion. Of this amount, the City estimates that $1.6 billion will be needed from the federal government to remove debris, stabilize the area, and pay overtime costs in the Police and Fire Departments. In addition, the City is requesting another $399 million in unrestricted federal aid in the current year and much smaller amounts in subsequent years to help balance the budget. These resources would offset capital losses ($163 million) and to fund the salaries ($236 million) of police officers and firefighters assigned to "Ground Zero" between September 11th and the end of October.

     Although the federal government does not intend to reimburse the City's budget for lost revenues relating to September 11th, it is unclear to what extent the City may be able to use some of the resources appropriated by the federal government to supplant current City efforts, thereby helping to balance the operating budget.

     The City's general obligation bonds are rated A by Standard & Poor's and A2 by Moody's and A+ by Fitch.

     Litigation. The City and State of New York are also defendants in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's and State's ability to carry out their financial plans.

     The City of New York spent a record $600 million on judgements and claims in FY 2001, an increase of more than 300% since FY 1987 and twice the FY 1996 amount. Much of the growth is due to an increase in the number and size of "heavy hitter" cases that cost the City $1 million or more. In addition, the City faces the possibility of liability costs as a result of the WTC disaster and, in fact, the City has already been notified by the potential litigants of their intention to file a lawsuit. The federal government capped the City's liability at $350 million. Victims of the September 11th attack are being encouraged to seek compensation from the newly created federal Victims Compensation Fund. The Fund offers survivors and victims' relatives compensation, which could total up to $11 billion, but only if they agree to forego litigation.

     Each New York Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

North Carolina Risk Factors

Certain Considerations

     Generally. North Carolina's economic profile consists of a combination of industry, agriculture and tourism. The State's economy continues to grow and diversify. Based on November 2001 data from the United States Bureau of Labor Statistics, the State ranked tenth nationally in non-agricultural employment and eighth nationally in manufacturing employment. As the State's economy has grown more dependent on the goods and services producing sector, moving away slightly from its dependence on agriculture, per capita income has also increased significantly. During the period from 1990 to 2000, per capita income in the State grew from $17,374 to $26,842, an increase of 55%. In 2001, per capita income rose again to $27,418, which amount is approximately 91% of the national average of $30,271, based on data released by the U.S. Department of Commerce Bureau of Economic Analysis.

     The State's manufacturing sector has been impacted by the recent slowing national economy. While North Carolina has enjoyed unemployment rates that were typically less than the national average over the last ten years, the State's unemployment rate on a seasonally adjusted basis in July 2002 was 6.8%, whereas the national unemployment rate on a seasonally adjusted basis was 5.9%.

     Revenues and Expenditures. The North Carolina State Constitution requires that the total expenditures of the state for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and a portion of the surplus remaining in the State Treasury at the beginning of the period. State law requires 25% of surplus funds from the previous fiscal period to be placed in the Savings Reserve Account; an amount of the funds equal to 3% of the value of state-owned facilities to be placed in the Reserve for Repairs and Renovations; and 6.5% of the surplus funds to be placed in the Clean Water Management Trust Funds. The remainder of the surplus may be used for expenditures during the following fiscal period.

     The fund balance of the General Fund declined by $298.1 million in 2001. Expenditures and transfers out exceeded revenues and transfers in by $239 million. Total assets at June 30, 2001, were $4.513 billion, with total liabilities at $4.545 billion. Tax refunds payable were $951 million in 2001, as compared to $1.0129 billion in 2000. At June 30, 2001, total fund balance of the General Fund on the modified accrual basis was a negative $32.4 million, in comparison to a $265.7 million balance at the end of 2000.

     For fiscal year 2000-2001, the General Fund closed the year with a zero unreserved fund balance (second consecutive fiscal year end). This compares to June 30, 1991, when the General Fund unreserved fund balance was $441 thousand. North Carolina is required by its constitution to balance the General Fund on a budgetary basis. The budgetary basis reserved fund balance totaled $871.249 million.

     As of June 30, 2001, $129.9 million of the $212.5 million owed to the State's retirement systems was used to fund the General Fund budget shortfall. On December 6, 2001, legislation expressing the intent of the General Assembly to repay $129.9 million of retirement contributions plus interest over a five-year period beginning July 1, 2003, was approved and forwarded to Governor Easley for signature. On December 7, 2001, the remaining $82.6 million was forwarded to the various retirement systems administered by the State Treasurer. The General Fund budget was expected to be balanced at the end of the fiscal year ending June 30, 2002.

     Hurricane Floyd passed through the eastern portion of North Carolina on September 15 and 16, 2000. On December 16, 1999, the General Assembly held a special session for the purpose of setting aside $836.6 million of funds for recovery from damage caused by the hurricane. Funds were allocated in the following categories and amounts: housing/rental expenditures, $446.3 million; State match of federal funds, $162.2 million; agriculture and fisheries, $98.3 million; local government assistance, $37.8 million; small business, $36.7 million; and various other programs, $55.3 million. As these funds flow into the economies of the areas affected by Hurricane Floyd, income and sales taxes should offset some portion of the cost of the disaster recovery effort. At June 30, 2001, the State's General Fund (budgetary basis) held $448.6 million in reserve for disaster relief.

     Debt Management. On September 1, 2000, $300 million in Public Improvement Bonds, Series 2000A were issued, representing a consolidation of Public School Building Bonds in the amount of $295 million and Natural Gas Bonds in the amount of $5 million. The bonds were issued at rates ranging from 5.0% to 5.1% with a final maturity of September 1, 2018. In November 2000, the State's voters approved $3.1 billion of University and Community College general obligation bonds. The $3.1 billion is projected to be issued over the six-year period beginning in fiscal year 2000-01, with repayments scheduled for fiscal year 2001-02 through fiscal year 2024-25. Total debt service for all of the State's outstanding general obligation debt is projected to be at its highest in fiscal year 2006-07, at $722 million (assuming no additional voter approved debt in subsequent years). At June 30, 2001, the State's outstanding general obligation debt totaled $3.039 billion, with an additional $4.37 billion approved and unissued at June 30, 2001. Outstanding general obligation debt is projected to peak at $6.043 billion for fiscal year 2005-06.

     North Carolina general obligation bonds are rated AAA by Standard & Poor's and Fitch, and AA1 by Moody's. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local North Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of North Carolina, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Litigation. The State is involved in numerous claims and legal proceedings, many of which normally recur in governmental operations and may have a material adverse effect on the financial position of the State.

     Each North Carolina Trust is susceptible to political, economic or regulatory factors affecting issuers of North Carolina municipal obligations (the "North Carolina Municipal Obligations"). These include the possible adverse effects of certain North Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in North Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in North Carolina or contained in Official Statements for various North Carolina Municipal Obligations.

Ohio Risk Factors

     Generally. The outlook for the Ohio economy has deteriorated since the beginning of the current budget cycle in July 2001. Ohio's economy is now in a recession that has been characterized by widespread layoffs and falling corporate profits that will likely last into and falling corporate profits that will likely last into next year. The state's fiscal conditions have changed rapidly in recent months. In addition to increased demands for more government spending on human service in response to the weakening economy, the state's revenue picture has taken a turn for the worse. As a result, the state's personal income, corporate income and sales tax revenues were under severe pressure, and unable to reach projected levels of collections.

     Revenues and Expenditures. State operations in Ohio are financed on a fiscal biennium basis through the General Revenue Fund (the "GRF") which is the state's major budgetary operating fund reported within the General Fund. The GRF is funded primarily by personal income and sales taxes. The state also maintains a Budget Stabilization Fund or "Rainy Day Fund" that is used to cover any imbalances in the GRF. Ending balances of the GRF have varied in relation to national economic conditions, with higher ending balances in recent years.

     In June 2001, Governor Bob Taft signed into law Amended Substitute House Bill 94, which, when combined with other legislation authorizing expenditures, provides over $45.1 billion in General Revenue Fund dollars and over $90.9 billion in all funds for the FY 2002-2003 operating budget of the State of Ohio. For FY 2001, the General Fund reported a total Fund balance of $1,880,898, a decrease of 30.9% from FY 2000. Total Fund revenues were $20,929,044 and total expenditures of 18,850,108, increases of 3.4% and 8.8% respectively.

     As of June 30, 2001, the State's government designated $13.1 million for budget stabilization purposes and reserved $1.7 billion in fund balance for a total designated and reserved fund balance of approximately $1.71 billion for the General Fund. This is compared to a total designated and reserved fund balance of approximately $2.40 billion, as of June 30, 2000. Total fund balance reserves for the General Fund decreased by $38.5 million or 2.2% since June 30, 2000. Unreserved/designated fund balance for the General Fund decreased $646.5 million or 98% since the end of the last fiscal year primarily because no amount was designated for the Income Tax Reduction Program, as of June 30, 2001. The unreserved/undesignated fund balance decreased by $156.4 million, which is 48.2% less than the unreserved/undesignated balance reported, as of June 30, 2000.

     The economic impact of the September 11th terrorist attacks on the World Trade Center and Pentagon is unclear. One impact of the attacks, however, is the detrimental effect on state budgets. The recent volatility in the stock markets and consumer spending will likely make things worse for states attempting to maintain balanced budgets.

     Debt Management. Subject to a $750,000 exception in cases of unexpected expense or casual deficits, the state may not incur or assume debt without a popular vote. The vote determines the sources of debt repayment. In some cases the repayment of obligations is limited to revenue from certain sources, such as revenue from related activities or from non-tax revenue. These restrictions limit access to available funds for repayment of debts, and could make it harder for the state or local governments to meet their obligations. As of June 30, 2001, the State's primary government reported a total of $8.99 billion in outstanding liabilities in its General Long-Term Obligations Account Group.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on state or local finances generally, will not adversely affect the market value of Ohio obligations or the ability of particular obligors to make timely payments of debt service on those obligations.

     Ohio's credit ratings for general obligation debt are Aa1 by Moody's Investors Service, Inc. ("Moody's") and AA+ by Fitch Inc. Standard & Poor's Ratings Services ("S&P") rates the State's general obligation debt AA+ (outlook: negative), except for Highway Capital Improvement Obligations, which S&P rates AAA.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Litigation. On September 6, 2001 the Ohio Supreme Court issued its third ruling in the long-running school funding case. The court found constitutional the basic principles of the new school funding formula. The funding formula adequately addresses such issues as the over-reliance on local property taxes, funding for special education, vocational education and student transportation costs. However, the Court has ordered additional action on the remaining areas of concern; faster implementation of parity aid and changes to the base funding formula. Estimates to address the Court's concerns are as much as $1.24 billion for FY 2002.

     Each Ohio Trust is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "Ohio Municipal Obligations"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

Pennsylvania Risk Factors

Certain Considerations

     Economic Condition and Outlook. The Commonwealth of Pennsylvania (the "Commonwealth") historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of the Commonwealth's economy continues to diversify into the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

     Terrorist attacks conducted on U.S. soil on September 11, 2001, provided the catalyst for the national economy to enter into an economic recession. U.S. economic growth had been decelerating since mid-2000, especially in the industrial sector. Weakness in the industrial sector helped lower annualized quarterly gross domestic product growth rates from 5.7% in the second quarter of 2000, to 0.3% in the second quarter of 2001. The slide of consumer confidence and the pullback in spending fostered by the attacks have likely pushed the national economy into recession. The cause of the current recession is a crisis of confidence brought to a critical level by the terrorist's acts. Readings of both consumer and business confidence in September 2001 have fallen to levels not seen for many years. Consumers and business appear to be significantly reducing their spending. The results are business contraction, layoffs, and lower income. Current expectations are that an economic recovery should begin sometime during the first half of 2002. That recovery may not be as vigorous as other prior periods of economic recovery, but may be a period of modest positive growth.

     The Pennsylvania economy is expected to closely follow the trends of the national economy. Substantial shifts in the composition of employment in Pennsylvania over the past decade should make its economy less sensitive to sharp cyclical changes in industrial production that previously would have magnified the effects of a national recession in Pennsylvania.

     Debt Administration. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters times the average of the annual tax revenues deposited in all funds during the previous five fiscal years. The certified constitutional debt limit at August 31, 2001 was $40.3 billion. Outstanding capital project debt at August 31, 2001 amounted to $4.6 billion.

     In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. Total general obligation bond indebtedness outstanding at June 30, 2001 was $5,545 million.

     The General Fund. The General Fund ("General Fund"), the Commonwealth's largest fund, is the focal point of any assessment of Pennsylvania's financial position. It accounts for all revenues and receipts that are not required by law to be accounted for or deposited elsewhere and for the major portion of Commonwealth expenditures.

     At June 30, 2001, the Commonwealth's General Fund reported fund balance was $4,485 million, an increase of $221.3 million from the $4,263.7 million fund balance at June 30, 2000. Total assets increased by $454.2 million to $8,183.2 million. Liabilities increased $232.9 million to $3,698.2 million.

     Cash Management. The Treasury Department of the Commonwealth is required by the Commonwealth's Fiscal Code to deposit Commonwealth monies, excluding certain component units, in state depositories approved by the Board of Finance and Revenue. Amounts deposited are not required to be segregated by fund.

     Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1998 population of 1.43 million according to the U.S. Bureau of the Census, ranking 6th in metropolitan areas of the U.S. Philadelphia functions both as a first class city and county for the purpose of administering various governmental programs.

     Ratings. All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA (outlook: stable) by Standard & Poor's Ratings Services; Aa2 by Moody's Investor's Service, Inc.; and AA by Fitch IBCA, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

     Risk Factors. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

     Risk Management. The Commonwealth maintains ongoing training and information programs to reduce risks associated with employee injury and negligence, contract compliance, tort liabilities and property losses. The Commonwealth became self-insured for employee disability and medical claims on July 1, 1983. The Commonwealth is also self-insured for annuitant medical/hospital benefits and tort liabilities, including automobile, employee and transportation-related claims. Reserves have been established to fund self-insured claims. Third-party coverage is obtained for property losses in excess of $1 million per occurrence, to a limit of $100 million per occurrence. Coverage for property losses less than $1 million or more than $100 million is maintained through the Commonwealth's self-insurance program.

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Tennessee Risk Factors

     Economic Condition and Outlook. The state's economic diversity has improved substantially over the last several years. Investments announced in new and expanding manufacturing businesses exceeded one billion dollars every year since 1983, and exceeded three billion dollars in the last three years. Announced manufacturing capital investments in 2000 were $4.95 billion. This growth has created 27,013 new jobs in this year alone, and has had a positive effect on employment and the state's economy. Additionally, investments in headquarters, distribution and selected services grew to $2.1 billion in 2000 and created 14,670 new jobs. For June 2001, the state unemployment rate of 4.5% was under the national average of 4.7%.Based on current projections, the state's overall growth is expected to exceed the national average over the next several years

     Revenues and Expenditures. General governmental functions are accounted for in four governmental funds the General, Special Revenue, Debt Service and Capital Projects funds. Revenues for general governmental functions totaled $16.7 billion in 2001. Taxes represented 48.5% of general revenues; it is a decrease of 2.6% in the percentage of the total funding over the prior year from 51.1% to 48.5%.

     Expenditures for general governmental purposes totaled $15.5 billion in 2001, a 9.6% increase over the previous year. Health and Social Services increased due to increased expenditures of $957.8 million in the TennCare program. Regulation of Business and Professions increased due to increased expenditures of $5.1 million for enhanced emergency 911 services. Capital Outlay decreased 21.4% because fewer projects are being approved by the State Building Commission and certain large projects were completed in 2000.

     Debt Administration. At June 30, 2001, the state had a number of debt issues outstanding. These issues included $898.7 million of general obligation bonds, $17.4 million of enterprise fund debt with state commitment, and $153.7 million of internal service fund debt with state commitment. Tennessee has the following bond rating on general obligation bond issues: Moody's Investors Service (Aa2), Standard and Poor's Corporation (AA; outlook: negative), and Fitch Investors Service, Inc. (AA). Under current state statutes, the state's general obligation bonded debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 2001, the state's annual legal debt service limit of $534.7 million was well above the debt service required of $131.6 million, with a legal debt service margin of $403.1 million. Debt per capita equaled $189.78, and the ratio of net general long-term bonded debt to assessed property valuation was
1.39 percent.

     Each Tennessee Trust is susceptible to political, economic or regulatory factors affecting issuers of Tennessee municipal obligations (the "Tennessee Municipal Obligations"). These include the possible adverse effects of certain Tennessee constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Tennessee and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Tennessee or contained in Official Statements for various Tennessee Municipal Obligations.

Texas Risk Factors

Certain Considerations

     Economic Outlook. The economy in Texas has been adversely affected by the national recession. From February 2001 to February 2002, overall non-farm employment in the state fell by nearly 0.9%, as compared to 2.3% growth a year earlier and an average annual growth rate of 4% during the economic boom of 1997 and 1998.

     More than ever, Texas has become tied to the health of the national economy. This is evidenced by the nearly identical job loss rates of 0.9% in Texas and 1.0% in the U.S. from February 2001 to February 2002. Demonstrating the breadth of the national downturn, 37 states lost jobs. Although relatively high energy prices allowed the oil and gas industry to benefit during most of 2001, other sectors of the Texas economy directly affected by the national economy -- especially manufacturing and, to a lesser extent, consumer spending -- suffered.

     Unlike the U.S., however, the Texas economy did not fall into recession. This is largely attributable to strong productivity growth, and enhanced by a central Sunbelt location, relatively low business and housing costs, and the continued flood of new residents into the state.

     Wary of the threat of a national recession, the Federal Reserve Board reduced short-term interest rates eleven times in 2001. Despite lower borrowing costs, the National Bureau of Economic Research declared that the national economy had fallen into recession in March. The downturn accelerated after the September 11th terrorist attacks on our country. The national economy now appears to have bottomed out and has begun a slow upswing.

     The Texas economy continued to display moderate growth during the first half of 2001. Real (inflation-adjusted) gross state product increased by an estimated 3.4%, personal income increased more than three percentage points faster than the inflation rate, and almost 150,000 more residents moved into the state than left. Even with slowing employment growth, the statewide unemployment rate averaged less than 5% for the fourth straight year, for its lowest rates since the late 1970s. Perhaps most importantly, Texas continued to outpace national economic growth.

     The outlook for the Texas economy in 2002 and 2003 is mixed. On the average, real gross state product growth will be lower in 2002 than in 2001, slipping from 3.4% to a projected 2.8%. In 2003, however, following a strong national economic recovery fueled by low interest rates, federal tax cuts, and stimulative federal spending in response to September 11th, Texas' economic growth will rebound at a relatively robust 4.4% rate. Non-farm employment and personal income growth should follow a similar trend.

     Still, with continued population and labor force growth accompanied by fewer job opportunities than in recent years, the statewide unemployment rate will rise from an average of 4.6% in 2001 to 5.5% -- the highest rate in six years -- in 2002. As the national and state economies rebound, however, the state jobless rate will drop slightly to 5.2% in 2003, falling below 5% again by the middle of 2004.

     Perhaps more than any other sector, transportation, communications, and public utilities ("TPU") has been adversely affected by the events of September 11th. After the September 11th attacks, U.S. air traffic dropped and layoffs were announced at most major U.S. air carriers, including Texas-based American and Continental Airlines. Over a period of just six months, job growth in the state's air transportation industry fell from a year-over-year gain of 4,100 in February 2001 to a year-over-year loss of 9,500, or 7.6%, in February 2002. Largely because of these losses, TPU lost 25,000 jobs over the year ending in February 2002, a 4.2% drop.

     Although national air traffic is showing some signs of recovery, it will take a long time for it recover to pre-9/11 levels. After peaking at 695 million U.S. passenger enplanements in fiscal 2000, enplanements are expected to reach only 600 million in 2002.

     Revenue and Expenditures. Texas continued moderate growth in FY 2001. For governmental fund types and expendable trust funds of primary government, revenues rose to $53.1 billion. This represents a 7.2% increase over the prior year and is $4.2 billion more than the $48.9 billion expended from these same funds for the year. Increased spending to provide public assistance payments helped to push overall expenditures for health and human services from $19 billion to $20.4 billion. Expenditures for health and human services account for 41.6% of the state total. At $15.1 billion, education is the second largest component of state spending accounting for 30.8% of total expenditures. Transportation expenditures, at $4.7 billion or 9/6% of the total expenditures, rounds out the top three expense categories for the year.

     The assets of the State of Texas have increased $24.4 billion or 11.9% since FY 1998. A major factor of this increase is related to the investment of tobacco settlement revenues and a strong stock market over much of the period. For the 1998 and 1999 financial statement presentations, the estimated $15 billion tobacco settlement award was classified as a receivable with an offsetting deferred revenue. However, beginning in FY 2000, the state did not record a receivable or the corresponding deferred revenue for estimated receipts of tobacco settlement monies. This reclassification explains the 69.9% decrease in receivables from FY 1999-2000.

     Debt Management. During FY 2001, Texas' state agencies and universities issued $1.7 billion in state bonds to finance new construction, housing, water conservation and treatment, and other projects. General obligation debt accounted for $778 million of the state bonds. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the state. Bonds retired were composed of $257.6 million in general obligation bonds and $313.9 million in revenue bonds during the year. There were also $392.7 million in general obligation bonds and $394.3 million in revenue bonds that were refunded. The total outstanding general obligation debt of the state after new issuances, retirements, and refundings as of August 31, 2001 was $5.3 billion. An additional $2.0 billion is authorized but has not been issued. The total of revenue bonds outstanding was $7.3 billion. An additional $3.7 billion was authorized but not issued.

     Bond Ratings. As of June 2002, Texas general obligation bonds are rated AA (outlook: stable) by Standard & Poor's, Aa1 by Moody's Investors Service and AA+ by Fitch IBCA, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Texas issuers may be unrelated to the creditworthiness of obligations issued by the State of Texas, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Texas Trust is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "Texas Municipal Obligations"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

Virginia Risk Factors

     Economic Outlook. FY 2001 saw a slowing of the national economy as the record-breaking expansion that began in 1991 lost steam. Virginia's economy performed remarkably well for the year as a whole, although there were signs of slowing in the latter part of the fiscal year.

     The financial condition of Virginia is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade and government (federal, state and local). Defense activity is also an important component of Virginia's economy.

     The two measures that are the most revealing about the economic conditions of Virginia are employment and income. Virginia's non-farm payroll employment rose by 2.4%. Manufacturing payroll employment dropped by 2.4% from FY 2000. Virginia's total employment growth was 2.4%; well above the national average of 1.3%. In fact, Virginia's employment growth rate exceeded the national average in four of the last five fiscal years.

     The State's unemployment rate was only 2.4% in FY 2001. Such a low rate is characteristic of an economy with only frictional unemployment, the unavoidable unemployment associated with people leaving and entering the labor force and normal job turnover. Virginia's unemployment was well below the national average.

     Virginia is a leader in telecommunications, semiconductors, microelectronics, information technology, medical research and biotechnology, and chemical synthesis research. Additionally, Dulles International Airport and the Hampton Roads ports are important factors in the State's increasing role as a major exporter. The State's exports accounted for about 5% of Virginia's Gross State Product (GSP). Canada and Japan are its most important trade partners, followed by Belgium, South Korea, Germany and Mexico.

     Revenues and Expenditures. Virginia uses a cash basis of accounting for budgetary purposes. Revenues and expenditures are recorded at the time cash is actually received or disbursed according to the provisions of the Appropriation Act. The Commonwealth's total revenue is comprised of two major resources: the general fund and non-general funds.

     General fund revenues decreased by 3% from FY 2002. General Fund revenues are derived from direct general taxes paid by citizens and businesses in Virginia. Because general fund revenues can be used for a variety of government programs, these are the funds that the Governor and the General Assembly have the most discretion to spend.

     Non-general funds consist of funds earmarked by law for specific purposes. For example, motor vehicle and gasoline taxes must pay for transportation programs, student tuition and fees must support higher education, and federal grants are designated for specific activities.

     The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. The budget for the current 2000-2002 biennium went into effect July 1, 2000, and will end on June 30, 2002. The budget was adopted by the 2000 General Assembly.

     Debt Administration. Virginia is one of nine states with a "triple A" bond rating for general obligation debt from the three rating agencies: Moody's Investors Service, Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. and Fitch, Inc.

     Total debt of Virginia as of June 30, 2001 was $14.7 billion. Of that amount, $4.5 billion (30%) was tax-supported debt. Debt is considered tax-supported if State tax revenues are used or pledged for debt service payments. Outstanding general obligation debt backed by the full faith and credit of Virginia totaled $968.1 million as of June 30, 2001.

     Risk Management. The Commonwealth maintains self-insurance programs for employee health, general (tort) liability, medical malpractice, workers' compensation, property, and automobile liability insurance. These are reported in the Internal Service Funds. The Commonwealth assumes the full risk for claims filed under the employee health insurance program and the workers' compensation program. For the other programs, the risk assumed is limited to certain amounts per occurrence. The Commonwealth also provides employee health, errors and omissions liability, commuter rail liability, and law enforcement professional liability insurance for local governmental units throughout the Commonwealth. These programs are accounted for in the Enterprise Funds.

     Each Virginia Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal obligations (the "Virginia Municipal Obligations"). These include the possible adverse effects of certain Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Virginia or contained in Official Statements for various Virginia Municipal Obligations.

Tax-Free Unit Trust


Series 1011


National Insured Trust 374                             47,106.948 Units

Prospectus - Part Two
 Revision Date November  1, 2002

Note: This Prospectus Part Two may not be distributed unless accompanied by Part One.

Currently Offered at Public Offering Price plus interest accrued to the date of settlement. Minimum purchase - either $5,000 or 50 Units, whichever is less.

THE UNITS of fractional undivided interest in the Nuveen Tax-Free Unit Trust being offered hereby are issued and outstanding Units that have been purchased by dealers in the open market. The price paid in each instance was not less than the Redemption Price determined as provided in Part One under the caption "Redemption." The Units are being offered at the Public Offering Price computed in the manner described in Part One under the caption "Public Offering Price." Any profit or loss resulting from the sale of Units will accrue to such dealers and no proceeds from the sale will be received by the Trust.


THE NUVEEN TAX-FREE UNIT TRUST consists of a number of underlying separate unit investment trusts, each of which contains a diversified portfolio of interest-bearing obligations issued by or on behalf of the states (or in the case of State Trusts, primarily by or on behalf of the State for which such State Trust is named) and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel to each issuer, exempt from all Federal income tax and, in the case of a State Trust, from State income taxes in the State for which such State Trust is named. All Bonds in each Trust were rated in the category "A" or better by Fitch, Standard & Poor's and/or Moody's on the Date of Deposit ("BBB" or "Baa", respectively, or better by such services in the case of National Traditional Trust 76 and earlier National Traditional Trusts). Current ratings, if any, on Bonds in a Trust are set forth in the Schedule of Investments for such Trust herein.


FOR FURTHER INFORMATION about the operation and the composition of the Trusts, including risk factors, public offering price, operating expenses, tax status and unit value and evaluation, please consult Part One of the Prospectus.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                 ESSENTIAL INFORMATION REGARDING THE TRUST(S)
                                           As Of August 31, 2002
                          Sponsor and Evaluator.......Nuveen Investments
                          Trustee.................JPMorgan Chase Bank
The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.  Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.

                                                                                             National Insured
                                                                                                Trust 374
-----------------------------------------------------------------------------------------  ------------------

Principal Amount of Bonds in Trust.......................................................   $    4,670,000
Number of Units..........................................................................       46,607.948
Fractional Undivided Interest in Trust Per Unit..........................................   1/  46,607.948
Public Offering Price --- Less than 1,000 Units
    Aggregate Bid Price of Bonds in Trust................................................   $    4,496,460
    Plus Sales Charge <F1>...............................................................   $      261,694
      Total..............................................................................   $    4,758,154
    Divided by Number of Units...........................................................   $    102.09
    Plus Cash Per Unit <F2>..............................................................   $(     0.00)
    Public Offering Price Per Unit <F3>..................................................   $    102.09
Redemption Price Per Unit (exclusive of accrued interest)................................   $     96.48
Excess of Public Offering Price Per Unit over Redemption Price Per Unit..................   $      5.61
    Par Value Per Unit <F4>..............................................................   $    100.20
Calculation of Net Annual Interest Income Per Unit
    Annual Interest Income...............................................................   $      4.9044
    Less Estimated Annual Expense........................................................   $      0.2154
    Net Annual Interest Income...........................................................   $      4.6890
Daily Rate of Accrual Per Unit...........................................................   $      0.01303
Trustee's Annual Fee per $1000 principal (6).............................................   $      1.3079
Estimated Current Return <F5>............................................................          4.59%
Estimated Long Term Return <F5>..........................................................          4.48%
Record Dates ................................................  See "Distributions to Unitholders" in Part One
Distribution Dates ..........................................  See "Distributions to Unitholders" in Part One
Minimum Principal Distribution .............................................................  $0.10 per Unit.
Date Trust Established .........................................................................  July 2,1998
Mandatory Termination Date ..................  See "Other Information - Termination of Indenture" in Part One
Minimum Value of Trust ......................  See "Other Information - Termination of Indenture" in Part One
Sponsor's Annual Evaluation Fee .................................  $0.188 per $1000 principal amount of Bonds
   Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock
Exchange.

-------------------------------------------------------------------------------------------------------------
<F1>
(1)      See "Public Offering Price" in Part One for the method by which the sales charge is calculated.
<F2>
(2)   This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $.01 per Unit and is added to (or deducted from) the Public Offering Price.
<F3>
(3)   Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase).  On the above date there was added to the Public Offering Price of the National Insured
Trust 374, $102.09, accrued interest to the settlement date of $.05, for a total price of $102.14.
<F4>
(4)   Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.
<F5>
(5)   See "Estimated Long Term Return and Estimated Current Return" in Part
One for an explanation of these returns.
<F6>
(6)   The Trustee's Annual Fee per $1000 principal amount of Bonds set forth above is calculated for Unitholders electing the monthly plan of distribution.
The Trustee's Annual Fee per $1000 principal amount of Bonds for National
Insured Trust 374 will be $0.9879 under the quarterly distribution option and
$0.7979 under the semi-annual distribution option.



                            NUVEEN TAX-FREE UNIT TRUST
                            NATIONAL INSURED TRUST 374
                                  (Series 1011)

                             Statement of Net Assets
                                  June 30, 2002

Assets:
     Investments in municipal securities,
       at market value (Cost $4,482,780) (Note 1) ............... $   4,475,169
     Accrued interest receivable ................................        55,655
     Organizational Costs (Note 1) ..............................         1,459
                                                                  --------------

               Total assets ..................................... $   4,532,283
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      24,894
     Accrued trustee and evaluator fees .........................         1,133
                                                                  --------------

               Total liabilities ................................ $      26,027
                                                                  --------------

               Net assets, applicable to 47,106 units of
                 fractional undivided interest outstanding ...... $   4,506,256
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 50,000 units sold ............ $   5,008,857
       Less initial underwriting commission (Note 1) ............  (    245,413)
                                                                  --------------
                                                                  $   4,763,444
     Less cost of 2,894 units redeemed ..........................  (    264,820)
                                                                  --------------
                                                                  $   4,498,624
     Undistributed net investment income ........................        28,925
     Unrealized appreciation (depreciation) of investments ......  (      7,611)
     Accumulated net realized gain (loss) from
       investment transactions ..................................  (     13,682)
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   4,506,256
                                                                  ==============

Net asset value per unit:
                                                           Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest          Total
     Monthly..................      21,971       $      95.05  $         .40   $        95.45
     Quarterly................      12,158              95.05            .80            95.85
     Semi-Annual..............      12,977              95.05            .80            95.85
                                ---------------

     Overall..................      47,106                                     $        95.66
                                ===============                                ==============

See accompanying notes to financial statements.
Unit amounts are rounded to the nearest whole unit.


                                         NUVEEN TAX-FREE UNIT TRUST
                                         NATIONAL INSURED TRUST 374
                                               (Series 1011)

                             Statements of Operations and Changes in Net Assets


                                                                       Year Ended June 30,
                                                       ----------------------------------------------------
                                                             2002              2001              2000
                                                       ----------------  ----------------  ----------------
Statements of Operations


Investment income (Note 1):
  Interest income ...................................  $       236,762   $       238,877   $       242,345
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         8,139   $         8,878   $         9,129
    Evaluator fees ..................................              894               836               840
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         9,033   $         9,714   $         9,969
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       227,729   $       229,163   $       232,376
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $(        1,668)  $(        2,924)  $(        9,079)
    Net change in unrealized appreciation or
      depreciation of investments ...................           61,669           348,041    (      214,309)
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $        60,001   $       345,117   $(      223,388)
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       287,730   $       574,280   $         8,988
                                                       ================  ================  ================


Statements of Changes in Net Assets
Operations:
  Net investment income .............................  $       227,729   $       229,163   $       232,376
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................   (        1,668)   (        2,924)   (        9,079)
  Net change in unrealized appreciation or
    depreciation of investments .....................           61,669           348,041    (      214,309)
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       287,730   $       574,280   $         8,988
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      228,972)  $(      229,351)  $(      232,784)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      228,972)  $(      229,351)  $(      232,784)
                                                       ----------------  ----------------  ----------------

Redemption of 1,281, 498 and
    800 units, respectively .........................  $(      120,498)  $(       45,671)  $(       68,425)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(       61,740)  $       299,258   $(      292,221)

Net assets at beginning of year .....................        4,567,996         4,268,738         4,560,959
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $28,925,$30,168 and $30,356,respectively) ..........  $     4,506,256   $     4,567,996   $     4,268,738
                                                       ================  ================  ================


See accompanying notes to financial statements.
Unit amounts are rounded to the nearest whole unit.

                       NUVEEN TAX-FREE UNIT TRUST
                       NATIONAL INSURED TRUST 374
                             (Series 1011)

                       Financial Highlights Table


                                                          Year Ended
                                                           June 30,
                                                             2002
                                                       ----------------




Net asset value, beginning of period ................  $         94.41
                                                       ----------------




Income from investment operations:
    Net investment income ...........................  $          4.83
    Net realized and unrealized gains/(losses)
    on investment transactions ......................             1.28
                                                       ----------------

Total from investment operations ....................  $          6.11
                                                       ----------------


Distributions to unitholders ........................   (         4.86)


Net asset value, end of period ......................  $         95.66
                                                       ================


Total Return for the period .........................             6.47%

Ratio to average net assets:
    Net investment income ...........................             5.02%
    Expenses ........................................             0.20%

See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                     NATIONAL INSURED TRUST 374
                                                           (Series 1011)

                                                      Schedule of Investments
                                                           June 30, 2002

                                                                                              Ratings(unaudited)  Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(6)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    420,000        City and County of Denver, Colorado, Airport System  2006 at 101         AAA        Aaa     $    429,374
                     Revenue Bonds, Series 1996A, 5.500% Due
                     11/15/2025. (Original issue discount bonds
                     delivered on or about March 28, 1996 at a price of
                     93.497% of principal amount.)

     330,000        E-470 Public Highway Authority (Colorado), Senior    No Optional Call    AAA        Aaa           95,439
                     Revenue Bonds, Series 1997B, 0.000% Due 9/1/2025.
                     (Original issue discount bonds delivered on or
                     about August 27, 1997 at a price of 21.756% of
                     principal amount.)

     410,000        Illinois Health Facilities Authority, Revenue        2008 at 101          --        Aaa          418,688
                     Bonds, Series 1997 (Memorial Health System),
                     Springfield, Illinois, 5.250% Due 10/1/2018.

     500,000        Metropolitan Pier and Exposition Authority           2006 at 102         AAA        Aaa          496,860
                     (Illinois), McCormick Place Expansion Project
                     Refunding Bonds, Series 1996A, 5.250% Due
                     6/15/2027. (Original issue discount bonds
                     delivered on or about October 8, 1996 at a price
                     of 90.824% of principal amount.)

     350,000        Indiana Educational Facilities Authority,            2008 at 101         AAA        Aaa          332,178
                     Educational Facilities Revenue Bonds, Series 1998
                     (Saint Mary's College Project), 5.000% Due
                     4/1/2028.

     500,000        Massachusetts Health and Educational Facilities      2008 at 101         AAA        Aaa          501,745
                     Authority, Revenue Bonds, Stonehill College Issue,
                     Series G, 5.250% Due 7/1/2028.

     495,000        Massachusetts Turnpike Authority, Metropolitan       2007 at 102         AAA        Aaa          492,852
                     Highway System Revenue Bonds, 1997 Series A
                     (Senior), 5.125% Due 1/1/2023.

     485,000        Long Island Power Authority (New York), Electric     2008 at 101         AAA        Aaa          483,186
                     System General Revenue Bonds, Series 1998A, 5.250%
                     Due 12/1/2026.

     475,000        The City of New York, New York, General Obligation   2008 at 101         AAA        Aaa          476,354
                     Bonds, Fiscal 1998 Series J, 5.300% Due 8/1/2024.


      PAGE   8


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                     NATIONAL INSURED TRUST 374
                                                           (Series 1011)

Schedule of Investments
                                                           June 30, 2002

                                                                                              Ratings(unaudited)  Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(6)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    750,000        City of Fargo, North Dakota, Health System Revenue   2007 at 102         AAA        Aaa     $    748,493
                     Bonds (Meritcare Obligated Group), Series 1996A,
                     5.375% Due 6/1/2027. (Original issue discount
                     bonds delivered on or about December 5, 1996 at a
                     price of 94.635% of principal amount.)

------------                                                                                                    ------------
$  4,715,000                                                                                                    $  4,475,169
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

One Bond in the Trust is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof. The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes. The sources of payment for these remaining issues in the Trust are divided as follows: Dedicated-Tax Supported Revenue, 1; Bridge and Tollroad Revenue, 2;
Education Revenue,  2; Power Revenue,  1; Health Care Facility Revenue,  2;
Transportation,  1.

Approximately 25% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Health Care Facility Revenue.

Approximately 42% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. The current value of an original issue discount bond reflects the present value of
its face amount at maturity.   In a stable interest rate environment, the
market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  The original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. 21% of the Bonds comprise issues of entities located in the state of Massachusetts. The Bond
Portfolio consists of 10 obligations issued by entities located in 6 states.

Notes To Financial Statements


1.  Summary of Significant Accounting Policies:
     The Trustee is responsible for maintaining the books and records of each Trust on a cash basis and for safekeeping securities owned by each Trust. The Sponsor is responsible for preparation of the financial statements on an accrual basis in accordance with accounting principles generally accepted in the United States of America based upon the books and records provided by the Trustee. The following is a summary of the significant accounting policies followed by each Trust.
     Organizational Costs - From Series 814 to Series 1100, each Trust (and therefore the Unitholders of such Trusts) will bear a portion of the estimated organizational costs which will be or have been deferred and amortized over a five-year period from the Initial Date of Deposit. Each Trust deposited after Series 1100 will pay organizational costs (which are not amortized) as of the earlier of six months after the Initial Date of Deposit or the end of the initial offering period.
     Security Valuation - Tax-Free Bonds are reflected at market value in the accompanying statement of net assets. The Sponsor determines the market price of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers (including the Sponsor) who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds, or (4) by any combination of the above.
     Unit Valuation - On the Date of Deposit, the Public Offering Price of Units was determined by adding a sales charge to the Trustee's determination of the offering price of the Bonds. The value of Units offered in the secondary market maintained by the Sponsor is based upon the pro rata share of the bid price of the Bonds, plus the applicable sales charge that is based on the number of years remaining to the maturity of each Bond and adjusted for cash, if any, held or owed by such Trust.
     The initial underwriting commission and investors' original cost of Units, as shown on the statement of net assets, are based upon the assumption that the maximum sales commission was charged for each initial purchase of Units.
     Income and Expenses - Income and expenses are recognized on the accrual basis of accounting. Gains and losses from Bond transactions are determined on a specific identification basis.
 2.  Income Tax Status:
     Each Trust is not an association taxable as a corporation for Federal income tax purposes, and, therefore, has recorded no provision for Federal income taxes. Each unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, subchapter J of Chapter 1 of the Internal Revenue Code of 1986 and will have a taxable event each time the Trust disposes of a bond.
 3.  Operating Expenses:
     The Trustee receives for ordinary recurring services an annual fee for each plan of distribution for each Trust (the "Trustee Fees"). Each Trust also pays a fee to the Sponsor for regularly evaluating the Bonds in the Trust and maintaining surveillance over the Bonds in each Trust (the "Evaluator Fees"). The Trustee Fees and Evaluator Fees are based on the principal amount of the Bonds in the Trust. The Trust also pays certain operating expenses, including financial reporting costs.
 4.  Use of Estimates:
     The preparation of each Trust's financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liablities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 5.  Financial Highlights Table:
     The Financial Highlights table is intended to facilitate the understanding of each Trust's financial performance for the the period(s) indicated on the face of the financial highlights table. The Net Realized and Unrealized Gains/(Losses) on Investment Transactions includes the average gain/loss on redemptions. Total Return is calculated as the percentage of Total Income from Investment Operations and the beginning Net Asset Value per unit. The per unit operating performance and ratios are computed based upon the ending units outstanding and average net assets, respectively, for the period(s) indicated on the face of the financial highlights tables. The Total Return and ratios are not shown on an annualized basis if a period on the face of the financial highlights table is less than a year.
 6.  Investments:
     The Bonds are first subject to optional redemption in the years, and at the prices shown. Unless otherwise indicated, the Bonds, except for Bonds issued at a substantial original issue discount, are redeemable at declining prices (but not below par value) in subsequent years. Original issue discount bonds are generally redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium, the amount of which will decline in subsequent years. The Bonds may also be subject to sinking fund redemption without premium prior to the dates shown.
     Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to special or mandatory call provisions; for example, if bond proceeds are not able to be used as contemplated, the project is condemned or sold, or the project is destroyed and insurance proceeds are used to redeem the bonds. Single family mortgage revenue bonds and housing obligation bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.
     The Trustee's determination of the offering price of Bonds in the Trust may be greater or less than the amounts that may be received upon redemption or maturity of such Bonds. Subject to rules concerning amortization of bond premium and of original issue discount, gain or loss realized by the Trustee on disposition of any Bonds will be recognized as taxable capital gain or loss by Unitholders.
     The ratings shown, which are not covered by the Report of Independent Auditors, are those assigned as of the date of the Schedule of Investments. Any insured Bonds, for which a rating is available, are rated AAA by Standard & Poor's Corporation and Aaa by Moody's Investors Service, Inc.

                REPORT OF INDEPENDENT AUDITORS



To the Board of Directors of Nuveen Investments and Unitholders of Nuveen Tax-Free Unit Trust, Series 1011:


We have audited the accompanying statement of net assets and schedule of investments of Nuveen Tax-Free Unit Trust, Series 1011 (comprising, National Insured Trust 374), as of June 30, 2002 and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Sponsor. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements for the period(s) ended prior to June 30, 2002, were audited by other auditors who have ceased operations and whose report dated October 15, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the trust constituting the Nuveen Tax-Free Unit Trust, Series 1011, as of June 30, 2002, the results of its operations, changes in its net assets and its financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP




Chicago, Illinois
October 15, 2002

Prospectus

Part Two must be accompanied by Part One


Sponsor                      Nuveen Investments
                              333 West Wacker Drive
                              Chicago, Illinois 60606-1286
                              312.917.7700


Trustee                      JPMorgan Chase Bank
                              14201 Dallas Parkway
                              Dallas, Texas 75254-2917
                              800.257.8787


Legal Counsel                Chapman and Cutler
                              111 West Monroe Street
                              Chicago, Illinois  60603-4080


Legal Counsel                Carter, Ledyard & Milburn
 to Trustee                   2 Wall Street
                              New York, New York  10005-2072


Independent                  Deloitte & Touche LLP
 Auditors                     180 North Stetson Avenue
 for the Trust                Chicago, Illinois  60601-6779



This Prospectus does not contain complete information about the Trust filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940.

More information about the Trust, including the code of ethics adopted by the Sponsor and the Nuveen Tax-Free Unit Trusts, can be found in the Commission's Public Reference Room. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Portfolio information is also available on the EDGAR Database on the Commission's website at http://www.sec.gov, or may be obtained at prescribed rates by sending an e-mail request to publicinfo@sec.gov or by writing to the Commission's Public Reference Section at 450 Fifth Street NW, Washington D.C. 20549-0102.

No person is authorized to give any information or representations about a Trust not contained in this Prospectus or the Information Supplement, and you should not rely on any other information.

                              Signatures


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment of its Registration Statement pursuant to Rule 485(B) under the Securities Act of 1933 and has duly caused this post-effective amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Chicago and state of Illinois on October 29, 2002.

                                      Nuveen Tax-Free Unit Trust,
                                       Series 1011


                                      by /s/ Gifford R. Zimmerman

                                              Vice President



                                       by /s/ Jessica Droeger

                                              Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

         Signatures                 *Title                        Date


Timothy R. Schwertfeger      Chairman, Board of Directors, Chief
                              Executive Officer and Director


John P. Amboian              President and Director


Margaret E. Wilson           Vice President and Controller



                                                 /s/ Gifford R. Zimmerman
                                                      Gifford R. Zimmerman
                                                      Attorney-in-Fact**
                                                      October 29, 2002


     *The titles of the persons named herein represent their capacity in and relationship to Nuveen Investments, The Depositor.

    **The powers of attorney for Messrs. Amboian and Schwertfeger and Ms. Wilson were filed on May 3, 2000 as Exhibit 6.2 to Nuveen Unit Trusts, Series 94 (File No. 333-35488).



-----------------------------------------------------------------------------


                       Nuveen Code of Ethics


     Incorporated by reference to Amendment No. 3 to Form S-6 (File No. 333-96279) filed on March 6, 2000 on behalf of Nuveen Unit Trusts, Series 82.




-----------------------------------------------------------------------------




Independent Auditors' Consent


We consent to the use in this Post-Effective Amendment to this Registration Statement of Nuveen Tax-Free Unit Trust of our report dated October 15, 2002, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Auditors" in such Prospectus.



/s/ Deloitte & Touche LLP


    Deloitte & Touche LLP


Chicago, Illinois
 October 29, 2002
 ---------------------------------------------------------------------------

(LETTERHEAD OF CHAPMAN AND CUTLER)



October 29, 2002


Securities and Exchange Commission
 450 Fifth Street, N.W.
 Washington, D.C. 20549-1004
 ATTN: Filing Desk, Stop 1-4


Re: Nuveen Tax-Free Unit Trust, Series 1011   (the "Fund")


National Insured Trust 374
     SEC File No.  333-57687


Ladies/Gentlemen:


    Filed electronically herewith is Post-Effective Amendment No. 4 of the Fund's Registration Statement on Form S-6.

    The Post-Effective Amendment is being filed to update the Schedule of Investments and Statement of Condition and includes a new report and consent of the Independent Auditors and other financial information. As counsel to the Fund in connection with this registration statement, we have reviewed this Post-Effective Amendment and hereby represent that such Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485. The required representations of the
Sponsor are included on the signature page of the Amendment.     Should there
be any questions, please do not hesitate to contact the undersigned at 312/845-3781.



          Very truly yours,


          CHAPMAN AND CUTLER


          By  /s/ Eric F. Fess


                  Eric F. Fess